UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07755

Nuveen Multistate Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

February 28, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen California High Yield Municipal Bond Fund	NCHAX	—	NCHCX	NCHRX
Nuveen California Municipal Bond Fund	NCAAX	NCBBX	NCACX	NCSPX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Despite the global economy’s ability to muddle through the many economic headwinds of recent years, investors continue to have good reason to remain cautious. The European Central Bank’s commitment to “do what it takes” to support sovereign debt markets has stabilized the broader euro area financial markets. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are required to meet the EU fiscal targets.

In the U.S., the Fed’s commitment to low interest rates through Quantitative Easing is the subject of increasing debate in its policy making deliberations and many independent economists are expressing concern about the economic distortions resulting from negative real interest rates. There are encouraging signs in Congress that both political parties are working toward compromises on previously irreconcilable social issues. It is too early to tell whether those efforts will produce meaningful results or pave the way for cooperation on the major fiscal issues that potentially loom ahead. Over the longer term, there are some positive trends for the U.S. economy: house prices are clearly recovering, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During the last eighteen months, U.S. investors have benefited from strong returns in the domestic equity markets and steady total returns in many fixed income markets. However, many macroeconomic risks remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, achieving a better balance between fiscal discipline and encouraging economic growth in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East and East Asia. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments in companies that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

April 22, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Portfolio managers John Miller and Scott Romans discuss economic and municipal market conditions at both the national and state levels, key investment strategies and the Funds’ performance during the twelve-month reporting period ended February 28, 2013. John has managed the Nuveen California High Yield Municipal Bond Fund since 2006 and Scott has managed the Nuveen California Municipal Bond Fund since 2003.

At the shareholder meeting held on March 30, 2012 shareholders of both the Nuveen California Tax Free Fund and Nuveen California Municipal Bond Fund 2 (formally named California Insured Municipal Bond Fund) approved their reorganizations into the Nuveen California Municipal Bond Fund. The mergers took effect at the close of business on April 13, 2012.

What factors affected the U.S. economy, the national municipal bond market and the California municipal bond market during the twelve-month reporting period ended February 28, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its March 2013 meeting (following the end of this reporting period), the central bank stated it expected that its “highly accommodative stance of monetary policy” would keep the fed funds rate in “this exceptionally low range” as long as the unemployment rate remained above 6.5% and the outlook for inflation was no higher than 2.5%. The Fed also decided to continue purchasing $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities each month in an open-ended effort to bolster growth. Taken together, the goals of these actions are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability.

In the fourth quarter of 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 0.4%, bringing GDP growth for the calendar year 2012 to 2.2%, compared with 1.8% in 2011. The Consumer Price Index (CPI) rose 2.0% year-over-year as of February 2013, while the core CPI (which excludes food and energy) increased 2.0% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to show signs of improvement. As of February 2013, the national unemployment rate was 7.7%, the lowest level since December 2008, down from 8.3% in February 2012. The housing market, long a major weak spot in the economic recovery, also delivered some good

Nuveen Investments	5

news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 8.1% for the twelve months ended January 2013 (most recent data available at the time this report was prepared) compared with an average increase of 8.1% nationally. This marked the largest twelve-month percentage gain for the index since the pre-recession summer of 2006, although housing prices continued to be off approximately 30% from their mid-2006 peak.

During this period, the outlook for the U.S. economy continued to be clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation which were scheduled to become effective in January 2013 were averted through a last-minute deal that raised payroll taxes but left in place a number of tax breaks, including the tax exemption on municipal bond interest. However, lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts, the “sequestration”, intended to address the federal budget deficit. As a result, automatic spending cuts affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for economic growth over the next decade.

Municipal bond prices generally rallied during this period, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. Although the total volume of tax-exempt supply improved over the same period a year earlier, the issuance pattern remained light compared with long-term historical trends and new money issuance was relatively flat. This supply/demand dynamic served as a key driver of performance. Concurrent with rising prices, yields continued to decline across most maturities, especially at the longer end of the municipal yield curve and the long end of the curve continued to flatten. In addition to the lingering effects of the Build America Bonds (BAB) program, which expired at the end of 2010 but impacted issuance well into 2012, the low level of municipal issuance reflected the current political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. During this reporting period, we continued to see borrowers come to market seeking to take advantage of the low rate environment through refunding activity, with approximately two-thirds of municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

Over the twelve months ended February 28, 2013, municipal bond issuance nationwide totaled $379.6 billion, an increase of 16% over the issuance for the twelve-month period ended February 29, 2012. As previously discussed, the majority of this supply was attributable to refunding issues, rather than new money issuance. During this period, demand for municipal bonds remained consistently strong, especially from individual investors, but also from mutual funds, banks and crossover buyers such as hedge funds.

California’s economic recovery has broadened, driven by consumer and tourism spending and expanding technology services. As of February 2013, California’s unemployment rate was 9.6%, its lowest level since late 2008, down from 10.8% in February 2012. In the state’s housing market, the inventory of foreclosed homes continued to dwindle rapidly, and recent improvements were expected to transform housing into a positive driver of the California economy. According to the S&P/Case-Shiller Index, home prices in San Diego, Los Angeles and San Francisco rose 9.8%, 12.1% and 17.5%, respectively, over the twelve months ended January 2013 (most recent data available at the time this report was

6	Nuveen Investments

prepared). This growth outpaced the average increase of 8.1% nationally for the same period. On the fiscal front, the fiscal 2012 general fund budget totaled $91.3 billion and closed a projected two-year budget gap of $15.7 billion in part through spending reductions aimed at welfare and child care for the poor. Overall, continued budget problems, including persistent deficits and spending that outpaced revenues, posed the largest threat to the state’s economic recovery over the near and long term. This risk was averted when voters approved temporary sales and personal income tax increases (Proposition 30) in November 2012. Proposition 30 raised the state sales tax rate from 7.25% to 7.50% through 2016 and increased the top marginal income tax rate to 13.3% through 2018. In addition, the new state sales tax rate combined with the new highest federal tax bracket of 39.6% has stimulated demand for municipal California tax-exempt paper. For fiscal 2013-2014, the proposed general fund budget is expected to be structurally balanced, with general fund expenditures estimated at $97.7 billion, a 5% increase over the revised fiscal 2013 estimates. Tempering the positive financial news at the state level was the number of local municipalities, including San Bernardino and Stockton, which filed for bankruptcy, as cities were increasingly squeezed by budget problems resulting from declines in property valuations and rising pension costs. In January 2013, S&P upgraded the rating on California general obligation (GO) debt to A from A-, while Moody’s and Fitch maintained their ratings of A1 and A, respectively, as of February 2013. All three rating agencies listed their outlooks for California as stable. For the twelve months ended February 28, 2013, municipal issuance in California totaled $44.0 billion, an increase of 3% over the previous twelve months. For this period, California was the second largest state issuer in the nation (behind New York), representing approximately 11.6% of total issuance nationwide for the period.

How did the Funds perform during the twelve-month reporting period ended February 28, 2013?

The tables in the Fund Performance, Expense and Effective Leverage Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year, ten-year and since inception periods ending February 28, 2013. Each Fund’s Class A Share total returns at net asset value (NAV) is compared with the performance of its benchmark index and corresponding Lipper average.

During the period, the Nuveen California High Yield Municipal Bond Fund surpassed the results of its benchmark, the S&P Municipal Yield Index. The Nuveen California Municipal Bond Fund outpaced the S&P Municipal Bond Index. In addition, both Funds outperformed the Lipper California Municipal Debt Funds Classification Average.

Nuveen California High Yield Municipal Bond Fund

The Nuveen California High Yield Municipal Bond Fund benefited from a favorable market backdrop. Compared to its national benchmark, the Fund benefited from its large allocation to California tax-exempt debt, for which demand was elevated because of higher state income tax rates implemented during the year. Narrowing credit spreads were another positive factor. Given continued low interest rates, investors remained attracted to bonds with higher yields to compensate for the securities’ weaker credit ratings. Accordingly, these bonds, which regularly make up a large proportion of the

Nuveen Investments	7

portfolio, saw their prices rise throughout most of the period and their yields fall (bond prices and yields move in opposite directions).

The Fund’s duration and sector positioning also proved helpful. From a duration (interest rate) standpoint, we emphasized securities with extended maturities, making us well positioned to benefit from a market environment in which rates on longer bonds fell to a greater extent than on their shorter dated counterparts.

In sector terms, the Fund was helped by our relatively large allocation to redevelopment district bonds. These bonds, whose income payments are secured by property tax revenues and tend to suffer amid poor housing market conditions, make up a sizeable portion of the portfolio. During the period, as real estate market conditions and development activity bounced back, many of the Fund’s individual holdings in this group benefited from investors’ increased confidence. Some of our most notable outperformers in this sector included Palm Desert, Elk Grove and Hawthorne redevelopment district bonds. All of these securities were originally issued around 2005 and 2006, prior to the onset of the state’s real estate market collapse, and the bonds subsequently saw their prices drop to steep discounts. This enabled us to buy what we believed were fundamentally strong credits at very attractive prices. During the period, all three issuers regained much of their previously lost value.

Other helpful sectors were health care and tobacco. In health care, the Fund benefited from its Daughters of Charity Health System holdings. This lower rated health care provider saw its bonds gain in value after the issuer agreed to affiliate its practice with a financially stronger competitor, Ascension Health Alliance. Meanwhile, tobacco bonds continued to rise on data suggesting stability in the bonds’ income payments.

Although most of our redevelopment district bonds did favorably, one notable exception to this trend was our position in credits of Borrego Water District, which continued to struggle amid significant financial challenges for the issuer. Corporate-backed industrial development revenue bonds issued for EnerTech Biosolids also failed to meet our expectations and generated relatively poor results. In both cases, we were in the process of liquidating our positions at period end.

Nuveen California Municipal Bond Fund

The Fund’s outperformance relative to the S&P Municipal Bond Index was driven, in part, by beneficial credit quality positioning. During the year, credit spreads continued to narrow, meaning that yields on lower rated bonds fell to a greater extent than on their higher quality counterparts, as investors increasingly were willing to accept a lower premium in exchange for taking on more credit risk. Relative to the index, the Fund was overweight in bonds with credit ratings of BBB and lower as well as non-rated issues, all of which outperformed the market. Similarly, the Fund was helped by being underweight in the highest quality debt, those bonds rated AAA and AA, whose performance, while still positive, lagged overall.

The portfolio’s duration positioning also contributed. Generally, the longer a bond’s maturity, the better it performed, given that investors favored securities offering greater income in a low interest rate environment. In particular, the Fund was overweight in long

8	Nuveen Investments

intermediate bonds, and this positioning proved helpful in light of those issues’ strong performance. Also adding value was having more limited allocation to the very shortest bonds on the yield curve, whose gains were modest. At the same time, we were slightly underweight in the market’s longest dated issues, which, in retrospect, would have been helpful to own more of, given those securities’ especially beneficial results.

Helpful sector positioning also boosted relative performance. We maintained an elevated exposure to tax-increment financing and health care bonds, two groups that benefited from good demand on the part of investors.

What strategies were used to manage the Funds during the reporting period?

Nuveen California High Yield Municipal Bond Fund

The Fund invests primarily in municipal bonds that pay interest exempt from regular federal, California state and, in some cases, California local income taxes. The Fund seeks to identify below investment-grade or medium- to lower-rated, high yielding municipal bonds that offer attractive value in terms of current yields, prices, credit quality, liquidity or future prospects.

Given the relatively high demand for municipal securities and especially California issues during the period, the Fund received a healthy level of new investment inflows. Accordingly, as we looked for suitable investment opportunities, we were relatively active buyers of a diversified collection of tax-exempt bonds. Looking back at our purchases, one theme that emerges is our effort to take advantage of the national and California economic recovery. This translated into a continued interest in the bonds of special-taxing districts, redevelopment districts and toll roads. In all three instances, we expected increased economic activity to lead to higher revenues for the issuers.

Notable individual redevelopment district bonds added to the portfolio included those of the San Jose Redevelopment Agency and Lancaster Redevelopment Agency, while we also added special-taxing district bonds for the Lake Elsinore Community Facilities District.

Another source of value included redevelopment center leaseback bonds for the city of Stockton, California, which we added to the portfolio. As was widely reported, Stockton filed for bankruptcy protection in 2012. After conducting thorough due diligence on the issuer, we noted that these bonds are backed by a dedicated revenue stream unrelated to the city’s tax collections. We concluded these credits were well-secured and, because of their indirect association with a financially troubled issuer, they were priced low enough to compensate our shareholders for the bonds’ risk.

Among toll roads, we gradually built positions in two lower-rated issuers whose bonds were trading at sizable discounts. These Southern California toll roads in San Joacquin Hills and Foothill have been well utilized and have a history of successful operation, but, more recently, investors have developed concerns about whether the issuers will collect enough revenue to offset future debt obligations. After completing our credit research, and noting the bonds’ insurance by National Public Finance Guarantee, whose long-term

Nuveen Investments	9

staying power we remained confident in despite the insurer’s own credit challenges, we believed in both issuers’ ability to meet its debt payments in a consistent and timely way.

As we mentioned, many of our purchases were funded with the proceeds of new inflows. Bond calls also provided a secondary source of investment capital. Selling activity, meanwhile, was quite limited. Our only meaningful bond sale of the period consisted of the Daughters of Charity health care credits we discussed earlier, and we believed the issuer’s pending merger with Ascension Health left the securities priced too high relative to their performance prospects.

At period end, the Fund maintained modest exposure to U.S. territorial bonds, which are generally fully income-tax exempt for residents of all 50 states. During the reporting period, we identified attractively valued individual credits within Puerto Rico and, to a somewhat lesser extent, Guam and the U.S. Virgin Islands. We remained mindful of the credit challenges facing Puerto Rico, whose credit rating was downgraded to Baa3 by Moody’s in December 2012 and did not own any of the territory’s general obligation debt.

To manage the duration of the Fund’s portfolio and to reduce sensitivity to movements in U.S. interest rates, we continued to utilize swaps contracts. During this period, swap contracts were utilized to shorten the duration of the Fund’s portfolio, although the Fund did reduce the size of swap positions. During the period, the swap positions detracted mildly from performance.

Nuveen California Municipal Bond Fund

The Fund invests primarily in investment-grade bonds in an effort to provide interest income exempt from regular federal, California state and, in some cases, California local income taxes.

Purchase activity in the California Fund remained focused on lower-investment-grade rated bonds, with tax increment financing bond deals representing an area of particular value, especially early in the reporting period. This sector, was a source of strong performance for the Fund, as many of the securities in this group gained in price, a reflection of investors’ increased confidence in the sector’s financial health.

The community development district and health care sector represented two additional areas of investment potential. In both instances, we were finding better value opportunities in the secondary municipal bond market. Also, when appropriate, we embraced bonds with relatively short call dates, in part because of their potential for advance refunding in the future.

Additional purchase activity tended to involve bond buying during stretches of relative market weakness. Because we thought these periods would be short lived and anticipated that the interest rate backdrop would remain favorable, we saw these acquisitions as ways to take advantage of market conditions we expected to be temporary.

In a reflection of strong investor demand for municipal bonds, the Fund received a healthy level of new inflows. These inflows, along with the proceeds of bond calls, funded the vast majority of our new purchases. Selling activity was minimal and was focused on

10	Nuveen Investments

very short dated, pre-refunded bonds with limited performance potential. We also sold two individual bond issues that we believed had become overpriced relative to their future performance prospects and underlying credit quality.

While the Fund had no derivatives employed for hedging purposes, the Fund was supported by a modest degree of leverage in a small tender option bond trust position, which remained in the portfolio to provide additional income. In addition, the Fund had very minimal exposure to bonds of Puerto Rico, making up less than 1% of the portfolio at period end. Some of those holdings were escrowed to maturity, while others were backed by municipal bond insurance.

Impact of the Fund’s Leveraging Strategy on Performance

One important factor impacting the returns of Nuveen California High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of leverage through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because the manager believes that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional volatility. For example, the value of an inverse floating rate security will increase or decrease in value by a multiple of the increase or decrease of the market value of the underlying bond due to changes in market interest rates or the bond’s creditworthiness. Thus, when investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its net asset value if the underlying bond declines in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. As a consequence, although investments in inverse floating rate securities offer the opportunity for higher income than the underlying bond at times of low short-term market interest rates, those investments would serve to reduce the Fund’s income if short-term interest rates rise such that they exceed the net income on the underlying bond.

The Fund’s use of leverage through inverse floating rate securities made a positive contribution to the performance of the Fund over this reporting period, largely because of the income differential between the higher rates earned on the Fund’s long-term bond investments and the lower rates paid on its leveraging instruments.

Risk Considerations

Nuveen California High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest

Nuveen Investments	11

rate risk, call risk, state concentration risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Nuveen California Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 28, 2013, the Funds had positive UNII balances for tax and financial reporting purposes.

12	Nuveen Investments

Fund Performance, Expense and Effective Leverage Ratios

The Fund Performance, Expense and Effective Leverage Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	13

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen California High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of February 28, 2013

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	14.77%	8.85%	4.64%
Class A Shares at maximum Offering Price	10.00%	7.92%	3.99%
S&P Municipal Yield Index**	12.59%	7.44%	5.49%
S&P Municipal Bond High Yield Index**	14.96%	7.71%	5.55%
S&P Municipal Bond California Index**	6.75%	7.22%	5.50%
Lipper California Municipal Debt Funds Classification Average**	7.28%	6.77%	4.76%

Class C Shares	14.06%	8.25%	4.06%
Class I Shares	15.02%	9.06%	4.83%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	13.37%	8.02%	4.54%
Class A Shares at maximum Offering Price	8.56%	7.10%	3.90%
Class C Shares	12.80%	7.43%	3.96%
Class I Shares	13.62%	8.23%	4.74%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.89%	0.88%
Class C Shares	1.44%	1.43%
Class I Shares	0.69%	0.68%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.70% (1.00% after July 31, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2013 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Effective Leverage Ratio as of February 28, 2013

Effective Leverage Ratio	10.20%

*	Since inception returns are from 3/28/06.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of February 28, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen California Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Leverage Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of February 28, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	8.57%	7.70%	5.23%
Class A Shares at maximum Offering Price	4.03%	6.77%	4.78%
S&P Municipal Bond Index*	5.69%	6.81%	5.19%
S&P Municipal Bond California Index*	6.75%	7.22%	5.37%
Lipper California Municipal Debt Funds Classification Average*	7.28%	6.77%	4.59%

Class B Shares w/o CDSC	7.88%	6.90%	4.61%
Class B Shares w/CDSC	3.88%	6.74%	4.61%
Class C Shares	8.09%	7.11%	4.66%
Class I Shares	8.86%	7.92%	5.44%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	8.96%	6.97%	5.23%
Class A Shares at maximum Offering Price	4.36%	6.06%	4.78%
Class B Shares w/o CDSC	8.17%	6.20%	4.59%
Class B Shares w/CDSC	4.17%	6.04%	4.59%
Class C Shares	8.39%	6.41%	4.66%
Class I Shares	9.15%	7.18%	5.43%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.81%
Class B Shares	1.56%
Class C Shares	1.36%
Class I Shares	0.61%

Effective Leverage Ratio as of February 28, 2013

Effective Leverage Ratio	1.15%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of February 28, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Yields as of February 28, 2013

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen California High Yield Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	4.53%	3.76%	5.76%
Class C Shares	4.22%	3.37%	5.16%
Class I Shares	4.94%	4.13%	6.32%

Nuveen California Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	3.83%	2.63%	4.03%
Class B Shares	3.23%	1.93%	2.96%
Class C Shares	3.46%	2.20%	3.37%
Class I Shares	4.16%	2.95%	4.52%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.7%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

18	Nuveen Investments

Holding Summaries as of February 28, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen California High Yield Municipal Bond Fund

Bond Credit Quality

(as a % of total investment exposure)1,2

Nuveen California Municipal Bond Fund

Bond Credit Quality

(as a % of total investment exposure)1,2

Portfolio Composition[1]
Tax Obligation/Limited	53.3%
Health Care	9.2%
Education and Civic Organizations	8.5%
Consumer Staples	5.8%
Transportation	5.4%
Utilities	4.7%
Other	13.1%

Portfolio Composition[1]
Tax Obligation/Limited	36.4%
Tax Obligation/General	19.4%
Health Care	15.2%
Water and Sewer	8.7%
Education and Civic Organizations	3.9%
Consumer Staples	3.6%
Other	12.8%

1	As a percentage of total investments (excluding investments in derivatives, where applicable). Holdings are subject to change.

2	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

3	Rounds to less than 1%.

Nuveen Investments	19

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen California High Yield Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (9/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/13)	$1,058.00	$1,055.30	$1,059.10	$1,020.48	$1,017.75	$1,021.47
Expenses Incurred During Period	$4.44	$7.24	$3.42	$4.36	$7.10	$3.36

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .87%, 1.42% and .67% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen California Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/13)	$1,035.70	$1,032.80	$1,033.90	$1,037.60	$1,020.98	$1,017.16	$1,018.25	$1,021.92
Expenses Incurred During Period	$3.89	$7.76	$6.66	$2.93	$3.86	$7.70	$6.61	$2.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .77%, 1.54%, 1.32% and .58% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen California High Yield Municipal Bond Fund and Nuveen California Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereinafter referred to as the “Funds”) at February 28, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

April 25, 2013

Nuveen Investments	21

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 0.6%

$270	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	7/13 at 100.00	N/R	$273,067

1,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	CCC	638,110

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (4)	12/17 at 100.00	N/R	448,530

500	Morongo Band of Mission Indians, Enterprise Revenue Bonds, Series 2008B, 6.500%, 3/01/28	3/18 at 100.00	N/R	548,855

170	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project Revenue Bonds, Series 2006B, 5.625%, 11/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	159,382
2,940	Total Consumer Discretionary			2,067,944
	Consumer Staples – 5.8%

3,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Gold Country Settlement Funding Corporation, Series 2006, 0.000%, 6/01/33	6/33 at 100.00	CCC	610,295

1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47	6/17 at 100.00	BB	861,670

50	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	6/15 at 100.00	B–	44,095

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
810	4.500%, 6/01/27	6/17 at 100.00	B	761,125
6,250	5.000%, 6/01/33	6/17 at 100.00	B	5,734,750
4,345	5.750%, 6/01/47	6/17 at 100.00	B	4,073,915
1,420	5.125%, 6/01/47	6/17 at 100.00	B	1,205,807

2,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	2,280,575

1,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.375%, 6/01/38	6/15 at 100.00	B–	883,720

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A:
1,000	5.000%, 6/01/37	6/14 at 100.00	BB+	889,300
3,000	5.125%, 6/01/46	6/14 at 100.00	B+	2,566,410
24,875	Total Consumer Staples			19,911,662
	Education and Civic Organizations – 8.4%

2,000	California Educational Facilities Authority, Revenue Bonds, California College of the Arts, Series 2005, 5.000%, 6/01/35	6/15 at 100.00	BBB–	2,034,000

1,065	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Baa3	1,106,279

75	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	78,036

1,250	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 3144, 59.053%, 10/01/16 (IF)	No Opt. Call	Aa1	2,052,950

100	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/36	11/15 at 100.00	A2	104,092

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006:
$1,165	5.000%, 1/01/30	1/15 at 100.00	Baa3	$1,177,582
500	5.000%, 1/01/36	1/15 at 100.00	Baa3	504,080

1,000	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7 – Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	1,017,450

	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
1,330	5.000%, 8/01/32	No Opt. Call	BB+	1,346,904
1,000	5.250%, 8/01/42	No Opt. Call	BB+	1,023,090

1,000	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BB–	939,870

1,335	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A, 7.000%, 10/01/39	10/18 at 100.00	N/R	1,342,209

300	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 6.625%, 1/01/32	1/22 at 100.00	N/R	318,393

1,500	California Municipal Finance Authority, Revenue Refunding Bonds, Biola University, Series 2008A, 5.875%, 10/01/34	4/18 at 100.00	Baa1	1,637,505

600	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	BBB–	602,694

1,000	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47	6/20 at 102.00	N/R	1,016,860

1,000	California Statewide Communities Development Authority, Charter School Revenue Bonds – Albert Einstein Academy for Letters, Arts, & Sciences Charter School Series 2012, 6.000%, 11/01/32	No Opt. Call	N/R	1,004,270

1,000	California Statewide Communitities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	1,157,890

750	California Statewide Communitities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB	853,965

815	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	960,869

500	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2007A, 5.500%, 11/01/38	11/17 at 102.00	N/R	536,640

2,135	California Statewide Community Development Authority, Revenue Bonds, Drew School, Series 2007, 5.300%, 10/01/37	10/15 at 102.00	N/R	2,176,654

200	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006, 5.000%, 11/01/29	11/16 at 100.00	N/R	203,272

390	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	392,153

200	Hawaii Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	194,804

600	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	8/13 at 100.00	N/R	554,472

100	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006, 6.375%, 6/01/36	6/16 at 100.00	N/R	101,511

Nuveen Investments	23

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$65	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006, 6.000%, 6/01/36	6/16 at 100.00	BBB–	$66,417

385	Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	353,838

	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Fin Authority, Higher Ed Rev and Rev Refunding Bonds, University of the Sacred Heart Project, Series 2012:
795	4.000%, 10/01/26	10/22 at 100.00	BBB	767,437
1,250	4.375%, 10/01/31	No Opt. Call	BBB	1,239,750

4,435	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged Downtown Sacramento and Oak Park Projects, Series 2005A, 0.000%, 12/01/32 – FGIC Insured	No Opt. Call	A–	1,612,078

420	Stockton Redevelopment Agency, California, Stockton Events Center Arena Project Revenue Bonds, Series 2004, 5.000%, 9/01/28 – FGIC Insured	9/14 at 100.00	BB	408,958
30,260	Total Education and Civic Organizations			28,886,972
	Health Care – 9.1%

1,220	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51 (UB) (5)	8/22 at 100.00	AA	1,364,765

695	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Tender Option Bond Trust 4726, 18.243%, 8/15/51 (IF)	8/22 at 100.00	AA	1,024,875

1,000	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	BBB	1,066,090

1,500	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	1,551,165

490	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008A, 5.500%, 7/01/30	7/17 at 100.00	A	548,717

	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007:
250	5.000%, 8/15/39 – NPFG Insured	8/17 at 100.00	Baa2	262,365
2,500	5.000%, 8/15/47	8/17 at 100.00	BBB+	2,615,275

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
750	5.250%, 7/01/30	7/15 at 100.00	BBB	791,250
515	5.250%, 7/01/35	7/15 at 100.00	BBB	541,409

1,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Tender Option Bond Trust 1065, 17.485%, 4/01/42 (IF) (5)	4/22 at 100.00	A+	1,517,770

715	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.846%, 11/15/32 (IF)	5/18 at 100.00	AA–	1,076,247

1,285	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.966%, 11/15/48 (IF) (5)	5/18 at 100.00	AA–	1,934,233

1,000	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.398%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	1,508,120

1,490	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,736,148

1,060	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 7.000%, 11/01/35	11/20 at 100.00	BB+	1,129,335

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
$1,000	5.500%, 11/01/19	No Opt. Call	Baa3	$1,150,560
1,500	6.750%, 11/01/39	11/19 at 100.00	Baa3	1,697,685

500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	544,290

700	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 2011A, 6.000%, 7/01/33	7/21 at 100.00	A–	783,412

	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A:
2,500	5.000%, 7/01/38	7/17 at 100.00	Baa2	2,564,025
500	5.000%, 7/01/47	7/17 at 100.00	Baa2	512,205

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
1,000	8.000%, 12/01/26	12/21 at 100.00	BB	1,286,590
500	7.500%, 12/01/41	12/21 at 100.00	BB	611,400

2,500	Tulare Local Health Care District, California, Revenue Bonds, Series 2007, 5.200%, 11/01/32	11/17 at 100.00	BB+	2,373,475

1,000	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/32	7/17 at 100.00	Baa1	1,044,920

60	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006, 6.000%, 5/01/31	5/16 at 103.00	N/R	60,486
27,230	Total Health Care			31,296,812
	Housing/Multifamily – 3.5%

1,400	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	1,487,164

295	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	314,948

480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	507,739

400	California Municipal Finance Authority, Revenue Bonds, University Students Coop Association, Series 2007, 4.750%, 4/01/27	4/17 at 100.00	BBB–	412,576

120	California Statewide Communities Development Authority, Multifamily Housing Revenue Subordinate Bonds Stanford Arms Seniors Apartments Series 2001-P2, Pass-Through Certificates of Beneficial Ownership, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	6/13 at 100.00	N/R	120,184

1,000	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 5.625%, 6/01/33	6/17 at 102.00	N/R	1,063,240

365	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	5/13 at 100.00	N/R	365,193

740	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Augusta Communities Mobile Home Park, Series 2012A, 5.000%, 5/15/39	5/22 at 100.00	A–	777,296

1,000	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates Project, Series 2006A, 5.125%, 5/15/41	5/16 at 100.00	BBB+	1,022,040

1,250	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007, 5.000%, 12/15/33	6/13 at 100.00	Baa2	1,202,988

3,730	San Jose, California, Multifamily Housing Revenue Bonds, Almaden Family Apartments Project, Series 2007B, 4.720%, 11/15/37 (Alternative Minimum Tax)	No Opt. Call	N/R	3,518,025

Nuveen Investments	25

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)

$490	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	5/13 at 100.00	N/R	$490,083

713	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	7/13 at 100.00	N/R	700,095

485	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	300,909
12,468	Total Housing/Multifamily			12,282,480
	Housing/Single Family – 0.3%

500	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007E, 4.800%, 8/01/37 (Alternative Minimum Tax)	2/17 at 100.00	BBB	499,195

600	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 8.106%, 8/01/25 (Alternative Minimum Tax) (IF)	2/16 at 100.00	BBB	546,144
1,100	Total Housing/Single Family			1,045,339
	Industrials – 0.1%

65	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	BBB	71,169

1,000	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	D	59,740

750	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (4)	7/17 at 102.00	N/R	105,293
1,815	Total Industrials			236,202
	Long-Term Care – 2.6%

	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009:
500	8.000%, 11/01/29	11/19 at 100.00	Baa1	612,170
1,040	8.500%, 11/01/39	11/19 at 100.00	AA	1,286,251

520	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	592,514

2,305	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2013A, 5.000%, 10/01/43	10/22 at 100.00	BBB+	2,480,387

1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32	10/22 at 100.00	N/R	1,067,130

1,000	California Statewide Community Development Authority, Revenue Bonds, Hollenbeck Palms, Magnolia Assisted Living, Series 2007A, 4.600%, 2/01/37 – RAAI Insured (Alternative Minimum Tax)	2/17 at 100.00	N/R	983,570

1,000	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A, 5.125%, 7/01/37	7/17 at 100.00	N/R	1,001,590

50	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	51,124

1,000	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A, 8.625%, 6/01/47	6/22 at 100.00	N/R	1,081,910
8,415	Total Long-Term Care			9,156,646
	Tax Obligation/General – 2.6%

	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C:
1,100	0.000%, 5/01/37	No Opt. Call	Aa2	416,581
5,250	0.000%, 5/01/42	5/40 at 100.00	Aa2	1,988,438

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$380	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	$350,721

1,115	Denair Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	A	605,423

1,000	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39	11/19 at 100.00	B+	1,124,290

500	Guam, General Obligation Bonds, Series 2007A, 5.250%, 11/15/37	11/17 at 100.00	B+	509,250

2,022	Manteca Unified School District, San Joaquin County, California, Certificates of Participation, Series 2004, 0.000%, 9/15/33 – NPFG Insured	No Opt. Call	Baa2	685,822

1,000	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2004, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	A+	553,490

250	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683, 17.832%, 8/01/37 – NPFG Insured (IF) (5)	8/17 at 100.00	A+	368,590

1,350	Paso Robles Joint Unified School District, San Luis Obispo and Monteray Counties, California, General Obligation Bonds, Election 2006 Series 2010A, 0.000%, 9/01/34	No Opt. Call	A2	449,874

2,490	San Leandro Unified School District, Alameda County, California, General Obligation Bonds, Election 2006 Series 2010, 0.000%, 8/01/39	8/28 at 100.00	AA–	1,476,620

500	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Series 2006, 4.550%, 9/01/30 – FGIC Insured	9/15 at 100.00	A	515,740
16,957	Total Tax Obligation/General			9,044,839
	Tax Obligation/Limited – 52.6%

3,000	Anaheim Public Finance Authority, California, Senior Lease Bonds, Public Improvement Project, Refunding Series 2007A-1, 4.750%, 9/01/33 – FGIC Insured	9/17 at 100.00	A1	3,224,280

	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C:
1,000	0.000%, 9/01/23 – AGM Insured	No Opt. Call	AA–	702,040
1,050	0.000%, 9/01/34 – AGM Insured	No Opt. Call	AA–	361,841
4,305	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA–	1,381,216

1,000	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	8/17 at 100.00	N/R	927,170

665	Azusa, California, Special Tax Bonds, Community Facilities District 2005-1 Rosedale Improvement Area 1, Series 2007, 5.000%, 9/01/27	9/17 at 100.00	N/R	677,615

750	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2013A, 5.000%, 9/01/36	9/23 at 100.00	N/R	763,500

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	5/13 at 101.00	N/R	1,047,290

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8C, Series 2007E, 6.250%, 9/01/38	9/38 at 100.00	N/R	1,010,830

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8D & 17B, Series 2009B:
60	8.875%, 9/01/34	9/15 at 100.00	N/R	61,982
125	8.625%, 9/01/39	9/16 at 100.00	N/R	129,086

300	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2006B, 5.050%, 9/01/37	9/13 at 100.50	N/R	295,029

1,000	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/32 (4)	8/17 at 102.00	N/R	270,320

	Brea Redevelopment Agency, Orange County, California, Tax Allocation Bonds, Project Area AB, Series 2003:
1,500	0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	AA–	744,315
2,300	0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA–	1,080,126
6,710	0.000%, 8/01/30 – AMBAC Insured	No Opt. Call	AA–	2,963,673

Nuveen Investments	27

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$1,500	Brentwood Infrastructure Financing Authority, Contra Costa County, California, CIFP 2006-1 Infrastructure Revenue Bonds, Series 2006, 5.200%, 9/02/36	9/15 at 100.00	N/R	$1,460,310

5,600	California Community College Financing Authority, Lease Revenue Bonds, Refunding Series 2003, 0.000%, 6/01/33 – AMBAC Insured	No Opt. Call	A+	2,072,224

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012A, 5.000%, 4/01/37	4/22 at 100.00	A2	1,099,150

1,000	California Statewide Communities Development Authority, Community Facilities District 2012-01, Fancher Creek, Special Tax Bonds, Series 2013A, 5.700%, 9/01/43	9/23 at 100.00	N/R	994,260

1,000	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31	1/21 at 100.00	N/R	1,080,750

1,415	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30	1/20 at 100.00	N/R	1,517,432

1,250	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	1,332,425

250	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	259,738

880	Ceres Redevelopment Agency, California, Tax Allocation Bonds, Ceres Redevelopment Project Area 1, Series 2006, 4.000%, 11/01/31 – AMBAC Insured	11/16 at 100.00	A–	848,496

	Chino Public Financing Authority, California, Revenue Refunding Bonds, Series 2012:
1,160	5.000%, 9/01/34	9/22 at 100.00	N/R	1,201,737
315	5.000%, 9/01/38	9/22 at 100.00	N/R	323,880

745	Chula Vista, California, Special Tax Bonds, Community Facilities District 12-1 McMillin Otay Ranch Village Seven, Series 2005, 5.250%, 9/01/30	9/30 at 100.00	N/R	756,860

1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	1,025,050

500	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B, 5.750%, 8/01/26	8/20 at 100.00	N/R	524,580

990	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	1,216,185

1,610	Desert Hot Springs Redevelopment Agency, California, Merged Redevelopment Project Tax Allocation Bonds, Series 2008A-2, 5.000%, 9/01/23	9/18 at 100.00	B	1,268,100

85	Eastern Municipal Water District, California, Special Tax Bonds, Community Facility District 2005-38 Improvement Area A, Series 2006, 5.200%, 9/01/36	9/13 at 102.00	N/R	86,690

950	El Dorado County, California, Special Tax Bonds, Blackstone Community Facilities District 2005-1, Series 2005, 5.250%, 9/01/35	9/14 at 102.00	N/R	915,981

250	El Dorado County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	251,273

	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007:
80	5.000%, 9/01/18	9/17 at 100.00	N/R	80,159
10	5.000%, 9/01/20	9/17 at 100.00	N/R	9,908
50	5.125%, 9/01/22	9/13 at 103.00	N/R	49,170
980	5.200%, 9/01/27	9/15 at 102.00	N/R	932,068
1,200	5.250%, 9/01/37	9/15 at 102.00	N/R	1,087,068

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$500	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	$527,920

710	Fillmore Redevelopment Agency, Ventura County, California, Central City Redevelopment Project, Subordinate Lien Tax Allocation Bonds, Series 2006A, 5.375%, 5/01/31	11/16 at 100.00	N/R	517,668

500	Folsom Public Financing Authority, California, Subordinate Special Tax Revenue Bonds, Series 2007B, 5.200%, 9/01/32	9/17 at 100.00	N/R	509,440

1,000	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006, 5.000%, 9/01/36	9/14 at 102.00	N/R	986,390

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011:
500	17.429%, 6/01/29 – AMBAC Insured (IF) (5)	5/13 at 100.00	A2	517,900
750	17.429%, 6/01/45 (IF) (5)	6/15 at 100.00	A2	884,280
1,000	17.407%, 6/01/45 – AMBAC Insured (IF) (5)	6/15 at 100.00	A2	1,178,800

880	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B	969,276

1,000	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.000%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,033,820

1,000	Hawthorne, California, Special Tax Bonds, Community Facilities District 2006-1, Three Sixty Degrees @ South Bay, Series 2006, 5.000%, 9/01/36	9/16 at 102.00	N/R	979,680

1,000	Hemet Unified School District Community Facilities District 2005-3, Riverside County, California, Special Tax Bonds, Series 2007, 5.750%, 9/01/39	9/13 at 100.50	N/R	1,001,560

200	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/13 at 100.00	N/R	200,540

	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
1,000	5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	CC	718,510
500	4.750%, 8/01/35 – AMBAC Insured	8/15 at 100.00	CC	320,925

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
1,250	5.500%, 9/01/22 – SYNCORA GTY Insured	9/17 at 100.00	Ba1	1,310,875
1,000	5.500%, 9/01/27 – SYNCORA GTY Insured	No Opt. Call	Ba1	1,033,390
1,010	5.000%, 9/01/31 – SYNCORA GTY Insured	9/17 at 100.00	Ba1	1,010,394
1,405	5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	Ba1	1,362,527

295	Hesperia Unified School District, San Bernardino County, California, Community Facilities District 2006-5 Special Tax Bonds, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	N/R	292,121

870	Imperial, California, Community Facilities District 2006-2 Savanna Ranch Special Tax Bonds, Improvement Area 1, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	884,538

655	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.000%, 8/15/21	No Opt. Call	BBB–	685,215

150	Indio, California, Special Tax Bonds, Community Facilities District 2006-1 Sonora Wells, Series 2006, 5.050%, 9/01/26	9/16 at 100.00	N/R	150,765

	Inglewood Public Financing Authority, California, Lease Revenue Bonds, Series 2012:
2,530	0.000%, 8/01/23	No Opt. Call	Baa2	1,371,159
1,600	0.000%, 8/01/25	No Opt. Call	Baa2	744,672
1,050	0.000%, 8/01/28	8/22 at 66.37	Baa2	383,807
2,430	0.000%, 8/01/33	No Opt. Call	Baa2	584,780
650	0.000%, 8/01/35	No Opt. Call	Baa2	133,185

120	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A, 5.125%, 9/01/36	9/16 at 100.00	N/R	122,878

Nuveen Investments	29

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$1,000	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 23 Eastvale, Series 2012A, 5.000%, 9/01/42	8/20 at 100.00	N/R	$1,025,100

1,115	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 25 Eastvale Area, Series 2008A, 8.375%, 9/01/28	9/18 at 100.00	N/R	1,297,447

500	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 34 Eastvale Area , Series 2010A, 6.500%, 9/01/40	9/20 at 100.00	N/R	518,445

500	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 38 Eastvale Improvement Area 2, Series 2010A, 6.375%, 9/01/40	9/13 at 103.00	N/R	518,550

1,570	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Assessment District 93-1, Series 2012B, 5.125%, 9/02/22	No Opt. Call	N/R	1,566,358

750	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2010A, 6.250%, 9/01/40	9/18 at 100.00	N/R	772,920

335	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2012C, 5.000%, 9/01/37	No Opt. Call	N/R	345,224

1,000	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 2, Series 2006, 5.250%, 9/01/37	9/14 at 100.00	N/R	1,010,540

815	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006A, 5.350%, 9/01/36	9/14 at 100.00	N/R	832,580

1,475	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-2 Improvement Area A, Series 2005A, 5.450%, 9/01/36	9/14 at 100.00	N/R	1,479,558

2,000	Lammersville School District, California, Special Tax Refunding Bonds, Community Facilities District 2002 Mountain House, Series 2012, 0.000%, 9/01/32	9/22 at 100.00	N/R	1,787,020

1,335	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	8/19 at 100.00	BBB	1,536,972

	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Subordinate Refunding Series 2003:
500	4.750%, 8/01/27 – NPFG Insured	8/15 at 102.00	BBB	509,365
1,000	4.750%, 8/01/33 – NPFG Insured	8/15 at 102.00	BBB	999,190

2,000	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42	8/29 at 100.00	A+	1,212,260

1,000	Los Angeles Community Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Bunker Hill Redevelopment Project, Series 2004L, 5.000%, 3/01/18	9/13 at 100.00	BBB–	1,009,460

250	Los Banos Redevelopment Agency, California, Tax Allocation Bonds, Los Banos Redevelopment Project, Series 2006, 5.000%, 9/01/36 – RAAI Insured	9/16 at 100.00	BBB–	253,448

1,275	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.250%, 9/01/38	9/21 at 100.00	A–	1,545,708

	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A:
300	7.250%, 8/01/31	8/21 at 100.00	BBB+	358,701
1,550	7.500%, 8/01/41	8/21 at 100.00	BBB+	1,843,043

500	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011B, 7.500%, 8/01/41	8/21 at 100.00	BBB+	594,530

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$850	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-2, Refunding Series 2013, 5.000%, 9/01/34	9/23 at 100.00	N/R	$883,108

130	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006, 5.300%, 9/01/36	9/13 at 103.00	N/R	83,823

1,010	Monrovia Financing Authority, California, Lease Revenue Bonds, Hillside Wilderness Preserve Project, Series 2002, 5.000%, 12/01/20 – AMBAC Insured	12/20 at 100.00	BBB	1,032,947

65	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	65,938

1,000	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-6, Series 2005, 5.200%, 9/01/36	9/36 at 100.00	N/R	1,016,900

1,000	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	N/R	997,190

1,735	Murrieta Public Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/31	9/22 at 100.00	BBB–	1,890,439

	Murrieta Valley Unified School District Public Finance Authority, Riverside County, California, Refunding Bonds Series 2013:
1,310	5.000%, 9/01/33	9/23 at 100.00	N/R	1,389,150
1,415	5.000%, 9/01/38	9/23 at 100.00	N/R	1,470,114

330	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	387,100

825	Oakley Public Financing Authority, Contra Costa County, California, Revenue Bonds, Refunding Series 2012, 5.300%, 9/02/34	9/22 at 100.00	BBB–	873,906

1,000	Oxnard Financing Authority, California, Local Obligation Revenue Bonds, Special District Bond Refinancings, Subordinate Lien Series 2012B, 5.000%, 9/02/33	9/22 at 100.00	N/R	999,990

1,000	Pacifica, California, Certificates of Participation, Series 2008, 5.375%, 1/01/37 – AMBAC Insured	1/16 at 102.00	A–	1,067,810

2,000	Palm Desert Finance Authority, California, Tax Allocation Revenue Bonds, Project Area 3, Series 2006A, 4.750%, 4/01/36 – NPFG Insured	4/16 at 100.00	BBB+	2,022,260

1,000	Palm Desert Financing Authority, California, Tax Allocation Revenue Bonds, Project Area 1, Series 2003, 5.000%, 4/01/30 – NPFG Insured	No Opt. Call	Baa2	1,000,470

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006:
225	5.000%, 9/01/21	9/16 at 100.00	N/R	224,845
390	5.300%, 9/01/32	9/13 at 103.00	N/R	376,397
1,000	5.450%, 9/01/32	9/16 at 100.00	N/R	984,190
1,500	5.500%, 9/01/36	9/16 at 100.00	N/R	1,455,735

1,600	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.500%, 4/01/35	4/13 at 102.00	BB	1,633,440

1,000	Palm Drive Health Care District, Sonoma County, California, Parcel Tax Revenue Bonds, Series 2005, 5.250%, 4/01/30	4/13 at 102.00	BB	920,950

1,000	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Refunding Series 2004A, 5.000%, 9/01/34 – NPFG Insured	9/14 at 102.00	A	1,075,520

1,230	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2002, 0.000%, 12/01/30 – AMBAC Insured	No Opt. Call	A–	512,160

1,055	Perris Public Finance Authority, California, Local Agency Revenue Bonds, Perris Vally Vistas IA3, Series 2008B, 6.625%, 9/01/38	9/16 at 100.00	N/R	1,108,499

Nuveen Investments	31

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$485	Perris Public Financing Authority, California, Local Agency Revenue Bonds, Series 2007D, 5.800%, 9/01/38	9/14 at 100.00	N/R	$488,958

220	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011, 6.125%, 9/01/41	9/13 at 103.00	N/R	227,775

565	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, Improvement Area 5-A, Series 2006, 5.000%, 9/01/37	9/13 at 100.50	N/R	565,322

1,500	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	1,643,385

	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999:
2,990	0.000%, 8/01/27 – AMBAC Insured	No Opt. Call	A	1,481,037
2,500	0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	A	1,170,625

1,300	Pittsburg Redevelopment Agency, California, Tax Allocation Refunding Bonds, Los Medanos Community Development Project, Series 2006C, 4.250%, 9/01/34 – AMBAC Insured	9/16 at 100.00	BBB–	1,166,074

350	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paguay Redevelopment Project, Series 2001, 5.125%, 6/15/33 – AMBAC Insured	6/13 at 100.00	N/R	350,235

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	1,060,010

250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Tender Option Bond Trust 1081, 21.292%, 8/01/57 (IF) (5)	8/19 at 100.00	AA–	347,780

2,000	Rancho Cardova, California, Special Tax Bonds, Sunridge Park Area Community Facilities District 2004-1, Series, 6.125%, 9/01/37	9/17 at 100.00	N/R	2,103,800

500	Rancho Cordova, California, Special Tax Bonds, Sunridge Anatolia Area Community Facilities District 2003-1, Series 2005, 5.500%, 9/01/37	9/13 at 102.00	N/R	504,650

620	Rancho Cordova, California, Sunridge Anatolia Community Facilities District 2003-1, Special Tax Refunding Bonds, Series 2012, 5.000%, 9/01/37	No Opt. Call	N/R	629,374

1,000	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.500%, 9/01/26	9/21 at 100.00	BBB+	1,156,420

	Redwood City Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2, Series 2003A:
1,755	0.000%, 7/15/29 – AMBAC Insured	No Opt. Call	A–	801,158
1,260	0.000%, 7/15/31 – AMBAC Insured	No Opt. Call	A–	509,708

500	Redwood City, California, Special Tax Bonds, Community Facilities District 2010-1 One Marina, Series 2011, 7.500%, 9/01/31	9/16 at 103.00	N/R	547,785

1,710	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2004, 5.000%, 10/01/35 – SYNCORA GTY Insured	10/14 at 100.00	BBB	1,675,903

500	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area Tax Allocation Bonds, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	A–	563,680

205	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42	10/21 at 100.00	A–	249,598

	Riverside County, California, Community Facilites District 05-8, Scott Road, Special Tax Bonds Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	676,058
1,950	5.000%, 9/01/42	9/22 at 100.00	N/R	1,961,720

875	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake Hill Crest, Series 2012, 5.000%, 9/01/35	9/22 at 100.00	N/R	904,435

	Riverside Public Financing Authority, California, Tax Allocation Bonds, University Corridor, Series 2007C:
2,000	4.500%, 8/01/30 – NPFG Insured	No Opt. Call	BBB+	2,025,560
510	5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	BBB+	521,546

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$125	Riverside Unified School District, Riverside County, California, Community Facilities District 24 Special Tax Bonds, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	$126,076

1,000	Riverside, California, Improvement Bond Act of 1915, Special Assessment Bonds, Hunter Park Assessment District, Series 2006, 5.200%, 9/02/36	9/16 at 101.00	N/R	1,017,710

	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
1,010	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	AA–	322,756
1,155	0.000%, 9/01/35 – NPFG Insured	No Opt. Call	AA–	347,505

1,000	Roseville Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2007B, 5.000%, 9/01/33	9/17 at 100.00	N/R	999,990

1,700	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Westpark, Series 2005, 5.200%, 9/01/36	9/15 at 100.00	N/R	1,703,944

1,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Diamond Creek, Series 2007, 5.000%, 9/01/37	9/13 at 100.00	N/R	855,370

1,800	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2006, 5.125%, 9/01/26	9/16 at 100.00	N/R	1,827,954

1,510	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 4698, 19.009%, 12/01/33 – AMBAC Insured (IF) (5)	No Opt. Call	A2	2,715,584

4,295	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged Downtown Sacramento and Oak Park Projects, Series 2005A, 0.000%, 12/01/31 – FGIC Insured	No Opt. Call	A–	1,664,098

1,490	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	1,508,759

445	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 3/27/26	6/18 at 100.00	N/R	411,905

500	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	Baa2	522,830

1,060	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa2	1,091,864

	San Diego, California, Community Facilities District 3 Liberty Station Special Tax Refunding Bonds Series 2013:
680	5.000%, 9/01/29	9/23 at 100.00	N/R	740,309
705	5.000%, 9/01/31	9/23 at 100.00	N/R	760,603

405	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	433,901

100	San Jacinto Unified School District, Riverside County, California, Community Facilities District 2006-1 Special Tax Bonds, Infrastructure Projects, Series 2006, 5.200%, 9/01/36	9/16 at 100.00	N/R	100,828

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
500	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	BBB	522,345
270	5.000%, 8/01/26 – NPFG Insured	8/17 at 100.00	BBB	280,619
1,000	3.750%, 8/01/28 – NPFG Insured	8/17 at 100.00	BBB	915,110
2,120	3.750%, 8/01/28 – BHAC Insured	8/17 at 100.00	AA+	2,102,786

2,185	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2007B, 4.250%, 8/01/36 – SYNCORA GTY Insured	8/17 at 100.00	BBB	1,982,669

360	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 8/01/20 – NPFG Insured	8/15 at 100.00	BBB	371,426

980	San Marcos Public Facilities Authority, California, Revenue Refunding Bonds, Series 2012C, 5.000%, 9/01/35 – AGM Insured	9/22 at 100.00	N/R	997,816

Nuveen Investments	33

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$1,000	San Marcos Public Facilities Authority, California, Special Tax Revenue Bonds, Refunding Series 2007, 4.750%, 9/01/35 – AMBAC Insured	9/17 at 100.00	A–	$1,033,370

1,000	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 1 and 3, Series 2005A, 5.000%, 8/01/34 – AMBAC Insured	8/15 at 102.00	A	1,034,210

1,865	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 1, 2 and 3, Series 2003A, 5.000%, 8/01/33 – FGIC Insured	No Opt. Call	A–	1,876,973

500	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured	No Opt. Call	Baa2	584,305

1,000	Santa Cruz County Redevelopment Agency, California, Tax Allocation Bonds, Live Oak-Sequel Community Development Project, Series 2005A, 5.000%, 9/01/32 – NPFG Insured	9/15 at 100.00	A	1,027,120

1,000	Santa Rosa, California, Certificates of Participation, Builiding Acquisition Project, Series 2007, 4.750%, 7/01/37 – AMBAC Insured	No Opt. Call	A+	1,063,790

	Solana Beach School District Public Financing Authority, Special Tax Revenue Bonds, Series 2012:
800	5.000%, 9/01/35	No Opt. Call	BBB	861,768
250	5.000%, 9/01/42	9/22 at 100.00	BBB	260,663

1,000	South Gate, California, Certificates of Participation, Series 2002A, 5.000%, 9/01/24 – AMBAC Insured	9/13 at 101.000	BB+	1,005,470

	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004:
305	5.125%, 9/01/30 – FGIC Insured	9/14 at 100.00	BBB	275,095
235	5.250%, 9/01/34 – FGIC Insured	9/14 at 100.00	BB	212,809

790	Stockton Redevelopment Agency, California, Stockton Events Center Arena Project Revenue Bonds, Series 2004, 5.000%, 9/01/36 – FGIC Insured	9/14 at 100.00	BB	741,202

2,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/17 at 102.00	N/R	2,571,325

570	Sulphur Springs Union School District, California, Special Tax Bonds, Community Facilities District 2002-1, Refunding Series 2012A, 5.000%, 9/01/33	9/22 at 100.00	BBB+	609,826

	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2000-1, Tejon Industrial Complex Public Improvements, Refunding Series 2012:
1,635	5.500%, 9/01/30	9/22 at 100.00	N/R	1,773,517
500	5.500%, 9/01/33	9/22 at 100.00	N/R	535,935

500	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-01 Crowne Hill, Series 2012, 5.000%, 9/01/33	9/22 at 100.00	BBB+	522,905

1,000	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.250%, 8/01/36 – NPFG Insured	5/13 at 100.00	A–	1,000,890

1,000	Tulare Public Financing Authority, California, Lease Revenue Bonds, Series 2008, 5.375%, 4/01/35	No Opt. Call	AA–	1,116,900

530	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.250%, 9/01/29	3/21 at 100.00	BBB+	610,926

1,470	Tustin Community Redevelopment Agency, California, MCAS Project Area Tax Allocation Bonds, Series 2010, 5.000%, 9/01/35	9/18 at 102.00	A	1,566,976

650	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A, 7.650%, 9/01/42	9/21 at 100.00	BBB+	774,644

500	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33	12/21 at 100.00	A	613,385

500	Val Verde Unified School District Financing Authority, California, Special Tax Revenue, Junior Lien Refunding Series 2003, 6.250%, 10/01/28	10/13 at 102.00	N/R	513,670

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$500	Victor Elementary School District, Los Angeles County, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2007A, 5.500%, 9/01/37	9/15 at 102.00	N/R	$502,965

700	Victor Valley Union High School District, San Bernardino County, California, Community Facilities District 2007-1 Special Tax Bonds, Series 2013, 5.000%, 9/01/43 (WI/DD, Settling 3/06/13)	9/23 at 100.00	N/R	701,134

3,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	3,288,270

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2012C, 5.000%, 10/01/42	No Opt. Call	BBB+	1,066,250

600	West Hollywood Community Development Commission East Side Redevelopment Project Series 2011 Tax Allocation Bonds Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	BBB	698,850

585	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009B, 10.000%, 9/01/32	9/14 at 105.00	N/R	638,381

965	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	9/13 at 100.00	N/R	971,659

500	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/41	11/21 at 100.00	A	558,790

	Westside Union School District, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2006:
700	5.000%, 9/01/26	9/14 at 102.00	N/R	710,332
295	5.000%, 9/01/36	9/14 at 102.00	N/R	294,997

1,000	Woodland Finance Authority, California, Lease Revenue Bonds, Series 2002, 5.000%, 3/01/32 – SYNCORA GTY Insured	5/13 at 102.00	A2	1,021,240

290	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/27	1/17 at 102.00	N/R	201,913

135	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005, 5.125%, 9/01/35	3/15 at 100.00	N/R	123,468
205,550	Total Tax Obligation/Limited			181,563,398
	Transportation – 5.3%

1,125	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 17.683%, 4/01/17 (IF)	No Opt. Call	AA	1,772,539

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999:
8,275	0.000%, 1/15/30	5/13 at 36.97	BBB–	3,036,760
1,315	0.000%, 1/15/32 – NPFG Insured	5/13 at 32.70	Baa2	425,324
1,000	0.000%, 1/15/33	No Opt. Call	BBB–	305,690
1,915	0.000%, 1/15/34 – NPFG Insured	5/13 at 28.95	Baa2	548,379
200	5.750%, 1/15/40 – NPFG Insured	7/13 at 100.00	Baa2	200,130

1,125	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B, 18.640%, 5/15/40 (IF) (5)	5/20 at 100.00	AA	1,712,520

	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
35	5.450%, 7/01/20 (Alternative Minimum Tax)	7/14 at 102.00	N/R	35,348
45	5.550%, 7/01/28 (Alternative Minimum Tax)	7/14 at 102.00	N/R	45,188

	Palm Springs, California, Airport Passenger Facility Charge Subordinate Refunding Revenue Bonds, Palm Springs International Airport, Series 2008:
250	6.400%, 7/01/23 (Alternative Minimum Tax)	7/14 at 102.00	N/R	256,608
515	6.500%, 7/01/27 (Alternative Minimum Tax)	7/14 at 102.00	N/R	526,227

Nuveen Investments	35

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)

$140	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Revenue Bonds, American Airlines Inc., Series 1985A, 6.450%, 12/01/25 (4)	5/13 at 100.00	N/R	$137,200

535	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1993A, 6.300%, 6/01/23 (Alternative Minimum Tax) (4)	5/13 at 100.00	N/R	567,100

2,320	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (4)	5/13 at 100.00	N/R	2,459,200

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
2,000	0.000%, 1/15/25 – NPFG Insured	No Opt. Call	Baa2	1,103,300
6,705	0.000%, 1/15/26 – NPFG Insured	No Opt. Call	Baa2	3,509,397
350	0.000%, 1/15/27 – NPFG Insured	No Opt. Call	Baa2	174,209
240	5.250%, 1/15/30 – NPFG Insured	7/13 at 100.00	Baa2	239,268
2,035	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	Baa2	800,040
1,275	0.000%, 1/15/36 – NPFG Insured	No Opt. Call	Baa2	366,792
31,400	Total Transportation			18,221,219
	U.S. Guaranteed – 0.1% (6)

100	California Statewide Community Development Authority, Revenue Bonds, Viewpoint School, Series 2004, 5.000%, 10/01/28 (Pre-refunded 10/01/14) – ACA Insured	10/14 at 100.00	BBB (6)	107,374

10	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	10,157

100	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R (6)	117,590
210	Total U.S. Guaranteed			235,121
	Utilities – 4.7%

	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
325	5.000%, 11/15/29	No Opt. Call	A	373,084
25	5.500%, 11/15/30	No Opt. Call	A	30,273
700	5.000%, 11/15/35	No Opt. Call	A	803,859
2,150	5.500%, 11/15/37	No Opt. Call	A	2,618,163

7,890	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric Series 2008B, 0.000%, 9/01/33	9/16 at 32.62	A	2,161,466

2,155	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2012A, 5.000%, 7/01/29 – AGM Insured	No Opt. Call	AA–	2,557,834

1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	1,409,550

1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	1,409,550

1,800	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005SS, 5.000%, 7/01/21 – NPFG Insured	7/15 at 100.00	BBB+	1,859,904

1,000	Sacramento Municipal Utility District Financing Authority, California, Consumnes Power Plant Project Revenue Bonds, Series 2006, 5.125%, 7/01/29 – NPFG Insured	7/16 at 100.00	A3	1,090,500

	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A:
750	5.250%, 11/01/26	No Opt. Call	Baa1	888,728
800	5.000%, 11/01/33	No Opt. Call	Baa1	944,360
19,595	Total Utilities			16,147,271
	Water and Sewer – 3.0%

4,000	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	4,147,835

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$500	Dinuba Financing Authority, California, Wastewater System Revenue Bonds, Series 2007, 5.375%, 9/01/38	9/17 at 100.00	N/R	$495,535

	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010:
1,000	5.250%, 7/01/25	7/20 at 100.00	Ba2	1,065,038
1,000	5.500%, 7/01/30	7/20 at 100.00	Ba2	1,077,408

2,000	Oxnard, California, Financing Authority, Wastewater Revenue Bonds, Redwood Trunk Sewer and Headworks Projects, Series 2004A, 5.250%, 6/01/34 – FGIC Insured	6/14 at 100.00	BBB	2,047,200

1,500	Pico Rivera Water Authority, California, Water System Project, Revenue Refunding Bonds, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	Baa2	1,622,355
10,000	Total Water and Sewer			10,455,371
$392,815	Total Investments (cost $316,651,551) – 98.7%			340,551,276
	Floating Rate Obligations – (0.3)%			(915,000)
	Other Assets Less Liabilities – 1.6% (7)			5,346,014
	Net Assets – 100%			$344,982,290

Investments in Derivatives as of February 28, 2013:

Forward Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Termination Date	Unrealized Appreciation (Depreciation) (7)
Barclays Bank PLC	$4,600,000	Receive	3-Month USD-LIBOR	2.670%	Semi-Annually	6/26/14	6/26/42	$409,221

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(8)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments	37

Portfolio of Investments

Nuveen California Municipal Bond Fund

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 3.6%

$3,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	5/13 at 100.00	BBB+	$3,596,180

400	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	389,376

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
5,635	5.750%, 6/01/47	6/17 at 100.00	B	5,283,432
16,950	5.125%, 6/01/47	6/17 at 100.00	B	14,393,258

2,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.375%, 6/01/38	6/15 at 100.00	B–	2,209,300
28,985	Total Consumer Staples			25,871,546
	Education and Civic Organizations – 3.9%

240	California Educational Facilities Authority, Revenue Bonds, Claremont Graduate University, Series 2007A, 5.000%, 3/01/20	3/17 at 100.00	A3	266,621

	California Educational Facilities Authority, Revenue Bonds, Claremont Graduate University, Series 2008A:
865	5.000%, 3/01/23	3/18 at 100.00	A3	950,168
500	5.125%, 3/01/28	3/18 at 100.00	A3	536,435

1,000	California Educational Facilities Authority, Revenue Bonds, Pitzer College, Refunding Series 2009, 5.375%, 4/01/34	4/20 at 100.00	A	1,127,860

1,000	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2008A, 5.000%, 8/01/28	8/18 at 100.00	A3	1,072,230

	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
105	5.000%, 11/01/21	11/15 at 100.00	A2	114,013
1,000	5.000%, 11/01/30	11/15 at 100.00	A2	1,047,980

	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006:
450	4.400%, 1/01/15	No Opt. Call	Baa3	456,584
470	4.500%, 1/01/16	1/15 at 100.00	Baa3	478,714
2,960	5.000%, 1/01/36	1/15 at 100.00	Baa3	2,984,154

635	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – NPFG Insured (Alternative Minimum Tax)	5/13 at 100.00	Baa2	636,099

400	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/26	6/16 at 100.00	BB–	389,904

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
1,000	6.750%, 10/01/28	10/18 at 100.00	N/R	1,002,910
1,500	7.000%, 10/01/39	10/18 at 100.00	N/R	1,508,100

855	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 5.750%, 1/01/22	No Opt. Call	N/R	904,693

1,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.125%, 6/01/30	6/20 at 100.00	BBB+	1,763,505

	California Municipal Finance Authority, Revenue Refunding Bonds, Biola University, Series 2008A:
1,000	5.000%, 10/01/18	No Opt. Call	Baa1	1,147,680
500	5.625%, 10/01/23	4/18 at 100.00	Baa1	555,790

695	California State Public Works Board, Lease Revenue Bonds, California State University, J. Paul Leonard & Sutro Library, Series 2009J, 5.500%, 11/01/26	11/19 at 100.00	Aa3	820,315

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$500	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.400%, 3/01/26	3/20 at 100.00	Aa3	$577,970

1,000	California State Public Works Board, Lease Revenue Bonds, University of California Department of Education Riverside Campus Project, Series 2009B, 5.750%, 4/01/23	4/19 at 100.00	A2	1,199,940

1,250	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Series 2009E, 5.000%, 4/01/34	4/19 at 100.00	Aa2	1,379,788

2,500	California State Public Works Board, Lease Revenue Bonds, University of California, Institute Projects, Series 2005C, 5.000%, 4/01/30 – AMBAC Insured	4/15 at 100.00	Aa2	2,696,325

1,035	California State Public Works Board, Lease Revenue Refunding Bonds, Community College Projects, Series 2004B, 5.500%, 6/01/19	6/14 at 100.00	A2	1,095,579

200	California State Public Works Board, Lease Revenue Refunding Bonds, Community Colleges Projects, Series 1999A, 4.875%, 12/01/18	5/13 at 100.00	A2	200,638

1,000	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/25 – NPFG Insured	11/15 at 100.00	Aa2	1,114,510

1,600	California Statewide Communitities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB	1,821,792
25,760	Total Education and Civic Organizations			27,850,297
	Health Care – 15.2%

2,000	Antelope Valley Healthcare District, California, Insured Revenue Refunding Bonds, Series 1997A, 5.200%, 1/01/27 – AGM Insured	5/13 at 100.00	AA–	2,003,200

1,000	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Series 2010A, 5.000%, 11/15/25	11/20 at 100.00	AA–	1,162,790

2,000	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Series 2010B, 5.750%, 11/15/31	11/20 at 100.00	AA–	2,463,620

500	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.250%, 3/01/21	3/19 at 100.00	A	582,820

150	California Health Facilities Financing Authority, Revenue Bonds, Casa Colina Inc., Series 2001, 5.500%, 4/01/13	3/13 at 100.00	BBB	150,464

1,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008G, 5.500%, 7/01/25	7/18 at 100.00	A	1,145,600

3,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.625%, 7/01/25	7/19 at 100.00	A	3,539,790

1,000	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 6.500%, 11/01/38	11/19 at 100.00	A	1,230,980

1,760	California Health Facilities Financing Authority, Revenue Bonds, Marshall Medical Center, Series 2004A, 4.750%, 11/01/19	11/14 at 100.00	A	1,833,216

6,000	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.000%, 8/15/31	8/21 at 100.00	A+	6,651,960

200	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Refunding Series 2008A, 5.000%, 10/01/22	10/18 at 100.00	AA–	230,788

385	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2008A, 5.000%, 8/15/38	8/18 at 100.00	AA–	435,358

2,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	2,452,980

2,000	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39	2/19 at 100.00	BBB	2,163,920

2,000	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2011A, 6.000%, 6/01/33	6/21 at 100.00	AA–	2,474,680

Nuveen Investments	39

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A:
$300	5.000%, 3/01/30	3/15 at 100.00	A	$320,880
760	5.000%, 3/01/35	3/15 at 100.00	A	807,622

2,950	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	AA–	3,267,420

5,500	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	5,687,605

1,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	7/18 at 100.00	A	1,134,700

	California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2008A:
125	5.250%, 8/15/19	8/18 at 100.00	A	147,068
500	5.500%, 8/15/23	8/18 at 100.00	A	593,025
2,155	6.250%, 8/15/28	8/18 at 100.00	A	2,592,637

500	California Statewide Community Development Authority, Hospital Revenue Bonds, Redlands Community Hospital, Series 2005A, 5.000%, 4/01/15 – RAAI Insured	No Opt. Call	BBB+	531,525

	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007A:
500	5.000%, 10/01/20	10/17 at 100.00	A	561,560
400	5.000%, 10/01/27	10/17 at 100.00	A	430,952

1,000	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/39 – NPFG Insured	8/17 at 100.00	Baa2	1,049,460

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
2,150	5.250%, 7/01/30	7/15 at 100.00	BBB	2,268,250
1,760	5.250%, 7/01/35	7/15 at 100.00	BBB	1,850,253

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G:
400	5.250%, 7/01/13	No Opt. Call	BBB	406,300
4,670	5.000%, 7/01/22	7/15 at 100.00	BBB	5,002,130

860	California Statewide Community Development Authority, Revenue Bonds, John Muir Health System, Series 2006A, 5.000%, 8/15/29	8/16 at 100.00	A+	953,353

1,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	1,071,590

1,615	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,810,851

2,975	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007A, 4.750%, 4/01/33	4/17 at 100.00	A+	3,194,287

3,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007B, 0.986%, 4/01/36	4/17 at 100.00	A+	2,357,190

2,010	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	2,442,854

8,225	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	9,505,468

1,100	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007B, 5.500%, 7/01/27 – FGIC Insured	7/18 at 100.00	AA–	1,294,711

500	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.500%, 7/01/27 – FGIC Insured	7/18 at 100.00	AA–	588,505

3,065	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	3,571,338

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011:
$2,015	5.250%, 1/01/27	1/21 at 100.00	A	$2,303,145
3,700	5.250%, 1/01/35	1/21 at 100.00	A	4,131,087

1,335	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.375%, 12/01/25	12/20 at 100.00	BBB–	1,509,418

1,580	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 7.000%, 11/01/35	11/20 at 100.00	BB+	1,683,348

1,350	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	1,527,917

3,625	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	3,946,103

4,500	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	4,976,685

	Sierra View Local Health Care District, California, Revenue Bonds, Series 2007:
1,000	5.250%, 7/01/24	7/17 at 100.00	A	1,063,240
1,000	5.300%, 7/01/26	7/17 at 100.00	A	1,060,490
1,000	5.250%, 7/01/37	9/17 at 100.00	A	1,038,200

3,000	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A	3,599,820
98,120	Total Health Care			108,803,153
	Housing/Multifamily – 2.5%

1,380	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,527,136

1,580	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	1,686,840

1,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	1,057,790

410	California Statewide Communities Development Authority, Student Housing Revenue Bonds, CHF-Irvine, LLC-UCI East Campus Apartments, Phase II, Series 2008, 5.500%, 5/15/26	5/18 at 100.00	Baa2	449,975

4,180	California Statewide Community Development Authority, Multifamily Housing Revenue Senior Bonds, Westgate Courtyards Apartments, Series 2001X-1, 5.420%, 12/01/34 – AMBAC Insured (Alternative Minimum Tax)	5/13 at 100.00	N/R	4,181,588

3,865	Los Angeles, California, GNMA Mortgage-Backed Securities Program Multifamily Housing Revenue Bonds, Park Plaza West Senior Apartments, Series 2001B, 5.400%, 1/20/31 (Alternative Minimum Tax)	5/13 at 100.00	AA+	3,890,432

2,055	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	5/13 at 100.00	N/R	2,056,870

1,750	San Jose, California, Multifamily Housing Senior Lien Revenue Bonds, Fallen Leaves Apartments, Series 2002J1, 4.950%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	5/13 at 100.00	N/R	1,767,378

1,000	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.150%, 12/01/31 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	976,420
17,220	Total Housing/Multifamily			17,594,429
	Housing/Single Family – 0.5%

3,000	California Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007, 5.000%, 12/01/42 (Alternative Minimum Tax)	12/16 at 100.00	AA	3,077,730

265	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	BBB	277,389
3,265	Total Housing/Single Family			3,355,119

Nuveen Investments	41

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Industrials – 0.1%

$500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002B, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/15 at 101.00	BBB	$527,620

500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005A-2, 5.400%, 4/01/25 (Alternative Minimum Tax)	4/15 at 101.00	BBB	529,675
1,000	Total Industrials			1,057,295
	Long-Term Care – 1.8%

	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City, Series 2004:
1,850	5.400%, 8/15/24	8/14 at 100.00	A	1,917,155
2,130	5.600%, 8/15/34	8/14 at 100.00	A	2,201,611

3,000	ABAG Finance Authority for Non-Profit Corporations, California, Health Facility Revenue Bonds, The Insitute on Aging, Series 2008A, 5.650%, 8/15/38	8/18 at 100.00	A	3,295,200

1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	Baa1	1,224,340

2,000	California Municipal Finance Authority, Senior Living Revenue Bonds, Pilgrim Place at Claremont, Series 2009A, 6.125%, 5/15/39	5/19 at 100.00	A	2,231,640

560	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging, Series 2008, 4.500%, 11/15/19	5/18 at 100.00	A	625,178

1,000	Eden Township Healthcare District, California, Certificates of Participation, Installment Sale Agreement with Eden Hospital Health Services Corporation, Series 2010, 6.000%, 6/01/30	6/20 at 100.00	BBB	1,114,520
11,540	Total Long-Term Care			12,609,644
	Tax Obligation/General – 19.3%

1,000	Acalanes Union High School District, Contra Costa County, California, General Obligation Bonds, Refunding Series 2010A, 0.000%, 8/01/26	No Opt. Call	Aa1	624,730

1,000	Baldwin Park Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2002 Series 2006, 0.000%, 8/01/20 – AMBAC Insured	8/16 at 83.04	A+	754,180

	California State, General Obligation Bonds, Various Purpose Series 2009:
600	5.625%, 4/01/26	4/19 at 100.00	A1	726,942
5,000	5.500%, 11/01/34	11/19 at 100.00	A1	5,942,100
4,060	6.000%, 11/01/39	11/19 at 100.00	A1	4,968,993

	California State, General Obligation Bonds, Various Purpose Series 2010:
5,000	5.250%, 3/01/30	3/20 at 100.00	A1	5,908,850
10,000	5.500%, 3/01/40	3/20 at 100.00	A1	11,843,497
4,000	5.250%, 11/01/40	11/20 at 100.00	A1	4,701,120

	California State, General Obligation Bonds, Various Purpose Series 2011:
11,515	5.250%, 9/01/25	9/21 at 100.00	A1	13,936,371
2,500	5.250%, 10/01/27	10/21 at 100.00	A1	3,009,875
4,000	5.250%, 10/01/32	10/21 at 100.00	A1	4,731,920

	California State, General Obligation Bonds, Various Purpose Series 2012:
4,500	5.250%, 2/01/28	2/22 at 100.00	A1	5,426,415
2,000	5.250%, 4/01/35	4/22 at 100.00	A1	2,351,360

855	Central Unified School District, Fresno County, California, General Obligation Bonds, Election 2008 Series 2009A, 5.625%, 8/01/33 – AGC Insured	8/19 at 100.00	AA–	984,977

6,900	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/31 – AGM Insured	8/16 at 100.00	AA–	7,346,982

1,000	College of the Sequoias Visalia Area Improvement District 2, Tulare County, California, General Obligation Bonds, Sequoias Community College District, Election 2008 Series 2009A, 5.250%, 8/01/29 – AGC Insured	8/19 at 100.00	AA–	1,131,510

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 – AGM Insured	8/27 at 100.00	Aa2	$510,825

500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2009B, 5.375%, 2/01/34 – AGC Insured	8/18 at 100.00	Aa2	581,530

1,705	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Series 2010D, 0.000%, 8/01/30	8/20 at 52.75	Aa1	670,457

350	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2001, Series 2008, 5.250%, 8/01/23	8/18 at 100.00	Aa2	411,208

1,185	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2004B, 5.000%, 10/01/27 – AGM Insured	10/14 at 100.00	AA–	1,260,366

	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding Bonds, School District Program, Series 1999A:
770	5.750%, 2/01/14 – NPFG Insured	No Opt. Call	Baa2	801,347
320	5.800%, 8/01/22 – NPFG Insured	No Opt. Call	Baa2	397,955
345	5.800%, 8/01/23 – NPFG Insured	No Opt. Call	Baa2	431,975

950	Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Series 2009A, 5.500%, 8/01/31	8/19 at 100.00	Aa2	1,108,052

600	Hemet Unified School District, Riverside County, California, General Obligation Bonds, Series 2008B, 5.000%, 8/01/30 – AGC Insured	8/16 at 102.00	AA–	677,634

	Jefferson Union High School District, San Mateo County, California, General Obligation Bonds, Series 2000A:
300	6.250%, 2/01/14 – NPFG Insured	No Opt. Call	A+	312,588
460	6.250%, 8/01/20 – NPFG Insured	No Opt. Call	A+	570,487

500	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2009A, 5.500%, 8/01/29	8/19 at 100.00	Aa2	589,975

150	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009D, 5.000%, 1/01/34	7/19 at 100.00	Aa2	169,242

100	Lucia Mar Unified School District, San Luis Obispo County, California, General Obligation Bonds, Refunding Series 2005, 5.250%, 8/01/22 – FGIC Insured	No Opt. Call	Aa2	130,237

10,000	Newport-Mesa Unified School District, Orange County, California, General Obligation Bonds, Election of 2005, Series 2011, 0.000%, 8/01/41	8/21 at 24.49	Aa1	1,855,100

2,405	Oak Valley Hospital District, Stanislaus County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/31 – FGIC Insured	7/14 at 101.00	A1	2,497,112

1,155	Pittsburg Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2009B, 5.500%, 8/01/34 – AGM Insured	8/18 at 100.00	AA–	1,314,344

855	Pomona Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001A, 5.950%, 2/01/17 – NPFG Insured	No Opt. Call	A	982,489

5,000	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2009A, 0.000%, 8/01/29	No Opt. Call	Aa2	2,565,150

50	Puerto Rico Government Development Bank, Senior Note Revenue Bonds, Senior Lien, Series 2006B, 5.000%, 12/01/14	No Opt. Call	BBB	52,260

1,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1996, 6.500%, 7/01/15 – AGM Insured	No Opt. Call	AA	1,098,930

545	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA	595,129

4,070	San Benito Health Care District, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/31 – SYNCORA GTY Insured	7/14 at 101.00	BBB+	4,148,510

Nuveen Investments	43

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,265	San Bernardino Community College District, California, General Obligation Bonds, Series 2008A, 6.500%, 8/01/27	8/18 at 100.00	Aa2	$1,543,515

2,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2009A, 0.000%, 7/01/33	7/24 at 100.00	Aa2	1,646,480

5,000	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2004 Series 2007B, 5.000%, 8/01/32	8/17 at 100.00	AAA	5,735,600

1,535	San Leandro Unified School District, Alameda County, California, General Obligation Bonds, Election 2006 Series 2010, 0.000%, 8/01/39	8/28 at 100.00	AA–	910,286

1,000	Santa Ana Unified School District, Orange County, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/28	8/18 at 100.00	AA–	1,164,320

1,000	Santa Barbara Community College District, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/27	8/18 at 100.00	AA+	1,190,420

5,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	5,838,000

3,040	Sulphur Springs Union School District, Los Angeles County, California, General Obligation Bonds, Series 1991A, 0.000%, 9/01/15 – NPFG Insured	No Opt. Call	Baa2	2,940,227

8,500	Tahoe Forest Hospital District, Placer and Nevada Counties, California, General Obligation Bonds, Series 2010B, 5.500%, 8/01/35	8/18 at 100.00	Aa3	9,769,217

	Tulare Local Health Care District, California, General Obligation Bonds, Series 2009B-1:
500	6.375%, 8/01/25	8/19 at 100.00	A1	605,835
1,005	6.500%, 8/01/26	8/19 at 100.00	A1	1,225,015

1,530	Victor Valley Community College District, San Bernardino County, California, General Obligation Bonds, Election of 2008 Series 2009A, 5.000%, 8/01/31	8/19 at 100.00	Aa2	1,719,460

2,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA–	1,679,980

1,100	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/24	No Opt. Call	Aa3	1,426,722

770	West Covina Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2002A Refunding, 5.350%, 2/01/20 – NPFG Insured	No Opt. Call	A+	904,026

1,000	Whittier Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/34	8/19 at 38.81	AA–	302,160

3,500	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	1,510,565
137,490	Total Tax Obligation/General			138,234,552
	Tax Obligation/Limited – 36.3%

4,915	Alameda County Redevelopment Agency, California, Eden Area Redevelopment Project, Tax Allocation Bonds, Series 2006A, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	A–	4,992,804

1,000	Anitoch Area Public Facilities Financing Agency, California, Special Tax Bonds, Community Facilities District 1989-1, Refunding Series 2006, 4.000%, 8/01/18 – AMBAC Insured	8/16 at 100.00	A1	1,041,410

	Apple Valley Public Financing Authority, California, Lease Revenue Bonds, Town Hall Annex Project, Series 2007A:
485	4.500%, 9/01/17 – AMBAC Insured	No Opt. Call	A–	552,105
500	5.000%, 9/01/27 – AMBAC Insured	9/17 at 100.00	A–	543,895

105	Barstow Redevelopment Agency, California, Tax Allocation Bonds, Central Redevelopment Project, Series 1994A, 7.000%, 9/01/14 – NPFG Insured	No Opt. Call	Baa2	110,499

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17B, Series 2011A, 6.125%, 9/01/31	9/21 at 100.00	N/R	1,082,950

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	10/15 at 100.00	N/R	$1,253,629

2,250	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	5/13 at 100.00	AA–	2,258,505

	Brea Public Finance Authority, California, Revenue Bonds, Series 2008A:
2,105	7.000%, 9/01/23	9/16 at 102.00	BBB+	2,312,932
2,000	7.125%, 9/01/26	9/16 at 102.00	BBB+	2,185,760

2,665	Brea Redevelopment Agency, Orange County, California, Tax Allocation Bonds, Project Area AB, Series 2011A, 0.000%, 8/01/34	8/21 at 36.61	AA–	670,727

2,725	California Community College Financing Authority, Lease Revenue Bonds, Refunding Series 2003, 0.000%, 6/01/33 – AMBAC Insured	No Opt. Call	A+	1,008,359

1,960	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	12/13 at 100.00	AA+	2,028,071

540	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.500%, 6/01/16	6/14 at 100.00	A2	572,735

2,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	2,948,450

2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	2,464,660

3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35	3/20 at 100.00	A2	3,677,670

940	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	1,001,984

685	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	N/R	707,639

225	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Housing Set-Aside, Series 2002D, 5.000%, 8/01/26 – NPFG Insured	8/14 at 100.00	A	228,213

740	Cerritos Public Financing Authority, California, Tax Allocation Revenue Bonds, Los Cerritos Redevelopment Projects, Series 2002A, 5.000%, 11/01/15 – AMBAC Insured	No Opt. Call	A–	797,949

	Chino Public Financing Authority, California, Revenue Refunding Bonds, Series 2012:
1,000	5.000%, 9/01/30	9/22 at 100.00	N/R	1,052,560
1,160	5.000%, 9/01/34	9/22 at 100.00	N/R	1,201,737
310	5.000%, 9/01/38	9/22 at 100.00	N/R	318,739

1,400	Chula Vista Public Financing Authority, California, Pooled Community Facility District Assessment Revenue Bonds, Series 2005A, 5.000%, 9/01/29 – NPFG Insured	9/15 at 100.00	BBB	1,424,066

660	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	676,533

1,420	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B, 5.000%, 8/01/25	8/20 at 100.00	N/R	1,426,944

1,060	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	1,302,178

6,265	Escondido Joint Powers Financing Authority, California, Lease Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	6,998,569

1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Refunding Series 2012, 5.000%, 9/01/26	9/22 at 100.00	A–	1,118,890

Nuveen Investments	45

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,650	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 4.550%, 6/01/22 – AGM Insured	6/18 at 100.00	AA–	$1,822,062

6,715	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.000%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	N/R	6,942,101

2,075	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BB+	2,025,698

1,660	Highland, California, Special Tax Bonds, Communitiy Facilities District 01-1, Refunding, Series 2011, 5.500%, 9/01/28	9/21 at 100.00	BBB	1,811,193

	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1:
430	5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	442,689
1,155	5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	1,185,088

740	Irvine, California, Unified School District, Community Facilities District 06-1 Special Tax Bonds, Series 2010, 6.700%, 9/01/35	9/20 at 100.00	N/R	853,449

	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
170	5.000%, 9/01/26	9/16 at 100.00	N/R	175,914
395	5.125%, 9/01/36	9/16 at 100.00	N/R	404,472

335	Irwindale Community Redevelopment Agency, California, Tax Allocation Bonds, City Industrial Development Project, Subordinate Lien Refunding Series 2006, 5.000%, 12/01/18 – AMBAC Insured	No Opt. Call	BBB+	369,987

	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 25 Eastvale Area, Series 2008A:
1,000	8.375%, 9/01/28	9/18 at 100.00	N/R	1,163,630
3,205	8.875%, 9/01/38	9/18 at 100.00	N/R	3,736,197

1,300	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2010A, 6.250%, 9/01/40	9/18 at 100.00	N/R	1,339,728

500	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	8/19 at 100.00	BBB	575,645

2,500	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas, Subordinate Lien Series 2003B, 5.000%, 8/01/34 – FGIC Insured	8/13 at 100.00	BBB	2,501,725

1,870	Lancaster Redevelopment Agency, California, Tax Allocation Refunding Bonds, Combined Area Sheriff’s Facilities Projects, Series 2004, 5.000%, 12/01/23 – SYNCORA GTY Insured	12/14 at 100.00	A	1,984,538

	Lancaster Redevelopment Agency, California, Tax Allocation Refunding Bonds, Combined Fire Protection Facilities Project, Series 2004:
800	5.250%, 12/01/17 – SYNCORA GTY Insured	12/14 at 100.00	A	846,216
1,120	5.000%, 12/01/23 – SYNCORA GTY Insured	12/14 at 100.00	A	1,188,600

4,555	Long Beach Bond Finance Authority, California, Multiple Project Tax Allocation Bonds, Housing and Gas Utility Financing Project Areas, Series 2005A-1, 5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	BBB+	4,619,134

	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005:
1,200	5.000%, 9/01/16 – AMBAC Insured	9/15 at 100.00	A1	1,325,388
2,460	5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	2,561,992

2,565	Los Angeles Community Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Bunker Hill Redevelopment Project, Series 2004L, 5.000%, 3/01/17	9/13 at 100.00	BBB–	2,591,727

1,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/20 – AGM Insured	12/14 at 100.00	AA–	1,072,120

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$330	Los Angeles, California, Certificates of Participation, Department of Public Social Services, Sonnenblick Del Rio West LA, Senior Lien Series 2000, 6.000%, 11/01/19 – AMBAC Insured	5/13 at 100.00	A2	$331,660

325	Maywood Community Development Commission, California, Tax Allocation Bonds, Merged Maywood Redevelopement Project Area, Series 2007, 4.500%, 8/01/37 – RAAI Insured	8/17 at 102.00	N/R	275,802

970	Milpitas, California, Local Improvement District 20 Limited Obligation Bonds, Series 1998A, 5.700%, 9/02/18	9/13 at 103.00	N/R	1,008,140

	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2003-1, Series 2004:
805	5.550%, 9/01/29	9/14 at 100.00	N/R	819,385
1,250	5.650%, 9/01/34	9/14 at 100.00	N/R	1,271,388

7,100	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	A–	7,239,302

350	Murrieta, California, Special Tax Bonds, Community Facilities District 2000-2, The Oaks Improvement Area A, Series 2004A, 5.750%, 9/01/20	9/14 at 100.00	N/R	359,653

205	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	9/13 at 100.00	N/R	205,652

	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011:
625	6.500%, 8/01/24	8/21 at 100.00	A–	781,588
3,455	7.000%, 8/01/32	8/21 at 100.00	A–	4,395,762

1,000	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Refunding Series 2010, 6.000%, 3/01/36	3/20 at 100.00	A	1,125,410

300	Norco, California, Community Facilities District 97-1, Norco Hills, Special Tax Refunding Series 2005, 4.875%, 10/01/30 – AGC Insured	10/15 at 100.00	AA–	310,314

230	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	269,797

2,070	Oakland Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Central District Redevelopment Project, Series 2003, 5.500%, 9/01/16 – FGIC Insured	5/13 at 100.00	A–	2,077,183

1,000	Palm Desert Finance Authority, Tax Allocation Revenue Bonds, Project Area 4, Refunding Series 2006A, 5.000%, 10/01/29 – NPFG Insured	10/16 at 100.00	A–	1,024,870

2,350	Palm Desert Financing Authority, California, Housing Set Aside Tax Allocation Bonds, Refunding Series 2007, 5.000%, 10/01/22 – NPFG Insured	10/17 at 100.00	Baa2	2,495,183

1,000	Palm Desert Financing Authority, California, Tax Allocation Revenue Bonds, Project Area 1, Series 2003, 5.000%, 4/01/30 – NPFG Insured	No Opt. Call	Baa2	1,000,470

2,500	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.500%, 4/01/35	4/13 at 102.00	BB	2,552,250

14,050	Paramount Redevelopment Agency, California, Tax Allocation Refunding Bonds, Redevelopment Project Area 1, Series 1998, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	A–	6,960,370

	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
225	6.000%, 9/01/33	9/13 at 103.00	N/R	233,091
490	6.125%, 9/01/41	9/13 at 103.00	N/R	507,317

3,355	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	3,675,704

1,600	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AS, 5.000%, 2/01/31 – AMBAC Insured	2/17 at 100.00	A	1,651,968

750	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paugay Redevelopment Project, Series 2003A, 5.250%, 6/15/20 – NPFG Insured	6/13 at 100.00	A	758,730

Nuveen Investments	47

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,300	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paugay Redevelopment Project, Series 2007, 5.000%, 6/15/30 – NPFG Insured	6/17 at 100.00	A	$2,360,145

640	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 6, Series 2005, 5.000%, 9/01/23	9/13 at 103.00	BBB+	665,453

500	Ramona Unified School District, San Diego County, California, Certificates of Participation, Refunding Series 2007, 5.000%, 5/01/32 – NPFG Insured	5/17 at 100.00	A	515,820

	Rancho Cucamonga Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Series 2007A:
310	4.125%, 9/01/18 – NPFG Insured	9/17 at 100.00	A+	326,005
500	5.000%, 9/01/34 – NPFG Insured	9/17 at 100.00	A+	512,970

630	Rancho Cucamonga Redevelopment Agency, California, Tax Allocation Revenue Bonds, Rancho Redevelopment Project, Series 2004, 4.500%, 9/01/32 – AMBAC Insured	9/14 at 100.00	A+	631,317

1,645	Rancho Cucamonga, California, Limited Obligation Improvement Bonds, Masi Plaza Assessment District 93-1, Series 1997, 6.250%, 9/02/22	9/13 at 100.00	N/R	1,663,704

1,045	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	1,206,745

595	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	602,051

2,345	Richmond Redevelopment Agency, California, Harbour Project Tax Allocation Bonds, Series 1998A Refunding, 5.500%, 7/01/18 – NPFG Insured	5/13 at 100.00	AA–	2,354,732

260	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2005A, 5.000%, 10/01/24 – SYNCORA GTY Insured	10/15 at 100.00	BBB	263,325

2,950	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area Tax Allocation Bonds, Series 2010E, 6.250%, 10/01/30	10/20 at 100.00	A–	3,353,885

100	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	114,346

1,250	Riverside Unified School District Finance Authority, Riverside County, California, Revenue Bonds Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	A–	1,375,575

740	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	751,078

3,560	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Woodcreek West, Series 2005, 5.000%, 9/01/30 – AMBAC Insured	9/15 at 100.00	A–	3,620,769

1,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Diamond Creek, Series 2007, 5.000%, 9/01/37	9/37 at 100.00	N/R	855,370

1,385	Roseville, California, Special Tax Refunding Bonds, Longmeadow Parkside Community Facilities District 1, Series 2013, 5.000%, 9/01/33	9/23 at 100.00	N/R	1,521,963

1,700	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A	1,960,032

	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B:
1,120	5.000%, 11/01/14	No Opt. Call	A	1,165,707
500	5.400%, 11/01/20	No Opt. Call	A	576,480

850	San Bernardino County Redevelopment Agency, California, Tax Allocation Refunding Bonds, San Sevaine Project, Series 2005A, 5.000%, 9/01/16 – RAAI Insured	9/15 at 100.00	BBB	894,778

2,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa2	2,060,120

1,955	San Francisco City and County Redevelopment Agency, California, Hotel Occupancy Tax Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/25 – AGM Insured	6/21 at 100.00	AA–	2,238,729

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$5,180	San Francisco City and County, California, Certificates of Participation, Refunding Series 2010A, 5.000%, 10/01/30	10/20 at 100.00	AA–	$5,906,858

	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2006B:
325	4.100%, 8/01/14 – RAAI Insured	No Opt. Call	A–	334,490
250	4.250%, 8/01/16 – RAAI Insured	No Opt. Call	A–	263,850
380	4.375%, 8/01/18 – RAAI Insured	8/16 at 100.00	A–	396,880

1,185	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	1,427,190

	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
80	7.000%, 8/01/33	2/21 at 100.00	BBB	94,044
105	7.000%, 8/01/41	2/21 at 100.00	BBB	121,800

3,500	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A	3,846,045

2,990	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003, 5.000%, 8/01/19 – FGIC Insured	8/13 at 100.00	BBB	3,008,359

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
590	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	BBB	614,910
1,560	5.000%, 8/01/26 – NPFG Insured	8/17 at 100.00	BBB	1,621,355

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D:
1,900	5.000%, 8/01/18 – AMBAC Insured	8/17 at 100.00	BBB	1,963,061
645	5.000%, 8/01/19 – AMBAC Insured	8/17 at 100.00	BBB	658,822
540	5.000%, 8/01/21 – AMBAC Insured	8/17 at 100.00	BBB	562,351

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2008B:
1,085	6.375%, 8/01/21	8/18 at 100.00	BBB	1,186,827
480	6.500%, 8/01/23	8/18 at 100.00	BBB	525,010

350	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 8/01/20 – NPFG Insured	8/15 at 100.00	BBB	361,109

1,000	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 1, 2 and 3, Series 2003A, 5.000%, 8/01/33 – FGIC Insured	No Opt. Call	A–	1,006,420

6,000	San Marcos Redevelopment Agency, California, Tax Allocation Bonds, Affordable Housing Project, Series 1997A, 6.000%, 10/01/27 (Alternative Minimum Tax)	5/13 at 100.00	AA–	6,025,620

315	Sand City Redevelopment Agency, Monterrey County, California, Tax Allocation Revenue Bonds, Redevelopment Project, Series 2008A, 4.000%, 11/01/19 – AGC Insured	11/18 at 100.00	A3	332,631

2,140	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28	3/21 at 100.00	A+	2,627,107

3,500	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 1999A, 5.500%, 6/01/23 – AMBAC Insured	6/13 at 100.00	A	3,542,245

6,545	Santa Clara Valley Transportation Authority, California, Sales Tax Revenue Bonds, Series 2007A, 5.000%, 4/01/36 – AMBAC Insured	4/17 at 100.00	AA+	7,409,005

	Santa Cruz County Redevelopment Agency, California, Tax Allocation Bonds, Live Oak-Soquel Community Improvement Project Area, Series 2009A:
1,860	6.625%, 9/01/29	9/19 at 100.00	A	2,191,545
2,805	7.000%, 9/01/36	9/19 at 100.00	A	3,326,253

Nuveen Investments	49

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,500	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 6.500%, 8/01/26	2/21 at 100.00	A	$1,793,325

2,815	Shafter Joint Powers Financing Authority, California, Lease Revenue Bonds, Community Correctional Facility Acquisition Project, Series 1997A, 6.050%, 1/01/17	5/13 at 100.00	A–	2,825,050

180	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	200,916

1,000	Solana Beach School District Public Financing Authority,California, Special Tax Revenue Bonds, Series 2012, 5.000%, 9/01/35	No Opt. Call	BBB	1,077,210

205	Soledad Redevelopment Agency, California, Tax Allocation Bonds, Soledad Redevelopment Project, Series 2007A, 4.500%, 12/01/16 – SYNCORA GTY Insured	No Opt. Call	BB+	195,168

	South Tahoe Redevelopment Agency, California, Community Facilities District 2001-1 , Heavenly Village, Special Tax Refunding Bonds, Series 2007:
120	4.400%, 10/01/15	No Opt. Call	N/R	127,093
125	4.500%, 10/01/16	10/15 at 102.00	N/R	134,004
280	4.600%, 10/01/18	10/15 at 102.00	N/R	296,747

1,300	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-01 Crowne Hill, Series 2012, 5.000%, 9/01/30	9/22 at 100.00	BBB+	1,373,008

500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31	8/21 at 100.00	A	609,300

1,000	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.250%, 8/01/36 – NPFG Insured	5/13 at 100.00	A–	1,000,890

	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006:
300	4.500%, 9/01/16 – FGIC Insured	No Opt. Call	N/R	323,070
6,700	5.000%, 9/01/31 – FGIC Insured	9/16 at 100.00	N/R	6,798,892

2,500	Tulare Public Financing Authority, California, Lease Revenue Bonds, Series 2008, 5.250%, 4/01/27 – AGC Insured	4/18 at 100.00	AA–	2,890,500

1,225	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.000%, 9/01/25	3/21 at 100.00	BBB+	1,413,883

2,000	Tustin, California, Community Facilities District 2007-1, Legacy-Retail Center Special Tax Bonds, 6.000%, 9/01/37	9/17 at 100.00	N/R	2,102,040

1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment Project, Series 2011A, 6.500%, 12/01/28	6/21 at 100.00	A	1,221,511

240	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.375%, 12/01/23	12/21 at 100.00	A	299,911

	Upland, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area 1 The Colonies at San Antonio, Series 2012:
1,465	5.000%, 9/01/31	9/22 at 100.00	BBB	1,583,533
1,000	5.000%, 9/01/34	9/22 at 100.00	BBB	1,067,840

25	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured	9/15 at 100.00	Baa2	25,264

	Vista Community Development Commission, California, Taxable Non-Housing Tax Allocation Revenue Bonds, Vista Redevlopment Project, Series 2011:
7,600	6.000%, 9/01/33	9/21 at 100.00	A–	8,802,852
7,920	6.125%, 9/01/37	9/21 at 100.00	A–	9,157,579

400	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.000%, 9/01/34 – SYNCORA GTY Insured	No Opt. Call	BBB+	425,664

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$320	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	$379,622

1,965	Yuba City Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 6.000%, 9/01/31	9/14 at 100.00	N/R	1,995,477
252,925	Total Tax Obligation/Limited			259,896,679
	Transportation – 2.9%

1,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/14 – AMBAC Insured	No Opt. Call	BBB+	978,120

6,525	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	5/13 at 100.00	Baa2	6,524,609

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999:
2,750	5.875%, 1/15/28	1/14 at 101.00	BBB–	2,829,668
3,255	5.750%, 1/15/40 – NPFG Insured	5/13 at 100.00	Baa2	3,257,116

	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
285	5.450%, 7/01/20 (Alternative Minimum Tax)	7/14 at 102.00	N/R	287,833
215	5.550%, 7/01/28 (Alternative Minimum Tax)	7/14 at 102.00	N/R	215,899

4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2002, Issue 32G, 5.000%, 5/01/24 – FGIC Insured	5/16 at 100.00	A+	4,450,720

1,290	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 1997A, 5.250%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	5/13 at 100.00	A3	1,292,399

1,320	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 2000A, 6.100%, 1/01/20 – AGM Insured (Alternative Minimum Tax)	5/13 at 100.00	AA–	1,326,059
20,640	Total Transportation			21,162,423
	U.S. Guaranteed – 1.6% (4)

1,015	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2007, 5.750%, 7/01/37 (Pre-refunded 7/01/15)	7/15 at 102.00	A1 (4)	1,161,414

210	Barstow Redevelopment Agency, California, Tax Allocation Bonds, Central Redevelopment Project, Series 1994A, 7.000%, 9/01/14 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	223,079

500	Bonita Unified School District, San Diego County, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/20 (Pre-refunded 8/01/14) – NPFG Insured	8/14 at 100.00	AA (4)	535,835

430	California Educational Facilities Authority, Revenue Bonds, Golden Gate University, Series 2005, 5.000%, 10/01/20 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (4)	480,590

	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 2004A:
1,000	5.500%, 7/01/22 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	A+ (4)	1,064,600
1,500	5.500%, 7/01/24 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	A+ (4)	1,596,900

2,500	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Series 2002A, 5.800%, 12/15/25 (Pre-refunded 12/15/13)	12/13 at 102.00	A (4)	2,659,425

1,325	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AA+ (4)	1,591,802

Nuveen Investments	51

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1993X:
$75	5.500%, 7/01/15 – NPFG Insured (ETM)	No Opt. Call	A3 (4)	$81,916
25	5.500%, 7/01/15 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	26,490

1,505	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	AA– (4)	1,807,400
10,085	Total U.S. Guaranteed			11,229,451
	Utilities – 3.4%

2,445	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18	5/13 at 100.00	N/R	2,404,169

500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	AA–	508,290

	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric Series 2008B:
4,535	0.000%, 9/01/23	9/16 at 64.56	A	2,519,646
27,110	0.000%, 9/01/33	9/16 at 32.62	A	7,426,785
12,000	0.000%, 9/01/38	9/16 at 23.21	A	2,329,200

1,210	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,246,554

3,470	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	5/13 at 100.00	Ba1	3,469,792

1,950	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Series 2002, 5.250%, 8/01/27 – AMBAC Insured (Alternative Minimum Tax)	5/13 at 100.00	A+	1,957,020

2,700	Santa Clara, California, Subordinate Electric Revenue Bonds, Series 2003A, 5.000%, 7/01/23 – NPFG Insured	7/13 at 100.00	A+	2,742,120
55,920	Total Utilities			24,603,576
	Water and Sewer – 8.7%

	Banning Utility Authority, California, Water Revenue Bonds, Series 2005:
1,025	5.000%, 11/01/20 – FGIC Insured	11/16 at 100.00	A+	1,158,445
1,040	5.000%, 11/01/23 – FGIC Insured	11/16 at 100.00	A+	1,175,398

3,000	Brentwood Infrastructure Financing Authority, California, Water Revenue Bonds, Series 2008, 5.750%, 7/01/38	7/18 at 100.00	AA	3,390,810

	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside Desalination Project, Series 2012:
1,480	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,546,186
8,530	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	8,845,269

2,000	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured	10/13 at 100.00	AA–	2,051,280

1,680	Castaic Lake Water Agency, California, Certificates of Participation, Series 2004A, 5.000%, 8/01/20 – AMBAC Insured	8/14 at 100.00	AA	1,784,916

1,150	Compton, California, Sewer Revenue Bonds, Series 1998 Refunding, 5.375%, 9/01/23 – NPFG Insured	5/13 at 100.00	Baa2	1,150,230

1,250	Cucamonga Valley Water District, California, Certificates of Participation, Series 2006, 5.000%, 9/01/36 – NPFG Insured	9/16 at 100.00	AA	1,325,600

40	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2007A-2, 5.000%, 7/01/44 – AMBAC Insured	7/17 at 100.00	AA	45,061

3,745	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Series 2009A, 5.750%, 6/01/26	6/19 at 100.00	AA+	4,570,847

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$5,000	Metropolitan Water District of Southern California, Water Revenue Bonds, 2006 Authorization Series 2007A, 5.000%, 7/01/37	7/17 at 100.00	AAA	$5,711,300

1,555	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2006C, 5.000%, 7/01/31	No Opt. Call	AAA	1,750,417

1,000	Norco Financing Authority, California, Enterprise Revenue Refunding Bonds, Series 2009, 5.625%, 10/01/34 – AGM Insured	10/19 at 100.00	AA–	1,142,100

805	Oakdale Irrigation District, California, Certificates of Participation, Water Facilities Project, Series 2009, 5.500%, 8/01/34	8/19 at 100.00	AA	912,983

1,770	Pomona Public Financing Authority, California, Revenue Bonds, Water Facilities Project, Series 2007AY, 5.000%, 5/01/27 – AMBAC Insured	5/17 at 100.00	A+	2,009,145

	Rowland Water District, California, Certificates of Participation, Recycled Water Project, Series 2008:
565	5.750%, 12/01/24	12/18 at 100.00	AA–	692,261
480	5.750%, 12/01/25	12/18 at 100.00	AA–	583,987
500	6.250%, 12/01/39	12/18 at 100.00	AA–	596,460

4,400	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2009B, 5.000%, 11/01/39	No Opt. Call	AA–	4,983,748

2,000	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2011A, 5.000%, 11/01/41	No Opt. Call	AA–	2,312,540

8,275	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2012A, 5.000%, 11/01/35	5/22 at 100.00	AA–	9,654,853

2,780	West Basin Municipal Water District, California, Revenue Bonds, Tender Option Bonds Trust 1035, 18.243%, 8/01/36 (IF) (5)	8/21 at 100.00	Aa2	4,357,928

250	Yuba Levee Financing Authority, California, Revenue Bonds, Yuba County Levee Financing Project, Series 2008A, 5.000%, 9/01/38 – AGC Insured	9/17 at 100.00	AA–	275,168
54,320	Total Water and Sewer			62,026,932
$717,270	Total Investments (cost $655,955,832) – 99.8%			714,295,096
	Other Assets Less Liabilities – 0.2%			1,150,866
	Net Assets – 100%			$715,445,962

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of Assets and Liabilities

February 28, 2013

	California High Yield	California
Assets
Investments, at value (cost $316,651,551 and $655,955,832, respectively)	$340,551,276	$714,295,096
Cash	29,825	—
Unrealized appreciation on forward swaps	409,221	—
Receivables:
Interest	5,287,740	9,576,316
Investments sold	3,117,000	125,300
Shares sold	3,980,268	1,181,988
Other assets	1,126	52,505
Total assets	353,376,456	725,231,205
Liabilities
Cash overdraft	—	4,705,294
Floating rate obligations	915,000	—
Payables:
Dividends	513,414	814,791
Investments purchased	5,976,529	2,039,308
Shares redeemed	634,491	1,599,236
Accrued expenses:
Management fees	200,918	322,488
Trustees fees	1,607	32,953
12b-1 distribution and service fees	62,462	84,397
Other	89,745	186,776
Total liabilities	8,394,166	9,785,243
Net assets	$344,982,290	$715,445,962
Class A Shares
Net assets	$186,683,466	$274,043,318
Shares outstanding	20,175,915	24,974,469
Net asset value per share	$9.25	$10.97
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$9.66	$11.45
Class B Shares
Net assets	N/A	$939,135
Shares outstanding	N/A	85,715
Net asset value and offering price per share	N/A	$10.96
Class C Shares
Net assets	$61,358,458	$73,860,113
Shares outstanding	6,638,498	6,753,810
Net asset value and offering price per share	$9.24	$10.94
Class I Shares
Net assets	$96,940,366	$366,603,396
Shares outstanding	10,490,149	33,444,822
Net asset value and offering price per share	$9.24	$10.96
Net assets consist of:
Capital paid-in	$329,458,511	$664,152,730
Undistributed (Over-distribution of) net investment income	209,562	1,483,019
Accumulated net realized gain (loss)	(8,994,729)	(8,529,051)
Net unrealized appreciation (depreciation)	24,308,946	58,339,264
Net assets	$344,982,290	$715,445,962
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

N/A	– Fund does not offer Class B Shares.

See accompanying notes to financial statements.

54	Nuveen Investments

Statement of Operations

Year Ended February 28, 2013

	California High Yield	California
Investment Income	$13,926,103	$30,942,188
Expenses
Management fees	1,301,650	3,159,231
12b-1 service fees – Class A	225,671	477,836
12b-1 distribution and service fees – Class B	N/A	13,057
12b-1 distribution and service fees – Class C	345,706	464,350
Shareholders servicing agent fees and expenses	92,306	218,808
Interest expense	5,226	—
Custodian fees and expenses	45,830	105,327
Trustees fees and expenses	6,186	18,248
Professional fees	59,983	34,773
Shareholder reporting expenses	46,200	73,020
Federal and state registration fees	33,771	57,857
Reorganization expense	—	82,000
Other expenses	12,097	18,681
Total expenses before fee waiver/expense reimbursement	2,174,626	4,723,188
Fee waiver/expense reimbursement	(51,945)	(35,078)
Net expenses	2,122,681	4,688,110
Net investment income (loss)	11,803,422	26,254,078
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	827,773	1,998,717
Forward swaps	(2,180,247)	—
Change in net unrealized appreciation (depreciation) of:
Investments	17,214,158	25,723,789
Forward swaps	2,094,994	—
Net realized and unrealized gain (loss)	17,956,678	27,722,506
Net increase (decrease) in net assets from operations	$29,760,100	$53,976,584

N/A	– Fund does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	55

Statement of Changes in Net Assets

	California High Yield		California
	Year Ended 2/28/13	Year Ended 2/29/12	Year Ended 2/28/13	Year Ended 2/29/12
Operations
Net investment income (loss)	$11,803,422	$8,349,996	$26,254,078	$14,945,301
Net realized gain (loss) from:
Investments	827,773	(220,767)	1,998,717	(585,707)
Forward swaps	(2,180,247)	(125,800)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	17,214,158	20,140,766	25,723,789	33,614,974
Forward swaps	2,094,994	(1,618,139)	—	—
Net increase (decrease) in net assets from operations	29,760,100	26,526,056	53,976,584	47,974,568
Distributions to Shareholders
From net investment income:
Class A	(6,199,891)	(3,709,279)	(10,072,356)	(6,333,633)
Class B	N/A	N/A	(48,317)	(57,279)
Class C	(2,305,543)	(1,404,921)	(2,271,203)	(1,337,867)
Class I	(4,150,581)	(2,865,593)	(14,316,592)	(6,916,880)
Decrease in net assets from distributions to shareholders	(12,656,015)	(7,979,793)	(26,708,468)	(14,645,659)
Fund Share Transactions
Proceeds from Fund reorganization	—	—	272,324,630	—
Proceeds from sale of shares	226,301,470	58,678,825	167,332,759	56,746,893
Proceeds from shares issued to shareholders due to reinvestment of distributions	8,210,025	5,188,983	16,938,678	7,638,135
	234,511,495	63,867,808	456,596,067	64,385,028
Cost of shares redeemed	(62,941,278)	(42,322,661)	(111,067,241)	(52,219,474)
Net increase (decrease) in net assets from Fund share transactions	171,570,217	21,545,147	345,528,826	12,165,554
Net increase (decrease) in net assets	188,674,302	40,091,410	372,796,942	45,494,463
Net assets at the beginning of period	156,307,988	116,216,578	342,649,020	297,154,557
Net assets at the end of period	$344,982,290	$156,307,988	$715,445,962	$342,649,020
Undistributed (Over-distribution of) net investment income at the end of period	$209,562	$1,069,029	$1,483,019	$1,588,382

N/A	– Fund does not offer Class B Shares.

See accompanying notes to financial statements.

56	Nuveen Investments

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Nuveen Investments	57

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CALIFORNIA HIGH YIELD
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (3/06)
2013	$8.52	$.46	$.77	$1.23	$(.50)	$—	$(.50)	$9.25
2012	7.36	.53	1.14	1.67	(.51)	—	(.51)	8.52
2011	7.87	.52	(.54)	(.02)	(.49)	—	(.49)	7.36
2010	6.51	.51	1.34	1.85	(.49)	—	(.49)	7.87
2009	8.24	.48	(1.76)	(1.28)	(.45)	—	(.45)	6.51
Class C (3/06)
2013	8.52	.41	.76	1.17	(.45)	—	(.45)	9.24
2012	7.36	.49	1.14	1.63	(.47)	—	(.47)	8.52
2011	7.87	.48	(.54)	(.06)	(.45)	—	(.45)	7.36
2010	6.51	.47	1.34	1.81	(.45)	—	(.45)	7.87
2009	8.24	.44	(1.76)	(1.32)	(.41)	—	(.41)	6.51
Class I (3/06)
2013	8.51	.48	.77	1.25	(.52)	—	(.52)	9.24
2012	7.35	.55	1.14	1.69	(.53)	—	(.53)	8.51
2011	7.86	.53	(.53)	—	(.51)	—	(.51)	7.35
2010	6.50	.52	1.34	1.86	(.50)	—	(.50)	7.86
2009	8.24	.50	(1.77)	(1.27)	(.47)	—	(.47)	6.50

58	Nuveen Investments

Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

14.77%	$186,683	.89%	.89%	5.11%	.87%	.87%	5.13%	7%
23.45	70,416	.89	.89	6.77	.88	.88	6.77	19
(.56)	60,178	.90	.90	6.53	.90	.90	6.53	17
29.23	40,864	.94	.94	6.91	.94	.94	6.91	23
(16.06)	32,290	1.01	.92	6.13	1.01	.92	6.13	55

14.06	61,358	1.44	1.44	4.59	1.42	1.42	4.61	7
22.84	32,156	1.44	1.44	6.17	1.43	1.43	6.17	19
(1.07)	19,035	1.45	1.45	6.00	1.45	1.45	6.00	17
28.56	15,971	1.49	1.49	6.25	1.49	1.49	6.25	23
(16.55)	6,718	1.56	1.47	5.69	1.56	1.47	5.69	55

15.02	96,940	.69	.69	5.37	.67	.67	5.39	7
23.76	53,736	.69	.69	6.97	.68	.68	6.97	19
(.34)	37,004	.70	.70	6.74	.70	.70	6.74	17
29.54	32,212	.74	.74	7.09	.74	.74	7.09	23
(16.01)	16,146	.81	.72	6.80	.81	.72	6.80	55
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CALIFORNIA
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (9/94)
2013	$10.54	$.45	$.44	$.89	$(.46)	$—	$(.46)	$10.97
2012	9.46	.48	1.07	1.55	(.47)	—	(.47)	10.54
2011	9.80	.47	(.36)	.11	(.45)	—	(.45)	9.46
2010	8.96	.46	.82	1.28	(.44)	—	(.44)	9.80
2009	9.50	.44	(.55)	(.11)	(.43)	—	(.43)	8.96
Class B (3/97)
2013	10.52	.37	.45	.82	(.38)	—	(.38)	10.96
2012	9.45	.40	1.07	1.47	(.40)	—	(.40)	10.52
2011	9.80	.39	(.36)	.03	(.38)	—	(.38)	9.45
2010	8.96	.39	.82	1.21	(.37)	—	(.37)	9.80
2009	9.50	.37	(.55)	(.18)	(.36)	—	(.36)	8.96
Class C (9/94)
2013	10.50	.39	.45	.84	(.40)	—	(.40)	10.94
2012	9.43	.42	1.07	1.49	(.42)	—	(.42)	10.50
2011	9.78	.41	(.36)	.05	(.40)	—	(.40)	9.43
2010	8.94	.41	.82	1.23	(.39)	—	(.39)	9.78
2009	9.48	.39	(.55)	(.16)	(.38)	—	(.38)	8.94
Class I (7/86)
2013	10.52	.47	.44	.91	(.47)	—	(.47)	10.96
2012	9.45	.50	1.06	1.56	(.49)	—	(.49)	10.52
2011	9.79	.49	(.36)	.13	(.47)	—	(.47)	9.45
2010	8.95	.48	.82	1.30	(.46)	—	(.46)	9.79
2009	9.49	.46	(.55)	(.09)	(.45)	—	(.45)	8.95

60	Nuveen Investments

Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

8.57%	$274,043	.80%	.80%	4.14%	.80%	.80%	4.14%	13%
16.79	142,844	.82	.82	4.82	.82	.82	4.82	20
1.05	136,513	.81	.81	4.77	.81	.81	4.77	18
14.56	128,672	.86	.85	4.86	.86	.85	4.86	14
(1.25)	106,117	.90	.85	4.66	.90	.85	4.66	40

7.88	939	1.56	1.56	3.41	1.55	1.55	3.42	13
15.85	1,302	1.57	1.57	4.09	1.57	1.57	4.09	20
.19	1,960	1.56	1.56	4.00	1.56	1.56	4.00	18
13.75	3,276	1.61	1.60	4.13	1.61	1.60	4.13	14
(1.99)	4,337	1.65	1.60	3.87	1.65	1.60	3.87	40

8.09	73,860	1.35	1.35	3.58	1.35	1.35	3.58	13
16.10	40,317	1.37	1.37	4.25	1.37	1.37	4.25	20
.39	26,338	1.36	1.36	4.21	1.36	1.36	4.21	18
14.00	25,552	1.41	1.40	4.31	1.41	1.40	4.31	14
(1.80)	20,484	1.45	1.40	4.10	1.45	1.40	4.10	40

8.86	366,603	.60	.60	4.34	.60	.60	4.35	13
16.91	158,186	.62	.62	5.02	.62	.62	5.02	20
1.23	132,344	.61	.61	4.96	.61	.61	4.96	18
14.80	144,962	.66	.65	5.07	.66	.65	5.07	14
(1.02)	151,650	.70	.65	4.87	.70	.65	4.87	40
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

See accompanying notes to financial statements.

Nuveen Investments	61

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen California High Yield Municipal Bond Fund (“California High Yield”) and Nuveen California Municipal Bond Fund (“California”) (each a “Fund” and collectively the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. California was organized as a series of predecessor trusts or corporations prior to that date.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

California High Yield’s investment objective is to provide high current income exempt from regular federal, California state and, in some cases, California local income taxes. Total return is a secondary objective when consistent with the Fund’s primary objective. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. The Fund invests significantly in lower-quality long-term municipal bonds and may employ effective leverage through investments in inverse floaters. These investment strategies should be considered high risk relative to strategies employed by investment grade municipal bond funds. Under normal market conditions, the Fund invests at least 65% of its net assets in low-to medium-quality bonds rated BBB/Baa or lower by at least one independent rating agency or, if unrated, judged by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly owned subsidiary of the Adviser, to be of comparable quality. Below investment grade municipal bonds (those rated BB/Ba or lower) are commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 10% of its net assets in defaulted municipal bonds (i.e., bonds on which the issuer has not paid principal or interest on time).

California’s investment objective is to provide as high a level of current interest income exempt from regular federal, California state and, in some cases, California local income taxes as is consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. Under normal market conditions, the Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds.

The Funds may invest up to 15% of their net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). California High Yield may invest in inverse floaters that create effective leverage of up to 30% of the Fund’s total investment exposure. The Funds may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Funds may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. The Funds may utilize futures contracts, swap contracts, options on futures contracts and options on swap contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in each Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds and forward swaps are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

62	Nuveen Investments

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of February 28, 2013, California High Yield had outstanding when-issued/delayed delivery purchase commitments of $700,000. There were no such outstanding purchase commitments in California.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Nuveen Investments	63

Notes to Financial Statements (continued)

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. California will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the fiscal year ended February 28, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of February 28, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts were as follows:

	California High Yield	California
Maximum exposure	$35,250,000	$8,340,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Fund during the fiscal year ended February 28, 2013, was as follows:

California High Yield
Average floating rate obligations outstanding	$774,616
Average annual interest rate and fees	0.67%

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with its investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

64	Nuveen Investments

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying a Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of a Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps (, net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a forward swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to a Fund upon termination.

During the fiscal year ended February 28, 2013, California High Yield continued to invest in forward interest rate swap contracts to manage the duration of the Fund’s portfolio and to reduce sensitivity to movements in U.S. interest rates. During the fiscal year ended February 28, 2013, forward interest rate swap contracts were utilized to shorten the duration of the Fund’s portfolio. The average notional amount of forward interest rate swap contracts outstanding during the fiscal year ended February 28, 2013, was as follows:

California High Yield
Average notional amount of forward interest rate swap contracts outstanding*	$5,000,000
*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward interest rate swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Nuveen Investments	65

Notes to Financial Statements (continued)

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

California High Yield	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$340,551,276	$—	$340,551,276
Derivatives:
Forward Swaps**	—	409,221	—	409,221
Total	$—	$340,960,497	$—	$340,960,497

California	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$714,295,096	$—	$714,295,096
*	Refer to the Fund’s Portfolio of Investments for industry classification.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

66	Nuveen Investments

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Funds as of February 28, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure. California High Yield invested in derivative instruments during the fiscal year ended February 28, 2013.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps	$409,221	—	$—

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended February 28, 2013, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Swaps	California High Yield
Risk Exposure
Interest Rate	$(2,180,247)

Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	California High Yield
Risk Exposure
Interest Rate	$2,094,994

4. Fund Shares

Transactions in Fund shares were as follows:

	California High Yield
	Year Ended 2/28/13		Year Ended 2/29/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	15,386,519	$139,674,521	3,669,201	$29,304,307
Class C	3,376,088	30,371,421	1,615,927	12,891,273
Class I	6,224,360	56,255,528	2,053,356	16,483,245
Shares issued to shareholders due to reinvestment of distributions:
Class A	452,655	4,092,596	309,896	2,435,422
Class C	165,313	1,488,649	113,714	899,946
Class I	292,408	2,628,780	234,844	1,853,615
	25,897,343	234,511,495	7,996,938	63,867,808
Shares redeemed:
Class A	(3,923,408)	(35,651,779)	(3,895,852)	(30,041,348)
Class C	(677,749)	(6,112,678)	(541,712)	(4,231,349)
Class I	(2,337,497)	(21,176,821)	(1,009,466)	(8,049,964)
	(6,938,654)	(62,941,278)	(5,447,030)	(42,322,661)
Net increase (decrease)	18,958,689	$171,570,217	2,549,908	$21,545,147

Nuveen Investments	67

Notes to Financial Statements (continued)

	California
	Year Ended 2/28/13		Year Ended 2/29/12
	Shares	Amount	Shares	Amount
Shares issued from reorganizations(1):
Class A	8,288,342	$87,094,810	—	$—
Class B	49,760	522,187	—	—
Class C	1,237,442	12,960,367	—	—
Class I	16,364,973	171,747,266	—	—
Shares sold:
Class A	6,273,575	67,875,631	1,900,030	19,128,914
Class A – automatic conversion of Class B Shares	49,167	530,525	12,960	128,935
Class B	—	—	477	4,726
Class C	2,171,805	23,372,639	1,390,108	13,886,600
Class I	6,965,996	75,553,964	2,344,517	23,597,718
Shares issued to shareholders due to reinvestment of distributions:
Class A	672,170	7,291,211	208,274	2,080,140
Class B	3,034	32,688	2,838	28,005
Class C	124,796	1,346,293	70,514	702,701
Class I	765,369	8,268,486	485,311	4,827,289
	42,966,429	456,596,067	6,415,029	64,385,028
Shares redeemed:
Class A	(3,865,800)	(41,787,101)	(2,995,016)	(29,413,959)
Class B	(41,573)	(447,356)	(74,026)	(714,440)
Class B – automatic conversion to Class A Shares	(49,231)	(530,525)	(12,974)	(128,935)
Class C	(619,251)	(6,691,753)	(414,551)	(4,111,493)
Class I	(5,683,929)	(61,610,506)	(1,806,967)	(17,850,647)
	(10,259,784)	(111,067,241)	(5,303,534)	(52,219,474)
Net increase (decrease)	32,706,645	$345,528,826	1,111,495	$12,165,554
(1)	Refer to Footnote 8 – Fund Reorganizations for further details.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended February 28, 2013, were as follows:

	California High Yield	California
Purchases	$183,682,189	$162,392,504
Sales and maturities	14,947,232	78,885,635

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of February 28, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	California High Yield	California
Cost of investments	$314,894,412	$655,627,618
Gross unrealized:
Appreciation	$28,942,526	$59,402,650
Depreciation	(4,200,662)	(735,172)
Net unrealized appreciation (depreciation) of investments	$24,741,864	$58,667,478

68	Nuveen Investments

Permanent differences, primarily due to federal taxes paid, nondeductible reorganization expenses, reorganization adjustments and taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of February 28, 2013, the Funds’ tax year end, as follows:

	California High Yield	California
Capital paid-in	$(1,391)	$636,581
Undistributed (Over-distribution of) net investment income	(6,874)	349,027
Accumulated net realized gain (loss)	8,265	(985,608)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2013, the Funds’ tax year end, were as follows:

	California High Yield	California
Undistributed net tax-exempt income*	$526,246	$3,238,551
Undistributed net ordinary income**	7,756	—
Undistributed net long-term capital gains	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period February 1, 2013, through February 28, 2013, and paid on March 1, 2013.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 28, 2013 and February 29, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	California High Yield	California
Distributions from net tax-exempt income***	$12,013,205	$25,467,572
Distributions from net ordinary income**	76,306	93,336
Distributions from net long-term capital gains	—	—

2012	California High Yield	California
Distributions from net tax-exempt income	$7,880,279	$14,433,657
Distributions from net ordinary income**	—	149,695
Distributions from net long-term capital gains	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate this amount paid during the fiscal year ended February 28, 2013, as Exempt Interest Dividends.

As of February 28, 2013, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	California High Yield	California*
Expiration:
February 29, 2016	$320,899	$—
February 28, 2017	3,792,828	3,555,020
February 28, 2018	2,097,482	4,974,035
Total	$6,211,209	$8,529,055
*	A portion of California’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended February 28, 2013, the Funds utilized capital loss carryforwards as follows:

	California High Yield	California
Utilized capital loss carryforwards	$195,788	$2,051,927

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), capital losses incurred by the Funds after December 31, 2010, will not be subject to expiration.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

California High Yield
Post-enactment losses:
Short-term	$870,317
Long-term	1,762,974

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This

Nuveen Investments	69

Notes to Financial Statements (continued)

pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	California High Yield	California
For the first $125 million	.4000%	.3500%
For the next $125 million	.3875	.3375
For the next $250 million	.3750	.3250
For the next $500 million	.3625	.3125
For the next $1 billion	.3500	.3000
For net assets over $2 billion	.3250	.2750
For net assets over $5 billion	N/A	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 28, 2013, the complex-level fee rate for California High Yield and California was .1668% and .1708%, respectively.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has contractually agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
California High Yield	0.700%	July 31, 2013	1.000%
California	N/A	N/A	0.750

N/A	– Not applicable.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended February 28, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	California High Yield	California
Sales charges collected (Unaudited)	$1,417,347	$735,860
Paid to financial intermediaries (Unaudited)	1,268,117	667,635

70	Nuveen Investments

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	California High Yield	California
Commission advances (Unaudited)	$786,841	$531,674

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2013, the Distributor retained such 12b-1 fees as follows:

	California High Yield	California
12b-1 fees retained (Unaudited)	$154,295	$156,464

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2013, as follows:

	California High Yield	California
CDSC retained (Unaudited)	$21,880	$25,098

8. Fund Reorganizations

During the current fiscal period, the Nuveen California Municipal Bond Fund 2 (“California 2”) and the Nuveen California Tax Free Fund (“California Tax Free”) (collectively, the “Acquired Funds”) were reorganized (the “Reorganizations”) into California (the “Acquiring Fund”).

The Adviser proposed the Reorganizations of the Acquired Funds into the Acquiring Fund, as well as a number of other fund reorganizations between funds with similar investment objectives and policies, as part of an initiative to eliminate certain redundancies among the products it offers and in an effort to achieve certain operating efficiencies. The Acquired Funds’ Board of Directors/Trustees determined that the Reorganizations were in the best interest of the Acquired Funds and that the interests of existing shareholders will not be diluted as a result of the Reorganization. The Board of Directors/Trustees unanimously approved the Reorganizations on November 14, 2011.

A special meeting of the Acquired Fund’s shareholders was held on March 30, 2012, for the purpose of voting on the Reorganizations, at which time, the Reorganizations were approved. The Reorganizations were consummated at the close of business on April 13, 2012.

Upon consummation of the Reorganizations, the Acquired Funds transferred all of their assets and liabilities to the Acquiring Fund in exchange for the Acquiring Fund’s shares of equal value. The Acquiring Fund’s shares were then distributed to the Acquired Funds’ shareholders and the Acquired Funds were terminated. As a result of the Reorganizations, the Acquired Funds’ shareholders became shareholders of the Acquiring Fund and the Acquired Funds’ shareholders received the Acquiring Fund’s shares with a total value equal to the total value of their Acquired Funds’ shares immediately prior to the closing of its Reorganizations.

The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Acquired Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result of the Reorganizations. Prior to the closing of the Reorganizations, the Acquired Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Funds’ shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Funds as of the date of the Reorganizations was as follows:

	California 2	California Tax Free
Cost of investments	$150,198,133	$107,366,610
Fair value of investments	154,411,212	115,950,618
Unrealized appreciation (depreciation) of investments	4,213,079	8,584,008

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Nuveen Investments	71

Notes to Financial Statements (continued)

For accounting and performance reporting purposes, the Acquiring Fund is the survivor. The shares outstanding, net assets and NAV per share immediately before and after the Reorganizations are as follows:

Acquired Funds - Prior to Reorganizations	Shares Outstanding	Net Assets	NAV per Share
California 2
Class A Shares	5,038,266	$53,154,321	$10.55
Class B Shares	49,349	522,187	10.58
Class C Shares	1,234,519	12,960,367	10.50
Class I Shares	8,402,982	88,829,130	10.57
California Tax Free
Class A Shares	2,445,880	$28,244,756	$11.55
Class C1 Shares	492,737	5,695,733	11.56
Class I Shares	7,183,930	82,918,136	11.54

Acquiring Fund - Prior to Reorganizations	Shares Outstanding	Net Assets	NAV per Share
California
Class A Shares	13,592,579	$142,831,503	$10.51
Class B Shares	119,630	1,255,404	10.49
Class C Shares	4,028,327	42,190,767	10.47
Class I Shares	15,032,440	157,762,201	10.49

Acquiring Fund - Post Reorganizations	Shares Outstanding	Net Assets	NAV per Share
California
Class A Shares(1)	21,880,921	$229,926,313	$10.51
Class B Shares	169,391	1,777,591	10.49
Class C Shares	5,265,769	55,151,134	10.47
Class I Shares	31,397,412	329,509,467	10.49

(1)	Shareholders of California Tax Free Class I Shares became shareholders of California Class A Shares as a result of the Reorganizations.

The beginning of the current fiscal period for the Acquired Funds’ was March 1, 2012.

Assuming the Reorganizations had been completed on March 1, 2012, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the fiscal year ended February 28, 2013, are as follows:

California
Net investment income (loss)	$27,001,595
Net realized and unrealized gains (losses)	27,414,211
Change in net assets resulting from operations	54,415,806

Because the combined investment portfolios for the Reorganizations have been managed as a single integrated portfolio since the Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations since the Reorganizations were consummated.

In connection with the Reorganizations, the Acquiring Fund has established a reserve for certain associated costs and expenses. The amount of such reserve is included as a component of “Accrued other expenses” on the Statement of Assets and Liabilities and “Reorganization expense” on the Statement of Operations.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (ASU) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

72	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/4a0 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	206
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	206
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; Member of two Miller Valentine real estate LLC companies; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	206
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206

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Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008

Managing Partner, Promus Capital (since 2008); formerly, Director, Legal & General Investment Management America, Inc. (since 2008-2013); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); Formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				206

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	206
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206

74	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	206
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	206
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	206
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	206
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

Nuveen Investments	75

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	101

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

76	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (formerly known as Nuveen Fund Advisors, Inc.) (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Board visited with the Sub-Advisor’s municipal team in Minneapolis in September 2011, and with the Sub-Advisor’s municipal team in Chicago in November 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Group of the Nuveen California High Yield Municipal Bond Fund (the “California High Yield Fund”) was classified as having significant differences from such Fund based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

78	Nuveen Investments

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen California Municipal Bond Fund (the “California Fund”) had demonstrated generally favorable performance in comparison to its peers, for although such Fund was in the third quartile for the five-year period, such Fund performed in the first quartile in the one- and three-year periods. With respect to the California High Yield Fund which, as noted above, had significant differences from its Performance Peer Group, the Independent Board Members considered the performance of such Fund compared to its benchmark and noted that such Fund outperformed its benchmark in the one- and three-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio. The Independent Board Members noted that the California High Yield Fund had net management fees higher than the peer average but a net expense ratio in line with the peer average, while the California Fund had net management fees in line with and a net expense ratio (including fee waivers and expense reimbursements) below its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good

80	Nuveen Investments

faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper California Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper California Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond High Yield Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. high yield municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Yield Index: Comprises all of the bonds in the S&P Municipal Bond Index that are non-rated or rated BB+ by S&P and/or Ba1 or lower by Moody’s Investor Services, Inc. The index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a Fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a Find’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

82	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	83

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-CA-0213D

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

February 28, 2013

Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen Connecticut Municipal Bond Fund	FCTTX	FCTBX	FCTCX	FCTRX
Nuveen Massachusetts Municipal Bond Fund	NMAAX	NMABX	NMACX	NBMAX
Nuveen New Jersey Municipal Bond Fund	NNJAX	NNJBX	NNJCX	NMNJX
Nuveen New York Municipal Bond Fund	NNYAX	NNYBX	NNYCX	NTNYX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Despite the global economy’s ability to muddle through the many economic headwinds of recent years, investors continue to have good reason to remain cautious. The European Central Bank’s commitment to “do what it takes” to support sovereign debt markets has stabilized the broader euro area financial markets. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are required to meet the EU fiscal targets.

In the U.S., the Fed’s commitment to low interest rates through Quantitative Easing is the subject of increasing debate in its policy making deliberations and many independent economists are expressing concern about the economic distortions resulting from negative real interest rates. There are encouraging signs in Congress that both political parties are working toward compromises on previously irreconcilable social issues. It is too early to tell whether those efforts will produce meaningful results or pave the way for cooperation on the major fiscal issues that potentially loom ahead. Over the longer term, there are some positive trends for the U.S. economy: house prices are clearly recovering, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During the last eighteen months, U.S. investors have benefited from strong returns in the domestic equity markets and steady total returns in many fixed income markets. However, many macroeconomic risks remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, achieving a better balance between fiscal discipline and encouraging economic growth in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East and East Asia. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments in companies that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

April 22, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Portfolio managers Michael Hamilton, Paul Brennan and Scott Romans discuss economic and municipal market conditions at both the national and state levels, key investment strategies and the Funds’ performance during the twelve-month reporting period ended February 28, 2013. Michael manages the Nuveen Connecticut Municipal Bond Fund and the Nuveen Massachusetts Municipal Bond Fund, while Paul manages the Nuveen New Jersey Municipal Bond Fund and Scott manages the Nuveen New York Municipal Bond Fund. They have managed their respective Funds since 2011.

What factors affected the U.S. economy, the national municipal bond market and the state municipal bond markets during the twelve-month reporting period ended February 28, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its March 2013 meeting (following the end of this reporting period), the central bank stated it expected that its “highly accommodative stance of monetary policy” would keep the fed funds rate in “this exceptionally low range” as long as the unemployment rate remained above 6.5% and the outlook for inflation was no higher than 2.5%. The Fed also decided to continue purchasing $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities each month in an open-ended effort to bolster growth. Taken together, the goals of these actions are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability.

In the fourth quarter of 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 0.4%, bringing GDP growth for the calendar year 2012 to 2.2%, compared with 1.8% in 2011. The Consumer Price Index (CPI) rose 2.0% year-over-year as of February 2013, while the core CPI (which excludes food and energy) increased 2.0% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to show signs of improvement. As of February 2013, the national unemployment rate was 7.7%, the lowest level since December 2008, down from 8.3% in February 2012. The housing market, long a major weak spot in the economic recovery, also delivered some good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 8.1% for the twelve months ended January 2013 (most recent data available at

Nuveen Investments	5

the time this report was prepared). This marked the largest twelve-month percentage gain for the index since the pre-recession summer of 2006, although housing prices continued to be off approximately 30% from their mid-2006 peak.

During this period, the outlook for the U.S. economy continued to be clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation which were scheduled to become effective in January 2013 were averted through a last-minute deal that raised payroll taxes but left in place a number of tax breaks, including the tax exemption on municipal bond interest. However, lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts, the “sequestration”, intended to address the federal budget deficit. As a result, automatic spending cuts affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for economic growth over the next decade.

Municipal bond prices generally rallied during this period, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. Although the total volume of tax-exempt supply improved over the same period a year earlier, the issuance pattern remained light compared with long-term historical trends and new money issuance was relatively flat. This supply/demand dynamic served as a key driver of performance. Concurrent with rising prices, yields continued to decline across most maturities, especially at the longer end of the municipal yield curve and the long end of the curve continued to flatten. In addition to the lingering effects of the Build America Bonds (BAB) program, which expired at the end of 2010 but impacted issuance well into 2012, the low level of municipal issuance reflected the current political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. During this reporting period, we continued to see borrowers come to market seeking to take advantage of the low rate environment through refunding activity, with approximately two-thirds of municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

Over the twelve months ended February 28, 2013, municipal bond issuance nationwide totaled $379.6 billion, an increase of 16% over the issuance for the twelve-month period ended February 29, 2012. As previously discussed, the majority of this supply was attributable to refunding issues, rather than new money issuance. During this period, demand for municipal bonds remained consistently strong, especially from individual investors, but also from mutual funds, banks and crossover buyers such as hedge funds.

The Connecticut economy stalled in 2012, and, as of period end, has continued to lag the national recovery. Weak export growth to Europe and cutbacks in the financial sector are cited as reasons for the weakness. As of February 2013, Connecticut’s unemployment rate was 8.0%. It is now slightly above the national rate of 7.9%. Connecticut has a high number of defense-related industries that could be vulnerable to cuts in federal defense spending. In May 2011, Connecticut enacted its current biennial budget for the 2012 and 2013 fiscal years. This budget raised the state’s top income-tax rate from 6.5% to 6.7%, increased the state sales tax from 6% to 6.35% and raised a host of other taxes as well. The new budget also relied on expenditure reductions, which included concessions from the state’s public service unions. According to Moody’s Investors Service, Inc. (Moody’s),

6	Nuveen Investments

Connecticut’s per-capita debt burden was the highest in the nation at $5,096 in 2011, in contrast to the national median of $1,117. Connecticut enjoyed the highest per-capita income of the 50 states, at 139% of the national average in 2011. Approximately $5.4 billion in Connecticut municipal bonds were issued during the twelve months ending February 28, 2013, a 2% year-over-year decrease. At period end, the state held credit ratings of Aa3 and AA from Moody’s and S&P, respectively. Moody’s downgraded the state’s rating from Aa2 to Aa3 on January 20, 2012, citing its depleted reserves and high debt burden.

Massachusetts enjoys a highly diverse economy. Bolstered by significant levels of employment in the relatively stable education and health care industries, the state’s economic downturn was milder than that of the nation as a whole. According to Moody’s Analytics, Massachusetts continues to experience a stronger than average economic recovery, with biotechnology, pharmaceuticals and software development being particular bright spots. Payrolls in the state have been expanding since January 2010, and Massachusetts’ February 2013 unemployment rate of 6.5% was well below the national average of 7.9%. Massachusetts is a wealthy state with per-capita income at 129% of the U.S. average, ranking second highest among the 50 states. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Boston rose 4.0% over the twelve months ended January 2013 (most recent data available at the time this report was prepared). On January 23, 2013, the governor presented his proposed $34.8 billion fiscal 2014 budget. It is 7.1% larger than the adopted fiscal 2013 budget and calls for a restructuring of taxes in Massachusetts. The new budget proposes a hike in the state income tax from 5.25% to 6.25%, a reduction in the state sales tax from 6.25% to 4.5%, and a $1-per-pack increase in the state’s cigarette tax. For the twelve months ending February 28, 2013, Massachusetts’ tax-exempt bond supply totaled $8.8 billion, about the same as 2012. At period end, Massachusetts maintained credit ratings of Aa1 and AA+ from Moody’s and S&P, respectively.

Although New Jersey’s recession was milder than the nation’s, its subsequent economic recovery has been slow. Cutbacks in public sector employment and financial services have weighed on the state. In February 2013, New Jersey’s unemployment rate fell to 9.3%, well above the national rate of 7.9%. On October 29, 2012, Hurricane Sandy hit New Jersey, causing extensive damage, particularly on the Jersey Shore, with Ocean and Monmouth Counties especially hard hit. Damage in New Jersey has been estimated at $29 billion. Private insurers are expected to cover about half of the damages, with the other half being covered by federal aid. The federal government has approved a total of $60.2 billion of Sandy relief, of which New Jersey is expected to see its share. New Jersey’s economy should see a lift as the rebuilding efforts from Hurricane Sandy get underway. In February 2013, the governor proposed a fiscal 2014 budget of $32.9 billion. The fiscal 2014 budget contains no new taxes and abandons the governor’s hoped-for income tax reduction. For the twelve months ending February 28, 2013, the state issued $12.8 billion in tax-exempt debt, a 44% year-over-year increase.

New York’s $1 trillion economy represents 7.9% of U.S. gross domestic product and, according to the International Monetary Fund, would be the 14th largest economy in the world on a stand-alone basis. As of February 2013, the state’s unemployment rate

Nuveen Investments	7

registered 8.4%, slightly above the national rate of 7.9%. When Hurricane Sandy hit New York in October 2012, it caused major flooding in New York City and Long Island. Moody’s Analytics estimates that between $20 and $30 billion in damages were sustained statewide, and that $13 billion in output was lost during the fourth quarter of 2012 in the NYC metro area. Private insurers are expected to cover about half of the damages, with the other half being covered by federal aid, a portion of which is expected to go to New York. The state’s housing market continues to be weak, according to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in New York rose 0.6% over the twelve months ended January 2013 (most recent data available at the time this report was prepared) compared with an average increase of 8.1% nationally. The state’s budget picture has improved considerably over the past few years. Revenues have been increased through tax hikes, and expenditures have been more tightly controlled. The governor’s proposed $142.6 billion budget for fiscal 2014 is 7.5% higher than the adopted fiscal 2013 budget, partly due to Sandy recovery expenditures that the state expects to be reimbursed for by the federal government. Absent the Sandy expenditures, the proposed budget is $136.5 billion, up 2.9% from the adopted fiscal 2013 budget. The fiscal 2014 budget contains no new taxes, and continues the state’s recent movement toward structural budget balance. New York is a high-income state, with per-capita income at 123% of the U.S. average, fourth-highest among the 50 states. The state’s pensions have traditionally been well funded, though they did decline with the stock market financial crisis. New York tax-exempt bond supply totaled $48.8 billion for the twelve-month period ending February 28, 2013, a 24% increase from 2012. At period end, New York’s credit ratings were Aa2 and AA from Moody’s and S&P, respectively.

How did the Funds perform during the twelve-month reporting period ended February 28, 2013?

The tables in the Fund Performance, Expense and Effective Leverage Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year and ten-year periods ending February 28, 2013. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the S&P Municipal Bond Index and a corresponding Lipper classification average.

During the period, the Connecticut and New York Funds underperformed the S&P Index, while the Massachusetts and New Jersey Funds outperformed the S&P Index. The Connecticut, Massachusetts and New Jersey Funds all outperformed their corresponding Lipper classification average, while the New York Fund trailed its Lipper classification average.

Nuveen Connecticut Municipal Bond Fund

The Connecticut Fund lagged the S&P Index during the period, largely because of the portfolio’s sector allocation and despite positive performance contributions from its duration and credit quality positioning.

From the standpoint of duration, meaning the Fund’s sensitivity to changes in interest rates, our increased exposure to long dated bonds and, especially, a more limited weighting in very short dated bonds proved helpful. In an environment of continued low

8	Nuveen Investments

interest rates, investors were increasingly willing to own longer dated bonds in pursuit of higher income. This situation proved beneficial for the Fund. The story was similar for the portfolio’s credit rating allocation. By remaining overweight in lower rated bonds and underweighted in high quality issues, we were well positioned to benefit from market conditions that favored lower rated, higher yielding securities over their higher rated, lower yielding counterparts.

Despite these positive influences, inopportune sector positioning hampered the Fund’s results on a relative basis. For example, among water/sewer, utility and transportation bonds, three favorably performing categories, we had only modest exposure to long duration credits, reflecting the pattern of bond issuance within the Connecticut marketplace during the period. Also, we had a limited allocation to long dated state general obligation (GO) debt. This was because we were wary of investing in GO bonds with longer maturities and did not want to lock in the securities’ low absolute yields for an extended period. During the twelve month reporting period, however, this proved unhelpful, since short dated GO debt lagged the market.

Nuveen Massachusetts Municipal Bond Fund

Similar to the Connecticut Fund, the Massachusetts Fund benefited from favorable duration positioning. Specifically, our more limited allocation to bonds on the short end of the yield curve, which were less sensitive to the beneficial effects of generally falling interest rates, while maintaining an overweighting in longer dated issues were important factors behind the Fund’s outperformance relative to the S&P Index.

Another notable positive was our credit quality allocation. Specifically, the Fund’s underweighting in bonds rated AAA and AA, the two highest credit quality categories, along with overweightings in BBB-rated and, especially, non-rated issues, proved helpful for relative performance. Another modest performance enhancement was our allocation to inverse floating rate securities, which performed as expected by providing the Fund with increased income in a declining rate environment.

In contrast, the composition of the Fund’s sector allocation was detrimental. In particular, our positioning among multi-family housing bonds was negative, in light of our relatively large allocation to shorter-duration credits. This position reflected the poor value we saw among longer dated issues in the group, whose yields were quite low in absolute terms. However, short dated bonds lagged comparable longer paper, which weighed on our performance. It was a similar situation with GO debt. As with the Connecticut portfolio, we believed that emphasizing shorter dated GO bonds was a prudent long-term strategy, even as this approach limited the Fund’s results in the near term.

Nuveen New Jersey Municipal Bond Fund

Favorable duration positioning was a significant factor behind the New Jersey Fund’s outperformance of the S&P Index. In a strong investment environment for tax-exempt securities, interest rates on municipal bonds continued to drift downward, while their prices increased accordingly (bond prices and yields move in opposite directions). This was particularly true for longer dated bonds, whose prices rose to a greater extent than did those of shorter term issues. The Fund’s increased exposure to longer maturity investments added to relative performance.

Nuveen Investments	9

Credit quality allocation was another source of relative outperformance. Given the Fund’s overweighting in bonds with credit ratings of A as well as BBB and below, we were well positioned to benefit from market trends favoring lower rated bonds over higher grade credits. Despite this helpful stance, the Fund still maintained a healthy allocation to bonds rated AAA and AA, which limited our outperformance. Also, our investments in bonds with very short maturities underperformed. In many cases, we bought these issues as “placeholders” as we awaited attractive longer term opportunities; unfortunately, they did not gain as much ground as comparable longer debt.

Nuveen New York Municipal Bond Fund

The Fund’s overall underperformance relative to the S&P Index came despite the effects of beneficial credit quality positioning. During the year, credit spreads continued to narrow, meaning that yields on lower rated bonds fell to a greater extent than on their higher quality counterparts, as investors increasingly were willing to accept a lower premium in exchange for taking on more credit risk. Relative to the Index, the Fund was overweighted in bonds with credit ratings of BBB and lower as well as non-rated issues, all of which outperformed the market. To a lesser extent, the Fund was helped by being underweighted in high quality debt, bonds rated AAA and AA, whose performance, while still positive, lagged overall.

The portfolio’s interest rate positioning also contributed. Generally, the longer a bond’s maturity, the better it performed during the period, given that investors favored bonds providing more income in a low interest rate environment. In particular, the Fund had relatively limited allocation to the very shortest bonds on the yield curve, whose gains were modest. In addition, we were overweight in long intermediate bonds, and this positioning proved helpful in light of those issues’ strong results.

In contrast, we were slightly underweight in the market’s very longest dated issues. Given that these bonds were, as a whole, the best performers on the yield curve, our more limited allocation tempered the Fund’s duration related performance. Our sector positioning also hampered results, especially an underweighting in corporate-backed industrial development revenue bonds, many of which tended to benefit from their lower degree of credit quality. The Fund was also hampered by its underweighting in the “other revenue” category, which consists largely of tax-appropriation and sales-tax bonds.

What strategies were used to manage the Funds during the reporting period?

All these Funds invest primarily in investment-grade municipal bonds and are designed to provide as high a level of current income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

Nuveen Connecticut Municipal Bond Fund

New purchases for the portfolio were opportunistic in nature, we invested in bonds we found attractive as they periodically came available during the period. When it was possible to do so, we purchased suitable longer dated bonds, emphasizing those with maturities of 15 years and longer, as well as those with lower investment-grade credit

10	Nuveen Investments

ratings, across a variety of sectors. Even as lower rated bonds continued to perform well during the year, we still found value in this part of the market, especially in relation to higher quality debt, whose yields remained low in absolute terms.

Our new purchases included charter-school, electric-transmission, regional water authority, hospital and higher education bonds. Many of these were longer dated issues, but some consisted of bonds with eight- to twelve-year maturities, a portion of the yield curve that we believed provided a particularly good risk/reward tradeoff. Also, by focusing on this maturity range, we were able to add diversification to the Fund’s structure and allow for increased portfolio flexibility in the future. As these bonds near their maturity dates, we believe they may become better sales candidates than attractively valued longer dated positions.

Given Connecticut’s smaller size and relatively high demand for tax-exempt securities, it can be challenging to find bonds meeting our portfolio management objectives when we have capital available for investment. In such situations, we may look to debt issued by U.S. territories, which are generally fully income tax-exempt for residents of all 50 states. During the period, we bought some Puerto Rico bonds backed by a dedicated stream of sales-tax payments. However, we did not add to our exposure to GO bonds of Puerto Rico, whose credit rating was downgraded by Moody’s during the reporting period and whose risks we believed did not justify an investment at current prices.

To finance new purchases, we primarily used the proceeds of new investment inflows, of which there was a healthy amount during the period. We also used the proceeds of bond calls. Meanwhile, selling activity was limited to some very short dated bonds with limited performance prospects relative to other available opportunities.

Nuveen Massachusetts Municipal Bond Fund

At various times during the reporting period, we had good access to the types of investment opportunities we were favoring, finding bonds with longer durations and lower credit ratings, issued by creditworthy entities, and providing investors with attractive values. In fact, we were fairly active in buying new debt for the portfolio, as we put funds to work coming from substantial new investment inflows and bond calls.

New purchases included health care bonds with maturities in our desired yield curve range of 15 of 20 years, while we also added some longer dated higher education issues. To add structural diversification to the portfolio, we purchased various bonds with short and intermediate maturities. These bonds provided both current value as well as future flexibility, as they near their maturity dates, we anticipate that they may be better sale candidates than many longer dated holdings that we may wish to maintain in the portfolio.

Additionally, we purchased the same Puerto Rico sales-tax revenue bonds as mentioned for the Connecticut portfolio. After conducting thorough due diligence, we were comfortable with the security of the bonds’ income stream, which we saw as independent of the factors that caused Moody’s to downgrade the U.S. territory’s sovereign credit rating during the period.

Nuveen Investments	11

Nuveen New Jersey Municipal Bond Fund

Against a backdrop of slow but continued U.S. economic growth and ongoing policies by the Fed to hold down short term interest rates, we continued to focus investment activity on longer dated municipal bonds with lower credit ratings, even as the market’s rise left us increasingly selective with respect to new bond acquisitions. While we were fairly active in making new purchases, mostly due to substantial new investment inflows and bond calls during the reporting period, we were also steadily seeing fewer securities offering outstanding value.

Our investment activity concentrated on tax-supported and other “essential service” bonds, securities that help fund projects that are deemed highly essential to the communities they serve. In our view, bonds that back vital projects are more likely to hold up in the face of unforeseen market challenges. Bonds for toll roads and bridge projects represented one such area of emphasis in the portfolio during the period that we saw as both essential to their local areas and attractively priced.

To finance new acquisitions, we relied upon the proceeds of new investment inflows and bond calls. We also periodically sold some of the portfolio’s shorter dated holdings, whose performance prospects we believed were limited in light of our expectation for further declines in long-term interest rates. Other sales included a handful of bond swaps, in which we traded portfolio holdings for similar securities offering what we believed were more desirable performance or structural characteristics, and two out-of-state bond issues that lacked a state-tax exemption for New Jersey residents. Given the increased supply of debt during the period, we saw opportunities to replace these holdings with suitable state tax-exempt New Jersey debt. The Fund continued to hold a relatively small allocation to the debt of territorial bond issuers, which are generally fully tax exempt for residents of all 50 states.

Nuveen New York Municipal Bond Fund

In the New York Fund, we were the most active in buying higher quality bonds with relatively short call dates priced at a premium. Most of these issues had attractive structural features that made them worthwhile portfolio additions. We also believed these securities had a greater likelihood of one day becoming advance refunded.

Diverging from many other states, New York did not provide an abundance of attractively valued lower quality issuance, and we believed that those lower rated bonds that did come to market tended to be less attractively priced. While we did occasionally take advantage of individual lower rated bonds, in general we saw limited value from this segment of the market and therefore tended to look elsewhere in the market. A large amount of our purchase activity involved bond buying during stretches of relative market weakness. Because we thought these periods would be short lived and anticipated that the interest rate backdrop would remain favorable, we saw these acquisitions as ways to take advantage of market conditions we expected to be temporary. The Fund received a healthy level of new inflows during the period. These inflows, along with the proceeds of bond calls, funded the vast majority of our new purchases. Selling activity was minimal and was focused on very short dated bonds with limited performance potential. It is worth noting the number of bond calls in the New York municipal bond market during the

12	Nuveen Investments

period, as issuers looked to refinance debt at more attractive current rates. The impact of this situation on the Fund is that various portfolio holdings have required replacement with more recently issued securities paying lower interest rates. In this environment, it can be challenging to find securities that generate sufficient income to maintain the Fund’s income stream, and in fact, the Fund’s monthly dividend was reduced during the period.

While the Fund had no derivatives employed for hedging purposes, the Fund was supported by a modest degree of leverage in a small tender option bond trust position, which remained in the portfolio to provide additional income. In addition, the Fund had a small amount of exposure to bonds of U.S. territories, including zero-coupon Puerto Rico sales-tax bonds that we purchased at various times during the reporting period. These interest rate sensitive bonds, which had credit ratings ranging from A to AA, were attractively valued and also enabled us to accomplish our duration management objectives.

In light of recent events in the municipal marketplace, shareholders should be aware that in December 2012, Moody’s downgraded Puerto Rico GO bonds to Baa3 from Baa1. Earlier in the year (July 2012), bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA) also were downgraded by Moody’s to Aa3 from Aa2. The downgrade of the Puerto Rico GOs was based on Puerto Rico’s ongoing economic problems, unfunded pension liabilities, elevated debt levels, and structural budget gaps. The downgrade of the COFINA bonds was due mainly to the performance of Puerto Rico’s economy and its impact on the projected growth of sales tax revenues, and not to any sector or structural issues. In addition, the COFINA bonds were able to maintain a higher rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support the commonwealth’s GO bonds. As we continue to emphasize Puerto Rico’s stronger credits, we view these as long-term holdings and note that, in the case of the COFINA bonds, the commonwealth’s recent enforcement of sales tax collections has improved significantly.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Each Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that a Fund could lose more than its original investment and also increases a Fund’s exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve

Nuveen Investments	13

as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 28, 2013, the Funds had positive UNII balances for tax and financial reporting purposes.

14	Nuveen Investments

Fund Performance, Expense and Effective Leverage Ratios

The Fund Performance, Expense and Effective Leverage for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	15

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Connecticut Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of February 28, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	4.56%	6.32%	4.62%
Class A Shares at maximum Offering Price	0.18%	5.41%	4.17%
S&P Municipal Bond Index*	5.69%	6.81%	5.19%
Lipper Connecticut Municipal Debt Funds Classification Average*	4.07%	5.95%	4.12%

Class B Shares w/o CDSC	3.74%	5.53%	4.00%
Class B Shares w/CDSC	-0.26%	5.37%	4.00%
Class C Shares	3.90%	5.74%	4.04%
Class I Shares	4.77%	6.54%	4.83%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	4.44%	5.53%	4.55%
Class A Shares at maximum Offering Price	0.03%	4.63%	4.10%
Class B Shares w/o CDSC	3.71%	4.77%	3.93%
Class B Shares w/CDSC	-0.29%	4.60%	3.93%
Class C Shares	3.88%	4.98%	3.99%
Class I Shares	4.65%	5.75%	4.76%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.81%
Class B Shares	1.56%
Class C Shares	1.36%
Class I Shares	0.61%

Effective Leverage Ratio as of February 28, 2013

Effective Leverage Ratio	2.55%

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of February 28, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Massachusetts Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of February 28, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	6.01%	6.87%	4.82%
Class A Shares at maximum Offering Price	1.53%	5.96%	4.37%
S&P Municipal Bond Index*	5.69%	6.81%	5.19%
Lipper Massachusetts Municipal Debt Funds Classification Average*	4.84%	6.09%	4.39%

Class B Shares w/o CDSC	5.13%	6.08%	4.19%
Class B Shares w/CDSC	1.13%	5.92%	4.19%
Class C Shares	5.34%	6.30%	4.24%
Class I Shares	6.20%	7.09%	5.03%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	5.90%	6.09%	4.78%
Class A Shares at maximum Offering Price	1.49%	5.19%	4.34%
Class B Shares w/o CDSC	5.13%	5.31%	4.15%
Class B Shares w/CDSC	1.13%	5.15%	4.15%
Class C Shares	5.34%	5.52%	4.21%
Class I Shares	6.10%	6.31%	4.99%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.94%	0.92%
Class B Shares	1.66%	1.66%
Class C Shares	1.48%	1.47%
Class I Shares	0.73%	0.72%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.

Effective Leverage Ratio as of February 28, 2013

Effective Leverage Ratio	1.44%

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of February 28, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen New Jersey Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of February 28, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	6.93%	7.23%	5.05%
Class A Shares at maximum Offering Price	2.49%	6.32%	4.60%
S&P Municipal Bond Index*	5.69%	6.81%	5.19%
Lipper New Jersey Municipal Debt Funds Classification Average*	5.52%	6.26%	4.53%

Class B Shares w/o CDSC	6.06%	6.42%	4.43%
Class B Shares w/CDSC	2.06%	6.27%	4.43%
Class C Shares	6.30%	6.67%	4.47%
Class I Shares	7.13%	7.47%	5.26%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	6.74%	6.52%	5.00%
Class A Shares at maximum Offering Price	2.27%	5.61%	4.55%
Class B Shares w/o CDSC	5.96%	5.73%	4.38%
Class B Shares w/CDSC	1.96%	5.57%	4.38%
Class C Shares	6.10%	5.94%	4.43%
Class I Shares	6.93%	6.73%	5.21%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.82%
Class B Shares	1.57%
Class C Shares	1.37%
Class I Shares	0.62%

Effective Leverage Ratio as of February 28, 2013

Effective Leverage Ratio	0.94%

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of February 28, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen New York Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense and Effective Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of February 28, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	4.89%	6.66%	4.88%
Class A Shares at maximum Offering Price	0.48%	5.76%	4.42%
S&P Municipal Bond Index*	5.69%	6.81%	5.19%
S&P Municipal Bond New York Index*	5.22%	6.59%	5.11%
Lipper New York Municipal Debt Funds Classification Average*	5.59%	6.18%	4.39%

Class B Shares w/o CDSC	4.14%	5.90%	4.24%
Class B Shares w/CDSC	0.14%	5.74%	4.24%
Class C Shares	4.34%	6.09%	4.30%
Class I Shares	5.10%	6.88%	5.08%

Average Annual Total Returns as of March 31, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	4.76%	5.94%	4.82%
Class A Shares at maximum Offering Price	0.32%	5.03%	4.38%
Class B Shares w/o CDSC	4.10%	5.16%	4.20%
Class B Shares w/CDSC	0.10%	4.99%	4.20%
Class C Shares	4.30%	5.38%	4.26%
Class I Shares	5.07%	6.16%	5.04%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.84%
Class B Shares	1.59%
Class C Shares	1.39%
Class I Shares	0.64%

Effective Leverage Ratio as of February 28, 2013

Effective Leverage Ratio	2.45%

*	Refer to the Glossary of Terms Used in the Report for definitions. Indexes and Lipper averages are not available for direct investment.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of February 28, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Yields as of February 28, 2013

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Connecticut Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[5]	3.32%	1.94%	2.87%
Class B Shares	2.77%	1.28%	1.89%
Class C Shares	2.93%	1.48%	2.19%
Class I Shares	3.67%	2.23%	3.29%

Nuveen Massachusetts Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[5]	3.41%	2.01%	2.95%
Class B Shares	2.81%	1.35%	1.98%
Class C Shares	3.01%	1.55%	2.27%
Class I Shares	3.74%	2.29%	3.36%

Nuveen New Jersey Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[3]
Class A Shares[5]	3.41%	2.11%	3.13%
Class B Shares	2.84%	1.46%	2.17%
Class C Shares	3.00%	1.65%	2.45%
Class I Shares	3.75%	2.40%	3.56%

Nuveen New York Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[4]
Class A Shares[5]	3.20%	1.75%	2.60%
Class B Shares	2.60%	1.07%	1.59%
Class C Shares	2.81%	1.28%	1.90%
Class I Shares	3.55%	2.02%	3.01%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.8%.

3	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.6%

4	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.8%

5	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

24	Nuveen Investments

Holding Summaries as of February 28, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Connecticut Municipal Bond Fund

Bond Credit Quality1,2,3,4

Nuveen Massachusetts Municipal Bond Fund

Bond Credit Quality1,2,3,4

Nuveen New Jersey Municipal Bond Fund

Bond Credit Quality1,2,3,4

Nuveen New York Municipal Bond Fund

Bond Credit Quality1,2,3,4

Portfolio Composition[1,5]
Education and Civic Organizations	20.3%
Tax Obligation/General	18.8%
Health Care	16.7%
Tax Obligation/Limited	15.5%
Water and Sewer	8.8%
Utilities	8.0%
Other	11.9%

Portfolio Composition[1,5]
Education and Civic Organizations	26.5%
Health Care	16.0%
Tax Obligation/Limited	14.6%
Water and Sewer	8.5%
U.S. Guaranteed	8.1%
Transportation	7.5%
Tax Obligation/General	7.3%
Other	11.5%

Portfolio Composition[1,5]
Tax Obligation/Limited	26.2%
Health Care	16.1%
Transportation	13.6%
Education and Civic Organizations	9.8%
U.S. Guaranteed	9.7%
Tax Obligation/General	8.8%
Consumer Staples	3.8%
Other	12.0%

Portfolio Composition[1,5]
Tax Obligation/Limited	32.4%
Transportation	12.7%
Education and Civic Organizations	11.6%
Utilities	9.2%
Health Care	8.6%
Tax Obligation/General	7.3%
Water and Sewer	6.7%
Other	11.5%

1	Holdings are subject to change.

2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

4	As a percentage of total investment exposure.

5	As a percentage of total investments.

Nuveen Investments	25

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Connecticut Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/13)	$1,015.50	$1,011.10	$1,011.90	$1,016.50	$1,020.93	$1,017.16	$1,018.20	$1,021.92
Expenses Incurred During Period	$3.90	$7.68	$6.63	$2.90	$3.91	$7.70	$6.66	$2.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .78%, 1.54%, 1.33% and .58% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Massachusetts Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/13)	$1,019.90	$1,016.10	$1,017.10	$1,020.80	$1,020.83	$1,017.11	$1,018.10	$1,021.82
Expense Incurred During Period	$4.01	$7.75	$6.75	$3.01	$4.01	$7.75	$6.76	$3.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.55%, 1.35% and .60% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26	Nuveen Investments

Nuveen New Jersey Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/13)	$1,025.20	$1,020.70	$1,022.60	$1,026.20	$1,020.88	$1,017.16	$1,018.25	$1,021.87
Expenses Incurred During Period	$3.97	$7.72	$6.72	$2.96	$3.96	$7.70	$6.71	$2.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .79%, 1.54%, 1.34% and .59% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen New York Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (9/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/13)	$1,019.00	$1,015.20	$1,016.30	$1,020.00	$1,020.93	$1,017.21	$1,018.20	$1,021.92
Expenses Incurred During Period	$3.93	$7.64	$6.65	$2.90	$3.91	$7.65	$6.66	$2.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .78%, 1.53%, 1.33% and .58% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Connecticut Municipal Bond Fund, Nuveen Massachusetts Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, and Nuveen New York Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereinafter referred to as the “Funds”) at February 28, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

April 25, 2013

28	Nuveen Investments

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.9%

$3,740	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/13 at 100.00	BBB+	$3,777,325

3,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB	3,516,660
6,740	Total Consumer Staples			7,293,985
	Education and Civic Organizations – 20.4%

210	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/20	4/17 at 100.00	BBB–	218,812

1,185	Connecticut Health and Education Facilities Authority, Revenue Bonds, Connecticut College, Series 2011H, 5.000%, 7/01/41	7/21 at 100.00	A2	1,336,787

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School, Series 2012C:
1,000	5.000%, 7/01/31	7/22 at 100.00	A+	1,169,400
500	5.000%, 7/01/32	7/22 at 100.00	A+	581,145

1,435	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 – RAAI Insured	7/16 at 100.00	N/R	1,472,611

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Chase Collegiate School, Series 2007A:
960	5.000%, 7/01/27 – RAAI Insured	7/17 at 100.00	N/R	1,010,371
400	5.000%, 7/01/32 – RAAI Insured	7/17 at 100.00	N/R	415,940

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College, Series 2007G, 4.500%, 7/01/37 – NPFG Insured	7/17 at 100.00	A2	2,095,020

3,205	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2010-O, 5.000%, 7/01/35	7/20 at 100.00	A–	3,554,217

650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Kent School, Series 2004D, 5.000%, 7/01/16 – NPFG Insured	1/15 at 100.00	Baa2	690,489

1,125	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Norwich Free Academy, Series 2013B, 4.000%, 7/01/34 (WI/DD, Settling 3/01/13)	7/23 at 100.00	A1	1,196,021

4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2006H, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	A–	4,332,720

4,450	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	A–	5,089,287

4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2007-K2, 5.000%, 7/01/31 – NPFG Insured	7/18 at 100.00	A–	4,460,560

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G:
1,000	5.125%, 7/01/26	7/21 at 100.00	BBB	1,108,620
2,500	5.625%, 7/01/41	7/21 at 100.00	BBB	2,809,150

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H:
1,255	5.000%, 7/01/26 – AGM Insured	7/22 at 100.00	AA–	1,438,845
1,750	5.000%, 7/01/27 – AGM Insured	7/22 at 100.00	AA–	1,991,185

650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2004H, 5.000%, 7/01/17 – NPFG Insured	7/14 at 100.00	A+	690,008

2,010	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2007J, 4.500%, 7/01/37 – NPFG Insured	7/17 at 100.00	A+	2,081,456

1,400	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2010M, 4.250%, 7/01/28	7/20 at 100.00	A+	1,536,262

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2006G:
4,995	5.250%, 7/01/26 – RAAI Insured	7/16 at 100.00	BBB–	5,264,930
2,250	5.250%, 7/01/36 – RAAI Insured	7/16 at 100.00	BBB–	2,318,558

Nuveen Investments	29

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$685	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42	7/13 at 100.00	AAA	$695,939

10,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	11,179,921

3,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42	7/17 at 100.00	AAA	3,451,560

1,905	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan Program, Series 2010A, 4.000%, 11/15/30	11/20 at 100.00	Aa3	2,026,730

2,670	University of Connecticut, General Obligation Bonds, Series 2005A, 5.000%, 2/15/17 – AGM Insured	2/15 at 100.00	AA	2,915,320

	University of Connecticut, General Obligation Bonds, Series 2009A:
1,000	5.000%, 2/15/27	2/19 at 100.00	AA	1,185,470
1,000	5.000%, 2/15/28	2/19 at 100.00	AA	1,185,470

630	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/27	11/19 at 100.00	Aa2	739,305

	University of Connecticut, Student Fee Revenue Bonds, Refunding Series 2012A:
2,000	5.000%, 11/15/27	No Opt. Call	Aa2	2,451,220
4,605	5.000%, 11/15/28	No Opt. Call	Aa2	5,621,139
70,475	Total Education and Civic Organizations			78,314,468
	Health Care – 16.8%

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B:
920	5.500%, 7/01/21 – RAAI Insured	7/13 at 100.50	N/R	930,230
4,025	5.500%, 7/01/32 – RAAI Insured	7/14 at 100.00	N/R	4,068,148

640	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2000A, 6.000%, 7/01/25 – RAAI Insured	7/13 at 100.00	N/R	641,056

2,240	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2005, 5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	2,279,446

9,075	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	9,856,992

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital For Special Care, Series 2007C:
500	5.250%, 7/01/22 – RAAI Insured	7/17 at 100.00	BBB–	532,860
1,055	5.250%, 7/01/32 – RAAI Insured	7/17 at 100.00	BBB–	1,092,769

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence and Memorial Hospitals, Series 2011F, 5.000%, 7/01/36	7/21 at 100.00	A+	1,105,750

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2011N:
495	5.000%, 7/01/25	7/21 at 100.00	A2	563,058
500	5.000%, 7/01/27	7/21 at 100.00	A2	563,270

90	Connecticut Health and Educational Facilities Authority, Revenue Bonds, St. Francis Hospital and Medical Center, Series 2002D, 5.000%, 7/01/22 – RAAI Insured	7/13 at 100.00	N/R	90,241

4,020	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2010-I, 5.000%, 7/01/30	7/20 at 100.00	A	4,455,286

5,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2012J, 5.000%, 7/01/42	7/22 at 100.00	A	5,482,300

3,840	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011M, 5.375%, 7/01/41	7/21 at 100.00	A	4,382,131

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Western Connecticut Health, Series 2011N, 5.000%, 7/01/29	7/21 at 100.00	A	2,226,800

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, William W. Backus Hospital, Series 2005F:
$2,000	5.000%, 7/01/28 – AGM Insured	7/18 at 100.00	AA–	$2,188,240
20	5.125%, 7/01/35 – AGM Insured	7/18 at 100.00	AA–	21,819

11,460	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	Aa3	12,510,078

1,305	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2010M, 5.500%, 7/01/40	7/20 at 100.00	Aa3	1,505,017

2,640	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Series 2010A, 5.000%, 11/15/40	11/19 at 100.00	AA+	2,950,807

590	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	644,298

3,900	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	4,503,915

1,670	Orange County Health Facilities Authority, Florida, Orlando Regional Healthcare System Revenue Bonds, Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,918,112
58,985	Total Health Care			64,512,623
	Housing/Multifamily – 0.3%

1,295	Connecticut Housing Finance Authority, Multifamily Housing Mortgage Finance Program Bonds, Series 2006G-2, 4.800%, 11/15/27 (Alternative Minimum Tax)	11/15 at 100.00	AAA	1,340,234
	Housing/Single Family – 3.0%

5,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2004A-5, 5.050%, 11/15/34	5/13 at 100.00	AAA	5,020,600

	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006-A1:
900	4.700%, 11/15/26 (Alternative Minimum Tax)	11/15 at 100.00	AAA	930,069
1,735	4.800%, 11/15/31 (Alternative Minimum Tax)	11/15 at 100.00	AAA	1,782,487

3,410	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D, 4.650%, 11/15/27	5/16 at 100.00	AAA	3,585,308
11,045	Total Housing/Single Family			11,318,464
	Long-Term Care – 1.6%

	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Connecticut Baptist Homes Inc., Series 1999:
560	5.500%, 9/01/15 – RAAI Insured	9/13 at 100.00	BBB–	561,590
500	5.625%, 9/01/22 – RAAI Insured	9/13 at 100.00	BBB–	500,885

3,200	Connecticut Housing Finance Authority, State Supported Special Obligation Bonds, Refunding Series 2010-16, 5.000%, 6/15/30	6/20 at 100.00	AA	3,625,472

	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009B:
70	6.125%, 1/01/14	5/13 at 100.00	N/R	70,107
830	7.625%, 1/01/30	1/20 at 100.00	N/R	915,681
350	7.750%, 1/01/43	1/20 at 100.00	N/R	381,052
5,510	Total Long-Term Care			6,054,787
	Tax Obligation/General – 19.0%

5,000	Connecticut State, General Obligation Bonds, Refunding Series 2012C, 5.000%, 6/01/22	No Opt. Call	AA	6,302,349

	Connecticut State, General Obligation Bonds, Refunding Series 2012E:
1,000	5.000%, 9/15/30	9/22 at 100.00	AA	1,205,030
2,710	5.000%, 9/15/32	9/22 at 100.00	AA	3,235,225

Nuveen Investments	31

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

	Connecticut State, General Obligation Bonds, Series 2001C:
$5,000	5.500%, 12/15/13 (UB)	No Opt. Call	AA	$5,212,850
10,000	5.500%, 12/15/14 (UB)	No Opt. Call	AA	10,935,300

5,000	Connecticut State, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	5,695,850

2,200	Connecticut State, General Obligation Bonds, Series 2006C, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AA	2,501,136

1,000	Connecticut State, General Obligation Bonds, Series 2006E, 5.000%, 12/15/20	12/16 at 10.00	AA	1,155,140

	Connecticut State, General Obligation Bonds, Series 2008C:
1,000	5.000%, 11/01/26	11/18 at 100.00	AA	1,178,550
1,015	5.000%, 11/01/27	11/18 at 100.00	AA	1,192,625
1,015	5.000%, 11/01/28	11/18 at 100.00	AA	1,189,032

1,000	Connecticut State, General Obligation Bonds, Series 2011D, 5.000%, 11/01/31	11/21 at 100.00	AA	1,182,300

	Hartford, Connecticut, General Obligation Bonds, Series 2005A:
1,195	5.000%, 8/01/20 – AGM Insured	8/15 at 100.00	AA–	1,322,435
595	5.000%, 8/01/21 – AGM Insured	8/15 at 100.00	AA–	657,689
1,210	4.375%, 8/01/24 – AGM Insured	8/15 at 100.00	AA–	1,307,103

2,000	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2012A, 5.000%, 11/01/18	No Opt. Call	A1	2,347,880

485	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	633,808

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
700	5.500%, 7/01/14 – AGM Insured	No Opt. Call	AA–	732,543
2,125	5.500%, 7/01/16 – AGM Insured	No Opt. Call	AA–	2,341,006
2,500	5.500%, 7/01/17 – AGM Insured	No Opt. Call	AA–	2,803,925
2,870	5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA–	3,258,742
1,875	5.500%, 7/01/19 – AGM Insured	No Opt. Call	AA–	2,149,613

1,700	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa3	1,791,103

1,000	Quincy, Massachusetts, General Obligation Bonds, Series 2011, 5.125%, 12/01/33	12/20 at 100.00	Aa2	1,153,540

3,000	Waterbury, Connecticut, General Obligation Bonds, Series 2012A, 5.000%, 8/01/30	8/22 at 100.00	A1	3,506,790

2,000	West Haven, Connecticut, General Obligation Bonds, Series 2012, 5.000%, 8/01/24 – AGM Insured	8/22 at 100.00	AA–	2,258,220

	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
1,280	7.000%, 12/01/24 – AGM Insured	12/20 at 100.00	AA–	1,601,958
1,415	7.000%, 12/01/25 – AGM Insured	12/20 at 100.00	AA–	1,757,317
1,725	7.000%, 12/01/27 – AGM Insured	12/20 at 100.00	AA–	2,115,799
63,615	Total Tax Obligation/General			72,724,858
	Tax Obligation/Limited – 15.5%

2,600	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2006F, 5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AA–	2,758,548

1,315	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2008G, 6.000%, 7/01/28 – AGC Insured	7/18 at 100.00	AA–	1,522,731

	Connecticut, Certificates of Participation, Juvenile Training School, Series 2001:
1,275	5.000%, 12/15/20	12/13 at 100.00	AA–	1,303,356
1,000	5.000%, 12/15/30	12/13 at 100.00	AA–	1,022,350

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	Tax Obligation/Limited (continued)

$5,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/26 – AMBAC Insured	8/17 at 100.00	AA		$5,713,950

5,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series 2008A, 5.000%, 11/01/28	11/18 at 100.00	AA		5,768,300

	Connecticut, Special Tax Obligation Transportation Infrastructure Purposes Bonds, Series 2012A:
3,000	5.000%, 1/01/31	No Opt. Call	AA		3,585,570
2,500	5.000%, 1/01/33	No Opt. Call	AA		2,964,250

800	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	A		888,296

2,200	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+		2,465,276

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
200	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	BBB		202,936
4,100	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	BBB		4,164,001

4,650	Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA–		4,941,090

3,250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+		3,590,763

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A:
13,230	0.000%, 8/01/33	No Opt. Call	A+		4,226,985
5,000	5.500%, 8/01/37	2/20 at 100.00	A+		5,348,150

1,050	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	AA–		1,101,503

305	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	BBB+		334,140

1,720	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R		1,845,938

4,025	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+		4,411,762

1,370	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+		1,505,438
63,590	Total Tax Obligation/Limited				59,665,333
	Transportation – 0.4%

1,360	New Haven, Connecticut, Revenue Refunding Bonds, Air Rights Parking Facility, Series 2002, 5.375%, 12/01/14 – AMBAC Insured	No Opt. Call	N/R		1,422,478

250	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (4)	6/13 at 100.00	N/R		265,000
1,610	Total Transportation				1,687,478
	U.S. Guaranteed – 4.7% (5)

1,440	Bridgeport, Connecticut, General Obligation Bonds, Series 2003A, 5.250%, 9/15/22 (Pre-refunded 9/15/13) – AGM Insured	9/13 at 100.00	AA–	(5)	1,480,291

1,540	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School, Series 2003B, 5.000%, 7/01/33 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Baa2	(5)	1,565,364

775	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lutheran General Healthcare System – Parkside Lodges Projects, Series 1989, 7.375%, 7/01/19 (ETM)	7/13 at 100.00	Aaa		939,804

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Renbrook School, Series 2007A:
395	5.000%, 7/01/30 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	N/R	(5)	465,835
965	5.000%, 7/01/37 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	N/R	(5)	1,138,053

Nuveen Investments	33

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	U.S. Guaranteed (5) (continued)

$2,330	Connecticut State, General Obligation Bonds, Series 2004C, 5.000%, 4/01/23 (Pre-refunded 4/01/14) – FGIC Insured	4/14 at 100.00	AA	(5)	$2,452,278

1,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AA	(5)	1,040,130

1,550	Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A, 5.000%, 10/01/16 (Pre-refunded 10/01/13)	10/13 at 100.00	AAA		1,594,113

1,395	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	Baa2	(5)	1,779,295

3,955	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A, 5.000%, 8/01/33 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	Aa3	(5)	4,036,513

1,435	University of Connecticut, General Obligation Bonds, Series 2004A, 5.000%, 1/15/16 (Pre-refunded 1/15/14) – NPFG Insured	1/14 at 100.00	AA	(5)	1,495,873
16,780	Total U.S. Guaranteed				17,987,549
	Utilities – 8.1%

	Connecticut Municipal Electric Energy Cooperative, Transmission Services Revenue Bonds, Series 2012A:
955	5.000%, 1/01/24	1/22 at 100.00	Aa3		1,158,931
880	5.000%, 1/01/25	1/22 at 100.00	Aa3		1,060,884

5,250	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1992A, 6.450%, 11/15/22 (Alternative Minimum Tax)	5/13 at 100.00	Ba1		5,259,923

1,000	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/13 at 100.00	Ba1		1,009,080

3,170	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/22 at 100.00	Aa3		3,581,498

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
265	5.500%, 1/01/14 (Alternative Minimum Tax)	7/13 at 100.00	BBB		266,052
6,685	5.500%, 1/01/20 (Alternative Minimum Tax)	7/13 at 100.00	BBB		6,712,875

	Guam Power Authority, Revenue Bonds, Series 2012A:
440	5.000%, 10/01/25 – AGM Insured	10/22 at 100.00	AA–		519,904
555	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA–		635,209

	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 2002:
5,000	5.000%, 7/01/19 – NPFG Insured	No Opt. Call	BBB+		5,430,700
5,000	5.000%, 7/01/20 – NPFG Insured	No Opt. Call	BBB+		5,285,800
29,200	Total Utilities				30,920,856
	Water and Sewer – 8.9%

160	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarian Water Company Project, Refunding Series 2005B, 4.400%, 8/01/29 – SYNCORA GTY Insured	8/14 at 100.00	N/R		162,251

5,625	Connecticut Development Authority, Water Facility Revenue Bonds, Aquarian Water Company Project, Series 2007, 5.100%, 9/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/17 at 100.00	N/R		6,041,981

	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A:
3,840	5.000%, 11/15/30 – NPFG Insured	11/15 at 100.00	A1		4,199,885
4,670	5.000%, 8/15/35 – NPFG Insured	11/15 at 100.00	A1		5,114,257

2,350	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2		2,489,473

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	$1,169,740

1,140	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB	1,180,630

3,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A, 5.000%, 8/01/20 – NPFG Insured	8/13 at 100.00	Aa3	3,058,470

2,760	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth Series, 2007A, 5.000%, 8/01/30 – NPFG Insured	8/16 at 100.00	Aa3	3,049,441

4,130	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth-Sixth Series, 2011, 5.000%, 8/01/41	8/21 at 100.00	Aa3	4,725,918

2,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth-Seventh Series, 2012, 5.000%, 8/01/30	8/22 at 100.00	Aa3	2,390,600

550	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32	11/13 at 100.00	AA+	566,676
31,225	Total Water and Sewer			34,149,322
$360,070	Total Investments (cost $360,552,344) – 100.6%			385,969,957
	Floating Rate Obligations – (2.6)%			(10,000,000)
	Other Assets Less Liabilities – 2.0%			7,743,814
	Net Assets – 100%			$383,713,771

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments

Nuveen Massachusetts Municipal Bond Fund

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.5%

$1,425	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/13 at 101.00	Caa3	$1,124,966
	Consumer Staples – 0.8%

820	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/13 at 100.00	BBB+	828,184

1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB	1,172,220
1,820	Total Consumer Staples			2,000,404
	Education and Civic Organizations – 25.7%

1,270	Massachusetts Development Finance Agency, Revenue Bonds, Bentley University, Series 2010, 5.000%, 7/01/28	7/20 at 100.00	A3	1,409,256

1,500	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2010R-1, 5.000%, 7/01/40	7/20 at 100.00	AA–	1,688,415

975	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2005T-1, 5.000%, 10/01/39 – AMBAC Insured	10/15 at 100.00	A1	1,039,750

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2008U-4, 5.600%, 10/01/35	10/19 at 100.00	A1	1,142,410

750	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2009V-1, 5.000%, 10/01/29	10/19 at 100.00	A1	846,983

3,000	Massachusetts Development Finance Agency, Revenue Bonds, Brandeis University, Series 2008N, 5.000%, 10/01/39	10/18 at 100.00	A1	3,299,370

6,000	Massachusetts Development Finance Agency, Revenue Bonds, Draper Laboratory, Series 2008, 5.875%, 9/01/30	9/18 at 100.00	Aa3	7,107,895

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	BBB+	1,071,960

3,000	Massachusetts Development Finance Agency, Revenue Bonds, Harvard University, Series 2010B-1, 5.000%, 10/15/40	10/20 at 100.00	AAA	3,503,250

1,350	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	BBB–	1,498,730

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	1,132,000

3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2011A, 5.250%, 4/01/37	4/21 at 100.00	AA–	3,977,120

1,000	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/39	10/19 at 100.00	BBB	1,236,790

	Massachusetts Development Finance Agency, Revenue Bonds, Williston Northampton School, Series 2005B:
100	5.000%, 10/01/25 – SYNCORA GTY Insured	10/15 at 100.00	Baa2	104,048
3,090	5.000%, 10/01/37 – SYNCORA GTY Insured	10/15 at 100.00	Baa2	3,156,466

895	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A+	971,800

2,400	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2012, 5.000%, 9/01/50	9/22 at 100.00	A+	2,671,584

3,000	Massachusetts Development Finance Authority, Revenue Bonds, Curry College, Series 1999A, 5.500%, 3/01/29 – ACA Insured	9/13 at 100.00	BBB	3,004,560

	Massachusetts Development Finance Authority, Revenue Bonds, Hampshire College, Series 2004:
1,000	5.625%, 10/01/24	10/14 at 100.00	BBB	1,034,630
1,000	5.700%, 10/01/34	10/14 at 100.00	BBB	1,029,160

2,100	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	2,811,375

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$1,750	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2008H, 6.350%, 1/01/30 – AGC Insured (Alternative Minimum Tax)	1/18 at 100.00	AA	$1,950,865

1,845	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2009I, 6.000%, 1/01/28	1/20 at 100.00	AA	2,147,156

1,500	Massachusetts Educational Financing Authority, Educational Loan Revenue, Series 2011J, 5.625%, 7/01/33 (Alternative Minimum Tax)	7/21 at 100.00	AA	1,629,765

800	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2010-20W, 13.952%, 12/15/34 (IF) (4)	12/19 at 100.00	AAA	1,216,504

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lesley University, Series 2009A, 5.000%, 7/01/29 – AGC Insured	7/19 at 100.00	AA–	1,128,350

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Tufts University, Series 2008O, 5.375%, 8/15/38	8/18 at 100.00	Aa2	3,544,560

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, University of Massachusetts, Series 2005D, 5.250%, 10/01/24 – FGIC Insured	10/14 at 100.00	AA	1,071,940

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wellesley College, Series 2003H, 5.000%, 7/01/26	7/13 at 100.00	AA+	506,785

610	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2007L, 5.000%, 7/01/31	7/16 at 100.00	AA+	681,120

1,500	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	1,671,870

2,500	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2013A, 5.000%, 8/01/22 (WI/DD, Settling 3/27/13)	No Opt. Call	AA+	3,165,500

425	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Fin Authority, Higher Ed Rev and Rev Refunding Bonds, University of the Sacred Heart Project, Series 2012, 4.375%, 10/01/31	No Opt. Call	BBB	421,515
55,360	Total Education and Civic Organizations			62,873,482
	Health Care – 15.6%

	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Health Systems, Series 2012G:
3,005	5.000%, 10/01/28	10/21 at 100.00	A3	3,399,977
500	5.000%, 10/01/30	10/21 at 100.00	A3	561,335

825	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2013F, 5.000%, 7/01/37	7/23 at 100.00	A	930,419

1,500	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.500%, 1/15/38 (5)	1/18 at 100.00	N/R	7,710

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical Center, Series 2009I, 5.750%, 7/01/36	7/19 at 100.00	A+	2,254,440

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston Medical Center, Series 2008B, 5.250%, 7/01/38	7/18 at 100.00	BBB+	3,215,100

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Health Care Inc., Series 2001C, 5.250%, 11/15/31 – RAAI Insured	5/13 at 100.50	BBB+	3,017,700

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2004D, 5.125%, 11/15/35 – AGC Insured	11/19 at 100.00	AA–	1,098,000

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Auction Rate Series 2004D, 5.250%, 7/01/24 – NPFG Insured	7/18 at 100.00	A–	1,154,850

350	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B1 Capital Asset Program Converted June 13, 2008, 5.375%, 2/01/28 – NPFG Insured	8/18 at 100.00	A–	397,817

Nuveen Investments	37

Portfolio of Investments

Nuveen Massachusetts Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Inc., Series B2, Capital Asset Program, Converted June 9, 2009:
$500	5.000%, 2/01/25 – NPFG Insured	8/18 at 100.00	A–	$559,295
100	5.375%, 2/01/27 – NPFG Insured	8/18 at 100.00	A–	113,900

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2002, 5.125%, 8/01/22 – AGM Insured	8/13 at 100.00	AA–	2,004,920

1,725	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	1,726,949

1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard Pilgrim Healthcare, Series 1998A, 4.750%, 7/01/22 – AGM Insured	7/13 at 100.00	AA–	1,503,210

3,400	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	A+	3,711,168

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%, 8/15/28	8/17 at 100.00	A+	2,178,380

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E:
2,040	5.000%, 7/15/32	7/17 at 100.00	BBB–	2,076,394
1,000	5.000%, 7/15/37	7/17 at 100.00	BBB–	1,012,290

115	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford-Whitinsville Regional Hospital, Series 1998C, 5.750%, 7/15/13	No Opt. Call	BBB–	115,338

1,400	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	1,448,818

1,426	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43	7/13 at 103.00	N/R	1,215,379

1,067	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 0.000%, 2/15/43	7/13 at 103.00	N/R	106,681

1,732	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 0.000%, 2/15/43	7/13 at 103.00	N/R	17

4,065	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	A–	4,250,648
40,250	Total Health Care			38,060,735
	Housing/Multifamily – 3.4%

1,535	Boston Housing Authority, Massachusetts, Capital Program Revenue Bonds, Series 2008, 5.000%, 4/01/20 – AGM Insured	4/18 at 100.00	AA–	1,745,525

3,155	Massachusetts Development Finance Authority, Multifamily Housing Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%, 7/20/48	7/17 at 100.00	BB	3,292,495

500	Massachusetts Housing Finance Agency, Housing Revenue Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)	6/13 at 100.00	AA–	501,810

2,575	Somerville Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002, 5.200%, 11/20/22	5/13 at 102.00	N/R	2,657,992
7,765	Total Housing/Multifamily			8,197,822
	Housing/Single Family – 0.5%

925	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2008, Trust 3145, 15.583%, 6/01/16 (IF)	No Opt. Call	AA	1,082,944

230	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	Aaa	230,628
1,155	Total Housing/Single Family			1,313,572

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials – 0.3%

$245	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	$243,981

400	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003, 5.450%, 6/01/14	No Opt. Call	BBB	422,844
645	Total Industrials			666,825
	Long-Term Care – 2.8%

1,500	Massachusetts Development Finance Agency, Human Service Provider Revenue Bonds, Seven Hills Foundation and Affiliates Issue, Series 2005, 5.000%, 9/01/35 – RAAI Insured	9/15 at 100.00	BBB–	1,503,840

240	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series 2010, 5.625%, 12/01/30	12/19 at 100.00	A–	266,554

4,220	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	4/13 at 102.00	N/R	4,300,728

45	Massachusetts Development Finance Authority, First Mortgage Revenue Bonds, Berkshire Retirement Community – Edgecombe Project, Series 2001A, 6.750%, 7/01/21	7/13 at 100.00	BBB	45,448

75	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cable Housing and Health Services, Series 1993A, 5.625%, 7/01/13 – NPFG Insured	No Opt. Call	Baa2	75,298

655	Massachusetts Industrial Finance Agency, First Mortgage Revenue Bonds, Berkshire Retirement Community, Series 1994B, 4.750%, 7/01/17	7/13 at 100.00	BBB	655,969
6,735	Total Long-Term Care			6,847,837
	Tax Obligation/General – 7.1%

500	Ashland, Massachusetts, General Obligation Bonds, Series 2004, 5.250%, 5/15/23 – AMBAC Insured	5/15 at 100.00	Aa2	552,090

	Fall River, Massachusetts, General Obligation Bonds, Series 2003:
190	5.250%, 2/01/17 – AGM Insured	2/14 at 100.00	AA–	192,702
120	5.000%, 2/01/21 – AGM Insured	2/14 at 100.00	AA–	121,680

1,750	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011, 5.000%, 2/15/32	2/20 at 100.00	AA	1,993,828

1,005	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21	No Opt. Call	AA+	1,321,816

710	Newburyport, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2013, 4.000%, 1/15/30	1/23 at 100.00	AA	777,620

1,000	North Reading, Massachusetts, General Obligation Bonds, Series 2012, 5.000%, 5/15/35 – AMBAC Insured	5/22 at 100.00	Aa2	1,169,130

1,350	Norwell, Massachusetts, General Obligation Bonds, Series 2005, 5.000%, 2/15/25 – AMBAC Insured	2/15 at 101.00	AAA	1,475,672

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
275	5.500%, 7/01/16 – AGM Insured	No Opt. Call	AA–	302,954
1,490	5.500%, 7/01/17 – AGM Insured	No Opt. Call	AA–	1,671,139
980	5.500%, 7/01/19 – AGM Insured	No Opt. Call	AA–	1,123,531

4,300	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa3	4,530,436

1,000	Quincy, Massachusetts, General Obligation Bonds, Series 2011, 5.125%, 12/01/33	12/20 at 100.00	Aa2	1,153,540

690	Westfield, Massachusetts, General Obligation Bonds, Series 2004, 5.000%, 8/01/19 – AMBAC Insured	8/14 at 100.50	A+	734,671

120	Worcester, Massachusetts, General Obligation Bonds, Series 2001A, 5.500%, 8/15/18 – FGIC Insured	8/13 at 100.00	Aa3	120,448
15,480	Total Tax Obligation/General			17,241,257

Nuveen Investments	39

Portfolio of Investments

Nuveen Massachusetts Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 14.2%

$800	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	A	$888,296

680	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2002, 5.000%, 5/01/32 – AMBAC Insured	5/13 at 100.00	A–	684,828

395	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2004, 5.000%, 5/01/26 – AMBAC Insured	5/14 at 100.00	A–	412,973

2,500	Massachusetts College Building Authority, Project Revenue Bonds, Series 2008A, 5.000%, 5/01/33 – AGC Insured	5/18 at 100.00	AA	2,854,875

	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B:
2,025	5.375%, 5/01/22 – SYNCORA GTY Insured	No Opt. Call	Aa2	2,572,277
1,125	5.375%, 5/01/23 – SYNCORA GTY Insured	No Opt. Call	Aa2	1,435,916

1,145	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/01/37	5/22 at 100.00	AA	1,325,944

1,350	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A, 5.000%, 8/15/22 – AMBAC Insured	8/17 at 100.00	AA+	1,573,857

2,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2011B, 5.000%, 10/15/41	10/21 at 100.00	AA+	2,298,000

1,130	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	A1	1,343,740

1,650	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – AGM Insured	No Opt. Call	AAA	1,713,938

475	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	450,305

1,650	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/18 – NPFG Insured	7/14 at 100.00	BBB	1,681,004

3,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	3,314,550

5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/37	2/20 at 100.00	A+	5,348,149

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+	1,042,180

3,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	3,836,315

25	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	27,472

1,650	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	BBB+	1,808,549
31,100	Total Tax Obligation/Limited			34,613,168
	Transportation – 7.3%

1,765	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+	1,995,209

2,000	Massachusetts Port Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	AA	2,385,460

865	Massachusetts Port Authority, Revenue Bonds, Series 2003C, 5.000%, 7/01/18 –NPFG Insured	7/13 at 100.00	AA–	878,615

1,650	Massachusetts Port Authority, Revenue Bonds, Series 2012A, 5.000%, 7/01/42 (Alternative Minimum Tax)	7/22 at 100.00	AA	1,836,648

2,600	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/17 at 100.00	A2	2,825,680

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	Transportation (continued)

$500	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A		$559,275

4,055	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/13 at 100.00	N/R		4,054,716

820	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+		918,039

2,250	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/32 – AGM Insured	7/15 at 100.00	AA–		2,457,765
16,505	Total Transportation				17,911,407
	U.S. Guaranteed – 7.9% (6)

850	Beverly, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/01/21 (Pre-refunded 11/01/13) – NPFG Insured	11/13 at 100.00	Aa2	(6)	877,753

1,115	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 (Pre-refunded 3/01/17)	3/17 at 100.00	N/R	(6)	1,258,434

75	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2006C, 5.000%, 7/01/26 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA		91,307

1,375	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 (Pre-refunded 5/01/16) – AMBAC Insured	5/16 at 100.00	Aa2	(6)	1,567,871

50	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2003C, 6.375%, 7/01/23 (Pre-refunded 7/01/13)	7/13 at 101.00	A	(6)	51,558

3,075	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2005D, 5.000%, 7/01/27 (Pre-refunded 7/01/15) – AGC Insured	7/15 at 100.00	AA–	(6)	3,409,314

750	Massachusetts Development Finance Authority, Revenue Bonds, Milton Academy, Series 2003A, 5.000%, 9/01/19 (Pre-refunded 9/01/13)	9/13 at 100.00	AA–	(6)	768,158

295	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – NPFG Insured	7/21 at 100.00	BBB	(6)	359,260

100	Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13 (ETM)	No Opt. Call	AAA		103,975

3,835	Massachusetts Port Authority, Revenue Bonds, Series 2003A, 5.000%, 7/01/24 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	AA	(6)	3,898,162

135	Massachusetts Port Authority, Revenue Bonds, Series 2003C, 5.000%, 7/01/18 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa3	(6)	137,223

	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A:
3,200	5.000%, 8/15/20 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+	(6)	3,564,128
1,510	5.000%, 8/15/25 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA+	(6)	1,681,823

1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2004-10, 5.000%, 8/01/34 (Pre-refunded 8/01/14)	8/14 at 100.00	AAA		1,068,490

350	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/18 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa2	(6)	372,523
17,715	Total U.S. Guaranteed				19,209,979
	Utilities – 2.9%

1,435	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–		1,533,441

1,560	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+		1,610,872

Nuveen Investments	41

Portfolio of Investments

Nuveen Massachusetts Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)

$500	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Dominion Energy Brayton Point Project, Refunding Series 2009, 5.750%, 12/01/42 (Mandatory put 5/01/19)	No Opt. Call	A–	$610,800

485	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB+	480,179

2,900	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – FGIC Insured	7/14 at 100.00	BBB+	2,952,374
6,880	Total Utilities			7,187,666
	Water and Sewer – 8.3%

1,700	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA–	1,939,751

1,000	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Lien Refunding Series 2010A, 5.000%, 11/01/30	11/19 at 100.00	AA+	1,180,740

60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/22	8/13 at 100.00	AAA	61,201

380	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2004-10, 5.000%, 8/01/26	8/14 at 100.00	AAA	402,378

1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2002J, 5.250%, 8/01/19 – AGM Insured	No Opt. Call	AA+	1,250,550

	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A:
1,650	5.000%, 8/01/27 – NPFG Insured	8/17 at 100.00	AA+	1,905,453
750	5.000%, 8/01/28 – NPFG Insured	8/17 at 100.00	AA+	864,855
2,080	5.000%, 8/01/29– NPFG Insured	8/17 at 100.00	AA+	2,398,531

2,500	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005B, 5.000%, 8/01/35 – NPFG Insured	8/17 at 100.00	AA+	2,882,850

	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A:
1,500	5.000%, 8/01/31 – AMBAC Insured	8/16 at 100.00	AA+	1,694,640
2,000	4.000%, 8/01/46	8/16 at 100.00	AA+	2,048,600

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB	787,086

1,500	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA–	1,747,245

1,000	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Series 2003A, 5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A+	1,054,200
17,880	Total Water and Sewer			20,218,080
$220,715	Total Investments (cost $219,206,512) – 97.3%			237,467,200
	Other Assets Less Liabilities – 2.7%			6,624,970
	Net Assets – 100%			$244,092,170

42	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	43

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.1%

	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$280	5.000%, 1/01/32	1/15 at 100.00	Caa1	$182,342
240	5.125%, 1/01/37	1/15 at 100.00	Caa1	156,091
520	Total Consumer Discretionary			338,433
	Consumer Staples – 3.7%

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
4,270	4.500%, 6/01/23	6/17 at 100.00	B1	4,262,784
7,030	4.750%, 6/01/34	6/17 at 100.00	B2	6,110,967
1,740	5.000%, 6/01/41	6/17 at 100.00	B2	1,540,961
13,040	Total Consumer Staples			11,914,712
	Education and Civic Organizations – 9.7%

375	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	N/R	395,295

2,500	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32 – ACA Insured	7/13 at 100.00	BBB	2,511,800

1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	1,030,060

1,495	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D, 5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A2	1,660,183

45	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/21 – NPFG Insured	7/14 at 100.00	AA–	47,763

1,400	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F, 5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	A1	1,528,072

1,035	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA–	1,137,041

	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Series 2005A:
465	5.000%, 7/01/23	7/15 at 100.00	AAA	512,156
465	5.000%, 7/01/24	7/15 at 100.00	AAA	512,156

	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B:
450	5.000%, 7/01/37	7/22 at 100.00	A	511,245
100	5.000%, 7/01/42	7/22 at 100.00	A	113,352

2,000	New Jersey Educational Facilities Authority, Revenue Bonds, Richard Stockton College of New Jersey, Refunding Series 2008A, 5.375%, 7/01/38	7/18 at 100.00	A+	2,288,680

	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
350	5.000%, 7/01/32	7/21 at 100.00	BBB+	387,814
230	5.000%, 7/01/37	7/21 at 100.00	BBB+	251,887

500	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan College, Series 2007B, 4.250%, 7/01/34 – FGIC Insured	7/17 at 100.00	A+	516,265

1,840	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Kean University, Series 2009A, 5.500%, 9/01/36 – AGC Insured	9/19 at 100.00	AA–	2,117,766

	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B:
500	6.000%, 12/01/16	No Opt. Call	A–	576,460
2,500	7.500%, 12/01/32	6/19 at 100.00	A–	3,130,100

4,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA–	4,452,320

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$620	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	$687,233

510	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	567,232

2,125	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.375%, 12/01/26 (Alternative Minimum Tax)	12/22 at 100.00	AA	2,234,735

1,425	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	A+	1,628,789

550	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System Project, Refunding Series 2012, 5.125%, 4/01/32	4/22 at 100.00	BBB–	553,751

150	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/31	10/22 at 100.00	A–	161,414

1,500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/13 at 100.00	BBB–	1,505,385
28,130	Total Education and Civic Organizations			31,018,954
	Financials – 0.6%

750	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	4/13 at 100.00	Baa3	753,960

1,000	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	1,109,260
1,750	Total Financials			1,863,220
	Health Care – 15.8%

2,530	Camden County Improvement Authority, New Jersey, Healthcare Revenue Bonds, Cooper Health System, Series 2005B, 5.250%, 2/15/27	2/15 at 100.00	BBB	2,648,859

350	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	365,964

2,955	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25	2/15 at 100.00	BBB	3,081,976

4,225	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A1	4,618,305

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
800	6.000%, 7/01/26	7/21 at 100.00	BB+	950,248
75	6.250%, 7/01/35	7/21 at 100.00	BB+	88,409

	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A:
360	5.000%, 7/01/24	No Opt. Call	BBB+	427,460
240	5.000%, 7/01/25	No Opt. Call	BBB+	282,588

1,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	1,223,962

1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	1,605,750

140	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	143,711

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/26	7/16 at 100.00	A	2,088,920

Nuveen Investments	45

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$1,710	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	$1,778,486

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
1,125	5.000%, 7/01/31	7/22 at 100.00	A3	1,262,711
1,500	5.000%, 7/01/42	7/22 at 100.00	A3	1,653,390

5,410	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	5,803,360

305	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center of New York Presbyterian Healthcare System, Series 2002, 6.625%, 7/01/31	7/13 at 100.00	BB+	306,064

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B:
2,500	5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	2,570,150
900	5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	917,964

16,225	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/35	1/17 at 39.39	BBB+	5,412,010

360	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	406,710

750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB+	791,595

3,050	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	3,530,619

1,315	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	N/R	1,318,235

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
1,180	5.500%, 7/01/23	7/13 at 100.00	Ba2	1,188,956
1,785	5.500%, 7/01/33	7/13 at 100.00	Ba2	1,795,799

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
855	5.000%, 7/01/25	7/16 at 100.00	A2	905,180
100	5.000%, 7/01/26	7/16 at 100.00	A2	105,609
810	5.000%, 7/01/36	7/16 at 100.00	A2	842,643

	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002:
1,710	5.000%, 7/01/22 – RAAI Insured	7/13 at 100.00	N/R	1,710,906
1,000	5.125%, 7/01/32 – RAAI Insured	7/13 at 100.00	N/R	1,000,420
58,925	Total Health Care			50,826,959
	Housing/Multifamily – 3.2%

1,000	Essex County Improvement Authority, New Jersey, FNMA Enhanced Multifamily Housing Revenue Bonds, Ballantyne House Project, Series 2002, 4.750%, 11/01/22 (Alternative Minimum Tax)	5/13 at 100.00	Aa1	1,001,480

	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
2,055	5.750%, 6/01/31	6/20 at 100.00	Baa3	2,361,051
1,100	5.875%, 6/01/42	6/20 at 100.00	Baa3	1,250,249

1,500	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2000A-1, 6.350%, 11/01/31 – AGM Insured (Alternative Minimum Tax)	9/13 at 100.00	AA–	1,503,300

530	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2000E-1, 5.750%, 5/01/25 – AGM Insured	8/13 at 100.00	AA–	531,187

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)

$3,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2009A, 4.950%, 5/01/41	11/19 at 100.00	A+	$3,152,790

590	Newark Housing Authority, New Jersey, GNMA Collateralized Housing Revenue Bonds, Fairview Apartments Project, Series 2000A, 6.300%, 10/20/19 (Alternative Minimum Tax)	4/13 at 100.00	Aaa	591,811
9,775	Total Housing/Multifamily			10,391,868
	Housing/Single Family – 1.3%

1,900	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	1,955,974

2,100	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2008AA, 6.375%, 10/01/28	10/18 at 100.00	AA	2,280,978

40	Virgin Islands Housing Finance Corporation, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.450%, 3/01/16 (Alternative Minimum Tax)	9/13 at 100.00	N/R	40,139
4,040	Total Housing/Single Family			4,277,091
	Industrials – 0.5%

1,660	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999A, 2.125%, 12/01/29 (Mandatory put 12/01/17)	No Opt. Call	BBB	1,714,415
	Long-Term Care – 2.2%

735	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	765,216

855	New Jersey Economic Development Authority, First Mortgage Fixed Rate Revenue Bonds, Cadbury Corporation, Series 1998A, 5.500%, 7/01/18 – ACA Insured	7/13 at 100.00	N/R	855,701

1,975	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.750%, 11/01/24	11/14 at 100.00	BBB–	2,027,515

600	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001, 5.875%, 6/01/18	6/13 at 100.00	A–	605,070

140	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2002, 5.250%, 6/01/32	6/13 at 102.00	A–	143,258

	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998:
1,500	5.125%, 7/01/25	7/13 at 100.00	BB+	1,500,465
1,150	6.625%, 7/01/38	1/14 at 100.00	BB+	1,163,881
6,955	Total Long-Term Care			7,061,106
	Tax Obligation/General – 8.6%

200	Cherry Hill Township, Camden County, New Jersey, General Obligation Bonds, Refunding Series 2005, 5.000%, 7/15/14 – NPFG Insured	No Opt. Call	Aa2	213,228

695	Haddon Heights School District, Camden County, New Jersey, General Obligation Bonds, Refunding Series 2012, 3.250%, 1/01/30	1/23 at 100.00	AA–	707,017

	Jefferson Township School District, Morris County, New Jersey, General Obligation Bonds, Refunding Series 2012:
755	4.000%, 9/15/26	9/22 at 100.00	AA–	845,743
1,270	4.000%, 9/15/27	9/22 at 100.00	AA–	1,413,205

525	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	622,220

620	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2006, 5.000%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	673,035

Nuveen Investments	47

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$2,500	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 8/01/24	8/22 at 100.00	AA–	$2,850,500

2,750	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	3,437,528

	Readington Township, New Jersey, General Obligation Bonds, General Improvement Series 2011:
875	5.125%, 1/15/28	1/21 at 100.00	AA	1,006,924
875	5.250%, 1/15/30	1/21 at 100.00	AA	1,012,568

	South Brunswick Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2012:
500	4.000%, 12/01/22	6/22 at 100.00	AA	586,200
450	4.000%, 12/01/23	6/22 at 100.00	AA	521,258
305	4.000%, 12/01/24	6/22 at 100.00	AA	349,899

3,000	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Series 2013A, 5.000%, 3/01/34	No Opt. Call	AA+	3,760,590

3,685	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	4,133,649

2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011, 5.000%, 6/15/41	6/21 at 100.00	AA+	2,880,933

300	Upper Freehold Township, New Jersey, General Obligation Bonds, Series 2012, 3.000%, 12/15/14	No Opt. Call	AA	311,412

2,110	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 1/01/21 – AGM Insured	1/16 at 100.00	Aa3	2,347,417
23,930	Total Tax Obligation/General			27,673,326
	Tax Obligation/Limited – 25.8%

650	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	862,609

	Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003:
1,000	5.000%, 12/01/20 – NPFG Insured	12/13 at 100.00	AA	1,035,300
695	5.000%, 12/01/21 – NPFG Insured	12/13 at 100.00	AA	719,534

825	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	1,060,843

2,500	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	3,396,425

900	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	1,105,317

1,395	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	1,578,638

2,255	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/27	6/16 at 100.00	A+	2,502,238

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
1,310	5.000%, 6/15/19	No Opt. Call	BBB+	1,531,272
700	5.000%, 6/15/21	No Opt. Call	BBB+	829,045
1,600	5.000%, 6/15/25	6/22 at 100.00	BBB+	1,843,440

1,000	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 – AGM Insured	3/15 at 100.00	AA–	1,072,880

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
$2,600	5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	A	$2,771,834
1,000	5.000%, 7/01/29 – NPFG Insured	7/14 at 100.00	A	1,051,230

	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
85	5.125%, 6/15/27	6/17 at 100.00	Baa3	90,218
145	5.125%, 6/15/37	6/17 at 100.00	Baa3	151,315

4,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/22	No Opt. Call	A+	4,919,520

830	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U, 5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	894,715

700	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Refunding Series 2005A, 5.000%, 9/01/15 – AGM Insured	No Opt. Call	AA–	772,716

	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
1,050	5.000%, 9/15/18 – AMBAC Insured	9/15 at 100.00	A+	1,155,819
1,875	5.000%, 9/15/24 – AMBAC Insured	9/15 at 100.00	A+	2,055,994
4,495	5.000%, 9/15/26 – AMBAC Insured	9/15 at 100.00	A+	4,907,506
1,325	5.000%, 9/15/28 – AMBAC Insured	9/15 at 100.00	A+	1,438,168

	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A:
3,245	5.000%, 10/01/28	10/18 at 100.00	A+	3,565,314
1,950	5.250%, 10/01/38	10/18 at 100.00	A+	2,130,687

2,000	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2009A, 5.750%, 10/01/31	10/19 at 100.00	A+	2,345,600

	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
695	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	A1	786,997
1,000	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	A1	1,128,540

14,635	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A+	6,978,257

1,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	2,402,151

1,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	1,753,860

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
4,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	1,724,600
4,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	1,636,120
5,450	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA–	2,126,318

500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A+	578,715

5,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	A+	1,550,615

2,750	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	3,400,018

4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/38	No Opt. Call	A+	4,494,440

Nuveen Investments	49

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012:
$1,465	5.000%, 5/01/21	No Opt. Call	Aa3	$1,776,679
2,000	3.500%, 5/01/35	5/22 at 100.00	Aa3	1,986,180

485	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	459,785

2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	2,209,700

1,495	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	1,593,580

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	AA–	472,073
93,955	Total Tax Obligation/Limited			82,846,805
	Transportation – 13.4%

	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
1,335	5.000%, 1/01/26 – NPFG Insured	1/15 at 100.00	A1	1,422,683
500	5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	532,085

1,600	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	1,846,560

	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A:
500	5.000%, 7/01/26	7/22 at 100.00	A2	596,880
350	4.000%, 7/01/27	7/22 at 100.00	A2	380,251
500	3.000%, 7/01/28	7/22 at 100.00	A2	487,285

1,095	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/26	No Opt. Call	BBB–	1,252,779

570	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/30	9/22 at 100.00	A+	661,907

400	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.125%, 9/15/23 (Alternative Minimum Tax)	3/13 at 100.00	B	410,984

800	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	B	815,896

1,295	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A2	1,417,261

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
70	6.500%, 1/01/16	No Opt. Call	A3	80,877
340	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	392,829

1,300	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA–	1,686,737

3,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	3,921,890

2,380	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	2,817,492

900	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	1,007,676

2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Third Series 2008, 5.000%, 7/15/38	7/18 at 100.00	AA–	2,254,280

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	Transportation (continued)

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
$2,500	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–		$2,742,050
500	5.000%, 12/01/34	6/15 at 101.00	AA–		545,155

420	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.842%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–		643,255

6,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	AA–		6,261,839

	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
2,000	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/13 at 100.00	BBB–		2,000,820
3,125	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	6/13 at 100.00	Baa2		3,125,938

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Refunding Bonds, Series 2012Q:
2,575	3.000%, 1/01/23	No Opt. Call	A1		2,622,303
870	3.000%, 1/01/24	1/23 at 100.00	A1		882,980

1,810	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2012., 5.000%, 11/01/22	No Opt. Call	A–		2,195,802
39,235	Total Transportation				43,006,494
	U.S. Guaranteed – 9.6% (4)

1,380	Bayonne Municipal Utilities Authority, New Jersey, Water System Revenue Refunding Bonds, Series 2003A, 5.000%, 4/01/18 (Pre-refunded 4/01/13) – SYNCORA GTY Insured	4/13 at 100.00	N/R	(4)	1,386,141

	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, County Services Building Project, Series 2005:
395	5.000%, 4/01/25 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA–	(4)	433,635
920	5.000%, 4/01/35 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA–	(4)	1,009,985

735	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2005, 4.000%, 12/01/17 (Pre-refunded 12/01/15) – AMBAC Insured	12/15 at 100.00	N/R	(4)	766,348

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
1,595	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa		1,709,776
3,070	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa		3,290,917

460	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R	(4)	559,135

420	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A–	(4)	481,270

	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
1,825	5.000%, 7/01/24 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1	(4)	2,021,589
525	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1	(4)	581,553

	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B:
125	5.000%, 7/01/18 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+	(4)	130,016
265	5.000%, 7/01/19 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+	(4)	275,634
815	4.250%, 7/01/24 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+	(4)	842,563

290	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2004A, 5.500%, 7/01/23 (Pre-refunded 7/01/14) – RAAI Insured	7/14 at 100.00	BBB+	(4)	310,399

500	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2003I, 5.125%, 7/01/21 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+	(4)	508,450

Nuveen Investments	51

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	U.S. Guaranteed (4) (continued)

$1,195	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A, 5.375%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R	(4)	$1,215,793

845	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R	(4)	1,059,816

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
35	6.500%, 1/01/16 (ETM)	No Opt. Call	A3	(4)	40,999
200	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A3	(4)	234,094
40	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+	(4)	46,856
255	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+	(4)	298,707
625	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+	(4)	681,275
115	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3	(4)	125,355
70	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+	(4)	76,303
5	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A3	(4)	5,450

3,200	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+	(4)	3,252,704

375	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	BB	(4)	390,836

4,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	Aaa		5,000,560

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
640	6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa		650,310
3,230	6.250%, 6/01/43 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa		3,281,131
28,150	Total U.S. Guaranteed				30,667,600
	Utilities – 0.4%

275	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB		305,209

1,000	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A, 5.125%, 6/15/43 (Alternative Minimum Tax)	6/22 at 100.00	Baa3		1,076,910
1,275	Total Utilities				1,382,119
	Water and Sewer – 3.5%

	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
1,040	5.000%, 10/01/23	No Opt. Call	A		1,262,789
2,175	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A		2,173,369

960	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A		1,049,482

1,770	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.418%, 9/01/21 (IF) (5)	No Opt. Call	AAA		2,431,750

	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
1,500	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A		1,749,720
1,500	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A		1,684,740

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB		787,086
9,705	Total Water and Sewer				11,138,936
$321,045	Total Investments (cost $289,112,675) – 98.4%				316,122,038
	Other Assets Less Liabilities – 1.6%				5,190,644
	Net Assets – 100%				$321,312,682

52	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	53

Portfolio of Investments

Nuveen New York Municipal Bond Fund

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.1%

$665	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB	$692,977
	Consumer Staples – 2.3%

465	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	6/13 at 100.00	A3	452,873

1,080	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/13 at 100.00	BBB+	1,090,778

205	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	6/13 at 100.00	A3	202,425

6,650	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2008C, 6.625%, 6/01/44	6/22 at 100.00	B+	6,541,406

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
1,890	4.750%, 6/01/22	6/16 at 100.00	BBB	1,902,739
1,225	5.000%, 6/01/26	6/16 at 100.00	BB–	1,187,944
5,410	5.125%, 6/01/42	6/16 at 100.00	B+	4,720,279

1,500	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB	1,758,330
18,425	Total Consumer Staples			17,856,774
	Education and Civic Organizations – 11.6%

660	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	691,931

	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A:
520	5.000%, 4/01/20	4/17 at 100.00	BBB–	541,819
1,000	5.000%, 4/01/27	4/17 at 100.00	BBB–	1,019,580
290	5.000%, 4/01/37	4/17 at 100.00	BBB–	291,157

1,000	Allegany County Industrial Development Agency, New York, Revenue Bonds, Alfred University, Series 1998, 5.000%, 8/01/28 – NPFG Insured	8/13 at 100.00	Baa1	1,001,390

1,125	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Medaille College, Series 2012, 5.250%, 4/01/35	1/23 at 100.00	BB+	1,165,163

2,190	Buffalo and Erie County Industrial Land Development Corporation, New York, Tax-Exempt Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	BBB	2,597,099

215	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	223,355

1,750	Dormitory Authority of the State of New York, Brooklyn Law School Revenue Bonds, Series 2009, 5.750%, 7/01/33	7/19 at 100.00	BBB+	2,009,088

	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A:
2,655	5.000%, 7/01/32 – RAAI Insured	7/17 at 100.00	N/R	2,761,864
2,820	5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	2,905,136

1,055	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AA–	1,417,087

1,880	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 – NPFG Insured	7/17 at 100.00	A–	2,123,216

	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007:
1,670	5.250%, 7/01/29 – FGIC Insured	No Opt. Call	N/R	1,970,533
735	5.250%, 7/01/34 – FGIC Insured	No Opt. Call	N/R	857,289

1,850	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York Medical College, Series 1998, 5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	Baa2	1,856,605

2,120	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	2,291,593

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$435	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	N/R	$472,145

12,175	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	14,183,510

750	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011, 5.625%, 11/01/32 – AGM Insured	5/21 at 100.00	AA–	881,948

350	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	396,967

585	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA–	658,529

1,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2008A, 5.000%, 7/01/38	7/18 at 100.00	AA–	1,137,170

1,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39	7/19 at 100.00	AA–	1,723,830

1,200	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, 5.000%, 7/01/37	7/20 at 100.00	Aa1	1,393,488

1,845	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Project, Series 2007-A2, 4.500%, 8/01/36	8/17 at 100.00	Baa1	1,891,420

615	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A	659,618

250	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2009B, 5.250%, 2/01/39	2/19 at 100.00	A	277,243

1,175	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB+	1,337,373

940	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate University, Tender Option Bond Trust 3127, 13.279%, 1/01/14 – AMBAC Insured (IF)	No Opt. Call	AA+	1,054,295

1,315	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, American Council of Learned Societies, Series 2002, 5.250%, 7/01/27	7/13 at 100.00	A1	1,317,459

2,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Polytechnic University, Series 2007, 5.250%, 11/01/37 – ACA Insured	11/17 at 100.00	BBB–	2,691,400

1,285	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006A, 5.000%, 12/01/28	12/16 at 100.00	BB+	1,361,560

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, YMCA of Greater New York, Series 2006:
5,520	5.000%, 8/01/26	8/16 at 100.00	A–	5,849,875
2,000	5.000%, 8/01/36	8/16 at 100.00	A–	2,091,060

	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,060	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	Ba1	1,084,073
2,845	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	Ba1	2,864,687
2,000	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	Ba1	2,044,720

	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
720	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB	756,698
1,350	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	BBB	1,408,374
3,550	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	3,605,593
1,150	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	BBB	1,177,359

2,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Carnegie Hall, Series 2009A, 5.000%, 12/01/39	12/19 at 100.00	A+	2,212,660

Nuveen Investments	55

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$740	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	$834,713

	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2012:
1,000	5.000%, 7/01/32	7/22 at 100.00	Baa2	1,113,120
700	5.000%, 7/01/42	7/22 at 100.00	Baa2	761,194

430	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	458,066

1,600	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	1,773,152

895	Utica Industrial Development Agency, New York, Revenue Bonds, Utica College, Series 1998A, 5.750%, 8/01/28	8/13 at 100.00	N/R	895,814

	Yonkers Economic Development Corporation, New York, Revenue Bonds, Charter School Educational Excellence Project, Series 2010A:
1,340	6.000%, 10/15/30	10/20 at 100.00	BB	1,410,162
1,200	6.250%, 10/15/40	10/20 at 100.00	BB	1,269,156

1,000	Yonkers Industrial Development Agency, New York, Civic Facility Revenue Bonds, Sarah Lawrence College Project, Series 2001A Remarketed, 6.000%, 6/01/41	6/19 at 100.00	BBB+	1,130,660
82,555	Total Education and Civic Organizations			89,902,996
	Financials – 0.6%

500	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	597,790

3,475	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A	4,301,598
3,975	Total Financials			4,899,388
	Health Care – 8.6%

1,000	Albany Capital Resource Corporation, New York, St. Peter’s Hospital Project, Series 2011, 6.125%, 11/15/30	11/20 at 100.00	A3	1,215,640

3,575	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008A, 5.250%, 11/15/32	11/17 at 100.00	A3	3,907,046

	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, St. Barnabas Hospital, Series 2002A:
1,910	5.125%, 2/01/22 – AMBAC Insured	8/13 at 100.00	N/R	1,916,857
245	5.000%, 2/01/31 – AMBAC Insured	8/13 at 100.00	N/R	245,806

1,405	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA–	1,601,152

1,910	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	N/R	2,031,743

3,410	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, New York Hospital Medical Center of Queens, Series 1999, 4.750%, 2/15/37	2/17 at 100.00	N/R	3,578,420

	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005:
3,000	5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	N/R	3,224,550
1,775	5.000%, 2/01/28 – FGIC Insured	2/15 at 100.00	N/R	1,913,060

8,400	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	N/R	9,033,864

550	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A2	610,313

3,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Franciscan Health Partnership Obligated Group – Frances Shervier Home and Hospital, Series 1997, 5.500%, 7/01/27 – RAAI Insured	7/13 at 100.00	A3	3,004,590

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$3,310	Dormitory Authority of the State of New York, North Shore Long Island Jewish Obligated Group Revenue Bonds, Series 2011A, 5.000%, 5/01/41	5/21 at 100.00	A–	$3,726,564

2,015	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008, 6.250%, 12/01/37	12/18 at 100.00	Ba1	2,230,162

1,250	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health Services of Long Island, Series 2004, 5.100%, 7/01/34	7/14 at 100.00	A–	1,275,750

3,725	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA–	4,001,097

600	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2005A, 5.000%, 11/01/34	11/16 at 100.00	A3	634,680

500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2006B, 5.000%, 11/01/34	11/16 at 100.00	A3	529,970

1,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2009A, 5.500%, 5/01/37	5/19 at 100.00	A–	1,142,040

2,000	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2006A, 5.000%, 7/01/20	7/16 at 100.00	A–	2,227,280

5,600	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37	7/17 at 100.00	A–	6,130,656

	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vassar Brothers Medical Center Facility, Series 2005:
545	5.500%, 4/01/30	10/20 at 100.00	AA–	625,115
950	5.500%, 4/01/34	10/20 at 100.00	AA–	1,082,810

	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
225	4.500%, 2/01/17	No Opt. Call	BBB–	235,838
710	5.250%, 2/01/27	2/17 at 100.00	BBB–	729,064
635	5.500%, 2/01/32	2/17 at 100.00	BBB–	654,253

2,720	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	Aa2	3,314,157

	Saratoga County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Saratoga Hospital Project, Series 2007B:
1,000	5.125%, 12/01/27	12/17 at 100.00	A–	1,079,480
500	5.250%, 12/01/32	12/17 at 100.00	A–	538,815

1,965	Suffolk County Economic Development Corp / Nassau County Local Economic Assistance & Financing Corp., New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A–	2,256,960

2,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/13 at 100.00	B+	2,003,500
61,430	Total Health Care			66,701,232
	Housing/Multifamily – 2.8%

1,600	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40	5/20 at 100.00	AA–	1,760,096

275	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	4/13 at 100.00	AA+	275,916

1,000	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Morrisville State College Foundation, Series 2005A, 5.000%, 6/01/37 – CIFG Insured	6/15 at 101.00	BBB–	1,014,630

	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A:
400	5.000%, 7/01/14 – FGIC Insured	No Opt. Call	AA–	423,896

Nuveen Investments	57

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$400	5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	AA–	$442,000
4,030	5.000%, 7/01/25 – FGIC Insured	7/15 at 100.00	AA–	4,375,653

5	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2002A, 5.500%, 11/01/34 (Alternative Minimum Tax)	5/13 at 100.00	AA	5,030

2,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30	5/14 at 100.00	AA	2,045,420

540	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004-H2, 5.125%, 11/01/34 (Alternative Minimum Tax)	11/14 at 100.00	AA	551,583

855	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA	924,435

2,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	2,643,400

705	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	740,447

	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A:
150	6.100%, 11/01/15 – AGM Insured	5/13 at 100.00	AA–	150,768
255	6.125%, 11/01/20 – AGM Insured	5/13 at 100.00	AA–	255,701

1,745	New York State Housing Finance Agency, Multifamily Housing Revenue Bonds, Cannon Street Senior Housing Project, Series 2007A, 5.300%, 2/15/39 (Alternative Minimum Tax)	2/17 at 100.00	Aa1	1,837,241

1,000	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 2001G, 5.400%, 8/15/33 (Alternative Minimum Tax)	8/13 at 100.00	Aa1	1,001,300

3,030	Westchester County Industrial Development Agency, New York, GNMA Collateralized Mortgage Loan Revenue Bonds, Living Independently for the Elderly Inc., Series 2001A, 5.400%, 8/20/32	8/13 at 100.00	Aaa	3,062,966
20,490	Total Housing/Multifamily			21,510,482
	Housing/Single Family – 0.7%

2,375	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	2,427,488

740	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 145, 5.125%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	Aa1	770,199

855	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 148, 5.200%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	Aa1	906,266

1,660	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)	4/13 at 101.00	Aaa	1,678,658
5,630	Total Housing/Single Family			5,782,611
	Long-Term Care – 2.1%

165	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, W.K. Nursing Home Corporation, Series 1996, 5.950%, 2/01/16	8/13 at 100.00	AAA	166,988

1,070	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	1,168,718

	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc Projects, Series 2007B:
290	6.000%, 7/01/26 – AMBAC Insured	7/19 at 100.00	Aa3	341,629
310	6.000%, 7/01/27 – AMBAC Insured	7/19 at 100.00	Aa3	363,819
330	6.000%, 7/01/28 – AMBAC Insured	7/19 at 100.00	Aa3	386,252
350	6.000%, 7/01/29 – AMBAC Insured	7/19 at 100.00	Aa3	407,904
1,460	6.000%, 7/01/36 – AMBAC Insured	7/19 at 100.00	Aa3	1,677,073

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)

$1,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc Projects, Series 2009A, 6.000%, 7/01/38	7/19 at 100.00	Aa3	$1,169,830

2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc., Series 2005A, 5.000%, 7/01/34 – AGM Insured	7/15 at 100.00	AA	2,152,760

650	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Ba3	637,962

	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005:
50	5.125%, 7/01/30 – ACA Insured	7/15 at 100.00	N/R	49,543
415	5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	388,722

1,085	East Rochester Housing Authority, New York, GNMA Secured Revenue Refunding Bonds, Genesee Valley Presbyterian Nursing Center, Series 2001, 5.200%, 12/20/24	12/13 at 100.00	Aaa	1,092,801

1,700	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33	8/16 at 101.00	N/R	1,719,771

265	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000, 8.125%, 7/01/19	7/13 at 100.00	N/R	265,610

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
1,000	5.800%, 7/01/23	7/16 at 101.00	N/R	984,360
1,175	6.100%, 7/01/28	7/16 at 101.00	N/R	1,149,268
800	6.200%, 7/01/33	7/16 at 101.00	N/R	778,752

1,225	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Peconic Landing At Southold, Inc. Project, Series 2010, 6.000%, 12/01/40	12/20 at 100.00	BBB–	1,364,895

190	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001C-1, 7.250%, 7/01/16	7/13 at 100.00	N/R	191,191
15,530	Total Long-Term Care			16,457,848
	Materials – 0.1%

700	Essex County Industrial Development Agency, New York, Environmental Improvement Revenue Bonds, International Paper Company, Series 1999A, 6.450%, 11/15/23 (Alternative Minimum Tax)	5/13 at 100.00	BBB	702,842
	Tax Obligation/General – 7.3%

10	Erie County, New York, General Obligation Bonds, Series 2003A, 5.250%, 3/15/16 – NPFG Insured	3/13 at 100.00	A2	10,043

3,000	Erie County, New York, General Obligation Bonds, Series 2005A, 5.000%, 12/01/18 – NPFG Insured	12/15 at 100.00	A2	3,282,690

2,000	Monroe-Woodbury Central School District, Orange County, New York, General Obligation Bonds, Series 2004A, 4.250%, 5/15/22 – FGIC Insured	5/14 at 100.00	Aa3	2,047,500

	Mount Sinai Union Free School District, Suffolk County, New York, General Obligation Refunding Bonds, Series 1992:
500	6.200%, 2/15/15 – AMBAC Insured	No Opt. Call	Aa3	555,900
1,035	6.200%, 2/15/16 – AMBAC Insured	No Opt. Call	Aa3	1,204,709

1,505	Nassau County, North Hempstead, New York, General Obligation Refunding Bonds, Series 1992B, 6.400%, 4/01/14 – FGIC Insured	No Opt. Call	Aa1	1,602,223

10,005	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D, 5.125%, 12/01/26	12/17 at 100.00	AA	11,752,373

400	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	471,692

Nuveen Investments	59

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$325	New York City, New York, General Obligation Bonds, Fiscal 2009 Series J1, 5.000%, 5/15/36	5/19 at 100.00	AA	$374,878

1,000	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/23	8/19 at 100.00	AA	1,213,060

3,790	New York City, New York, General Obligation Bonds, Fiscal 2012 Series F, 5.000%, 8/01/31	2/22 at 100.00	AA	4,432,936

1,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/30	8/22 at 100.00	AA	1,182,480

	New York City, New York, General Obligation Bonds, Fiscal 2013 Series A-1:
1,725	5.000%, 10/01/28	10/22 at 100.00	AA	2,059,064
3,000	5.000%, 10/01/32	No Opt. Call	AA	3,525,510

	New York City, New York, General Obligation Bonds, Fiscal Series 2004E:
1,000	5.000%, 11/01/19 – AGM Insured	No Opt. Call	AA	1,078,450
925	5.000%, 11/01/20 – AGM Insured	11/14 at 100.00	AA	997,566

3,620	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 – SYNCORA GTY Insured	9/15 at 100.00	AA	4,026,309

600	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AA	654,444

1,500	New York City, New York, General Obligation Bonds, Series 2011D-I, 5.000%, 10/01/29	10/21 at 100.00	AA	1,761,045

6,670	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/29	4/22 at 100.00	AA	7,878,671

	Rensselaer County, New York, General Obligation Bonds, Series 1991:
960	6.700%, 2/15/14 – AMBAC Insured	No Opt. Call	AA–	1,017,974
960	6.700%, 2/15/15 – AMBAC Insured	No Opt. Call	AA–	1,071,888

	Yonkers, New York, General Obligation Bonds, Series 2005B:
1,985	5.000%, 8/01/17 – NPFG Insured	8/15 at 100.00	BBB+	2,139,115
2,085	5.000%, 8/01/18 – NPFG Insured	8/15 at 100.00	BBB+	2,238,623
49,600	Total Tax Obligation/General			56,579,143
	Tax Obligation/Limited – 32.4%

1,500	Albany Parking Authority, New York, Revenue Refunding Bonds, Series 1992A, 0.000%, 11/01/17	No Opt. Call	N/R	1,215,915

1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, Wayne-Finger Lakes Board of Cooperative Education Services, Series 2004, 5.000%, 8/15/23 – AGM Insured	8/14 at 100.00	AA–	1,064,430

	Dormitory Authority of the State of New York, Residential Institutions for Children Revenue Bonds, Series 2008-A1:
2,000	5.000%, 6/01/33	6/18 at 100.00	Aa1	2,197,760
2,500	5.000%, 6/01/38	6/18 at 100.00	Aa1	2,714,200

2,410	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	7/14 at 100.00	AA–	2,563,059

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1, 5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	1,082,820

15	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D, 5.250%, 10/01/23 – NPFG Insured	4/13 at 100.00	A+	15,063

1,500	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 – AGC Insured	10/19 at 100.00	AA–	1,694,580

4,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, 1989 Resolution, Series 2000C, 5.750%, 5/15/16 – AGM Insured	No Opt. Call	AA–	4,640,520

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$1,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993C, 5.250%, 5/15/19	5/14 at 100.00	AA–	$1,132,820

4,025	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Education Series 2008A, 5.000%, 3/15/28	3/18 at 100.00	AAA	4,699,832

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C:
2,835	5.000%, 3/15/34	No Opt. Call	AAA	3,273,830
1,480	5.000%, 3/15/41	3/21 at 100.00	AAA	1,676,070

3,230	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2009A, 5.000%, 2/15/34	2/19 at 100.00	AAA	3,750,708

35	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	3/15 at 100.00	AAA	38,288

1,460	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A, 5.750%, 5/01/27 – AGM Insured	5/18 at 100.00	AA–	1,747,620

14,675	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	15,719,860

1,825	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.750%, 7/01/18	No Opt. Call	AA–	2,249,641

1,680	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/15 at 100.00	BBB	1,700,294

	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
5,570	5.000%, 10/15/25 – NPFG Insured	10/14 at 100.00	AAA	5,995,659
3,095	5.000%, 10/15/26 – NPFG Insured	10/14 at 100.00	AAA	3,329,941
5,875	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	6,295,356
500	5.000%, 10/15/32 – AMBAC Insured	10/14 at 100.00	AAA	533,830
10,000	5.000%, 10/15/32 – AGM Insured	10/14 at 100.00	AAA	10,676,600

7,800	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	8,806,434

4,520	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S1, 5.500%, 7/15/31	7/18 at 100.00	AA–	5,269,100

10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series D-1, 5.000%, 11/01/31	No Opt. Call	AAA	11,865,600

5,925	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series E-1, 5.000%, 2/01/42	2/22 at 100.00	AAA	6,764,454

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E:
25	5.250%, 2/01/22 – NPFG Insured	8/13 at 100.00	AAA	25,112
20	5.000%, 2/01/23	8/13 at 100.00	AAA	20,084

3,705	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	4,344,261

	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C:
10,050	5.500%, 11/01/35	11/20 at 100.00	AAA	12,038,594
11,525	5.000%, 11/01/39	11/20 at 100.00	AAA	13,047,798

	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, SubSeries 2011D-1:
1,000	5.250%, 2/01/30	2/21 at 100.00	AAA	1,196,970
9,010	5.000%, 2/01/35	2/21 at 100.00	AAA	10,392,585

	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Tender Option Bonds Trust 3095:
440	13.659%, 11/15/30 – AMBAC Insured (IF) (4)	11/15 at 100.00	AA+	521,629
1,395	13.645%, 11/15/44 – AMBAC Insured (IF) (4)	11/15 at 100.00	AA+	1,593,006

Nuveen Investments	61

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$180	New York State Environmental Facilities Corporation, Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21	3/14 at 100.00	AA–	$187,904

	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A:
5,050	5.000%, 12/15/26 (UB)	12/17 at 100.00	AAA	5,882,139
60	5.000%, 12/15/27 (UB)	12/17 at 100.00	AAA	69,899

2,100	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	2,306,892

1,625	New York State Local Government Assistance Corporation, Revenue Bonds, Series 1993E, 5.250%, 4/01/16 – AGM Insured	No Opt. Call	AAA	1,816,360

1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2004A, 5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	AA	1,051,930

	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B:
5,385	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	6,823,926
1,500	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	1,669,185

2,750	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA	3,160,603

5,500	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA	6,969,655

5,000	New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2011A-1, 5.000%, 4/01/31	4/21 at 100.00	AA	5,820,900

1,500	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 – AMBAC Insured	9/14 at 100.00	AAA	1,607,505

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
7,200	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	7,291,296
3,005	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	3,042,683
10,345	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	10,473,381

3,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	6/13 at 100.00	AA–	3,040,980

960	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – AGM Insured	3/15 at 100.00	AAA	1,003,382

7,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2011A, 5.000%, 3/15/29	3/21 at 100.00	AAA	8,243,270

675	Niagara Falls City School District, Niagara County, New York, Certificates of Participation, High School Facility, Series 2005, 5.000%, 6/15/28 – AGM Insured	6/15 at 100.00	AA–	708,021

4,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Refunding Bonds, Series 2002E, 5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA–	4,541,800

5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	BBB+	681,650

5,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	5,830,055

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C:
1,810	5.250%, 8/01/41	8/20 at 100.00	A+	1,909,423
1,055	5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA–	1,135,127

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1:
2,100	5.250%, 8/01/43	8/21 at 100.00	A+	2,225,223
3,890	5.000%, 8/01/43	8/21 at 100.00	A+	4,054,080

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$1,850	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	AA–	$1,940,743

2,385	Syracuse Industrial Development Authority, New York, PILOT Mortgage Revenue Bonds, Carousel Center Project, Series 2007A, 5.000%, 1/01/36 – SYNCORA GTY Insured (Alternative Minimum Tax)	1/17 at 100.00	A+	2,411,831
230,050	Total Tax Obligation/Limited			251,794,166
	Transportation – 12.7%

4,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/29	No Opt. Call	A	5,276,115

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A:
3,000	5.000%, 11/15/15 – FGIC Insured	No Opt. Call	A	3,358,920
2,605	5.000%, 11/15/25 – AGM Insured	11/13 at 100.00	AA–	2,683,358

1,180	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005A, 4.750%, 11/15/27 – NPFG Insured	11/15 at 100.00	AA–	1,286,802

7,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006A, 5.000%, 11/15/31	11/16 at 100.00	A	7,812,560

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,800	5.750%, 10/01/37 (6)	10/17 at 100.00	N/R	1,286,964
2,000	5.875%, 10/01/46 (7)	10/17 at 102.00	N/R	918,840

705	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	6/13 at 100.00	BB	705,014

3,500	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/13 at 100.50	N/R	3,867,500

3,670	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	4,051,423

45	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006, 5.000%, 5/15/20 (Alternative Minimum Tax)	5/13 at 100.00	B–	44,862

3,040	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	3,405,226

580	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	A+	666,693

	New York State Thruway Authority, General Revenue Bonds, Series 2005F:
5,265	5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	A+	5,687,095
295	5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+	317,573

	New York State Thruway Authority, General Revenue Bonds, Series 2005G:
1,600	5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA–	1,745,792
3,250	5.000%, 1/01/32 – AGM Insured	7/15 at 100.00	AA–	3,550,105

2,110	New York State Thruway Authority, General Revenue Bonds, Series 2012I, 5.000%, 1/01/42	1/22 at 100.00	A+	2,370,142

	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1998:
1,000	5.000%, 4/01/18 – FGIC Insured (Alternative Minimum Tax)	4/13 at 100.00	N/R	1,000,610
1,500	5.000%, 4/01/28 – FGIC Insured (Alternative Minimum Tax)	4/13 at 100.00	N/R	1,485,045

4,000	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	4/13 at 100.00	Baa2	4,045,120

Nuveen Investments	63

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	Transportation (continued)

$5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2007, 5.000%, 11/01/28 (Alternative Minimum Tax)	5/18 at 100.00	AA–		$5,609,250

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
500	5.000%, 12/01/19 – AGM Insured	6/15 at 101.00	AA–		556,200
2,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–		2,193,640
1,725	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–		1,880,785

1,535	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.842%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–		2,350,945

3,485	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/36	12/20 at 100.00	BBB–		4,139,971

4,545	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	6/13 at 100.00	Baa2		4,546,364

250	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (5)	6/13 at 100.00	N/R		265,000

15,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Bonds, Series 2011A, 5.000%, 1/01/28	1/22 at 100.00	AA–		17,872,500

1,560	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	A+		1,991,886

1,500	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 1184, 9.335%, 5/15/16 (IF)	No Opt. Call	AA–		1,901,190
90,745	Total Transportation				98,873,490
	U.S. Guaranteed – 2.7% (8)

2,360	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.000%, 8/15/36 (Pre-refunded 8/15/14) – AGM Insured	8/14 at 100.00	AA–	(8)	2,520,268

650	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA–	(8)	712,062

220	Dormitory Authority of the State of New York, Suffolk County, Lease Revenue Bonds, Judicial Facilities, Series 1991A, 9.500%, 4/15/14 – FGIC Insured (ETM)	4/13 at 101.59	Baa1	(8)	233,840

1,100	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	AA–	(8)	1,171,907

335	Erie County Water Authority, New York, Water Revenue Bonds, Series 1990B, 6.750%, 12/01/14 – AMBAC Insured (ETM)	No Opt. Call	N/R	(8)	360,380

2,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003C, 5.000%, 9/01/16 (Pre-refunded 9/01/13) – CIFG Insured	9/13 at 100.00	A	(8)	2,049,640

	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A:
2,000	5.250%, 2/15/21 (Pre-refunded 4/22/13) – AMBAC Insured	4/13 at 100.00	Aa3	(8)	2,007,900
4,300	5.250%, 2/15/22 (Pre-refunded 4/22/13) – AMBAC Insured	4/13 at 100.00	Aa3	(8)	4,318,877

	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B:
855	5.000%, 7/01/20 – AMBAC Insured (ETM)	7/13 at 100.00	N/R	(8)	893,415
1,295	5.125%, 7/01/24 – AMBAC Insured (ETM)	7/13 at 100.00	N/R	(8)	1,331,726

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	U.S. Guaranteed (8) (continued)

	New York City, New York, General Obligation Bonds, Fiscal Series 2004E:
$600	5.000%, 11/01/19 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	Aa2	(8)	$647,688
125	5.000%, 11/01/20 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	Aa2	(8)	134,980

265	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA–	(8)	290,302

4,000	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%, 6/01/28 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	AAA		4,412,280
20,105	Total U.S. Guaranteed				21,085,265
	Utilities – 9.2%

3,000	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3		3,387,300

1,200	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–		1,282,320

420	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB		466,137

6,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA–		5,386,260

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
2,350	0.000%, 6/01/20 – AGM Insured	No Opt. Call	AA–		2,066,520
2,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA–		1,495,780
2,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA–		1,429,740

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
8,800	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A		9,784,544
1,200	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	A		1,330,212
2,615	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A		2,898,754

1,050	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A		1,142,369

5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 – BHAC Insured	9/16 at 100.00	AA+		5,513,650

2,130	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.700%, 4/01/30	4/19 at 100.00	A		2,549,440

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A:
10,250	6.000%, 5/01/33	5/19 at 100.00	A		12,506,333
5,000	5.500%, 5/01/33 – BHAC Insured	5/19 at 100.00	AA+		5,941,950

2,400	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	6/13 at 100.00	A–		2,425,104

1,000	New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds, Long Island Lighting Company, Series 1995A, 5.300%, 8/01/25 – NPFG Insured (Alternative Minimum Tax)	9/13 at 100.00	A–		1,003,559

6,335	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42	No Opt. Call	BB+		6,647,188

520	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2		585,009

4,000	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	7/13 at 100.00	N/R		4,000,119
67,270	Total Utilities				71,842,288

Nuveen Investments	65

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 28, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 6.7%

$3,400	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Fiscal 2009 Series 2008A, 5.750%, 6/15/40	No Opt. Call	AAA	$4,062,082

3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series 2010BB, 5.000%, 6/15/31	No Opt. Call	AA+	3,516,120

8,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	9,047,040

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2011HH:
10,500	5.000%, 6/15/29	6/21 at 100.00	AA+	12,546,765
4,500	5.000%, 6/15/31	6/21 at 100.00	AA+	5,339,970
2,000	5.000%, 6/15/32	6/21 at 100.00	AA+	2,329,320

2,105	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured	6/16 at 100.00	AAA	2,349,095

3,340	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/15/27 – NPFG Insured	6/15 at 100.00	AAA	3,653,825

3,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Series 2006A, 4.750%, 6/15/29	6/16 at 100.00	AAA	3,326,369

2,950	Niagara Falls Public Water Authority, New York, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 7/15/27 – SYNCORA GTY Insured	7/15 at 100.00	BBB–	3,075,787

1,520	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB	1,574,172

1,455	Western Nassau County Water Authority, New York, Water System Revenue Bonds, Series 2005, 5.000%, 5/01/18 – AMBAC Insured	5/15 at 100.00	AA–	1,577,321
45,770	Total Water and Sewer			52,397,866
$712,940	Total Investments (cost $723,438,262) – 99.9%			777,079,368
	Floating Rate Obligations – (1.0)%			(7,955,000)
	Other Assets Less Liabilities – 1.1%			8,362,872
	Net Assets – 100%			$777,487,240

66	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(7)	On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(8)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of Assets and Liabilities

February 28, 2013

	Connecticut	Massachusetts	New Jersey	New York
Assets
Investments, at value (cost $360,552,344, $219,206,512, $289,112,675 and 723,438,262, respectively)	$385,969,957	$237,467,200	$316,122,038	$777,079,368
Cash	5,893,501	9,189,368	1,902,335	—
Receivables:
Interest	3,551,941	2,690,964	3,310,784	9,002,273
Investments sold	—	216,951	35,000	5,442,126
Shares sold	590,431	301,541	885,789	1,001,466
Other assets	33,112	724	2,741	88,583
Total assets	396,038,942	249,866,748	322,258,687	792,613,816
Liabilities
Cash overdraft	—	—	—	4,917,701
Floating rate obligations	10,000,000	—	—	7,955,000
Payables:
Dividends	350,079	152,687	247,139	453,561
Investments purchased	1,196,471	4,882,361	—	—
Shares redeemed	427,725	515,654	422,446	1,053,942
Accrued expenses:
Management fees	148,251	106,769	123,927	344,440
Trustees fees	33,388	933	3,018	97,916
12b-1 distribution and service fees	78,083	36,800	60,562	112,083
Other	91,174	79,374	88,913	191,933
Total liabilities	12,325,171	5,774,578	946,005	15,126,576
Net assets	$383,713,771	$244,092,170	$321,312,682	$777,487,240
Class A Shares
Net assets	$268,188,954	$103,507,523	$169,891,060	$344,363,998
Shares outstanding	24,229,418	9,914,783	14,608,199	30,468,181
Net asset value per share	$11.07	$10.44	$11.63	$11.30
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$11.56	$10.90	$12.14	$11.80
Class B Shares
Net assets	$1,024,734	$976,787	$1,676,751	$3,597,946
Shares outstanding	92,714	93,455	144,116	318,786
Net asset value and offering price per share	$11.05	$10.45	$11.63	$11.29
Class C Shares
Net assets	$62,911,906	$35,247,407	$58,848,461	$98,791,888
Shares outstanding	5,690,890	3,404,795	5,078,650	8,744,229
Net asset value and offering price per share	$11.05	$10.35	$11.59	$11.30
Class I Shares
Net assets	$51,588,177	$104,360,453	$90,896,410	$330,733,408
Shares outstanding	4,643,800	10,012,145	7,789,314	29,221,068
Net asset value and offering price per share	$11.11	$10.42	$11.67	$11.32
Net assets consist of:
Capital paid-in	$357,588,377	$227,420,830	$294,211,075	$721,555,182
Undistrubuted (Over-distribution of) net investment income	673,308	1,370,085	1,206,206	1,749,481
Accumulated net realized gain (loss)	34,473	(2,959,433)	(1,113,962)	541,471
Net unrealized appreciation (depreciation)	25,417,613	18,260,688	27,009,363	53,641,106
Net assets	$383,713,771	$244,092,170	$321,312,682	$777,487,240
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

68	Nuveen Investments

Statement of Operations

Year Ended February 28, 2013

	Connecticut	Massachusetts	New Jersey	New York
Investment Income	$16,718,661	$11,548,195	$13,363,476	$33,203,013
Expenses
Management fees	1,906,035	1,209,369	1,510,605	3,776,859
12b-1 service fees – Class A	531,717	197,706	310,421	660,418
12b-1 distribution and service fees – Class B	13,109	11,065	21,619	38,188
12b-1 distribution and service fees – Class C	463,148	247,761	390,637	713,330
Shareholder servicing agent fees and expenses	163,058	118,431	145,851	376,668
Interest expense	39,132	—	—	35,844
Custodian fees and expenses	51,454	34,934	48,283	128,904
Trustees fees and expenses	10,132	6,341	8,030	20,216
Professional fees	23,268	41,518	25,829	38,253
Shareholder reporting expenses	39,345	35,752	38,010	106,604
Federal and state registration fees	9,103	11,094	11,058	15,512
Other expenses	14,622	10,449	13,270	21,268
Total expenses before legal fee refund	3,264,123	1,924,420	2,523,613	5,932,064
Legal fee refund	—	(30,374)	—	—
Net expenses	3,264,123	1,894,046	2,523,613	5,932,064
Net investment income (loss)	13,454,538	9,654,149	10,839,863	27,270,949
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	262,326	(2,854,151)	1,056,792	1,731,835
Change in net unrealized appreciation (depreciation) of investments	2,522,770	6,773,534	7,513,749	7,279,114
Net realized and unrealized gain (loss)	2,785,096	3,919,383	8,570,541	9,010,949
Net increase (decrease) in net assets from operations	$16,239,634	$13,573,532	$19,410,404	$36,281,898

See accompanying notes to financial statements.

Nuveen Investments	69

Statement of Changes in Net Assets

	Connecticut		Massachusetts
	Year Ended 2/28/13	Year Ended 2/29/12	Year Ended 2/28/13	Year Ended 2/29/12
Operations
Net investment income (loss)	$13,454,538	$13,734,242	$9,654,149	$6,683,318
Net realized gain (loss) from investments	262,326	588,911	(2,854,151)	(33,141)
Change in net unrealized appreciation (depreciation) of investments	2,522,770	25,523,194	6,773,534	13,449,045
Net increase (decrease) in net assets from operations	16,239,634	39,846,347	13,573,532	20,099,222
Distributions to Shareholders
From net investment income:
Class A	(9,520,427)	(10,035,318)	(3,571,958)	(3,073,723)
Class B	(39,872)	(61,062)	(33,655)	(27,301)
Class C	(1,876,405)	(1,877,113)	(1,010,707)	(738,745)
Class I	(1,758,284)	(1,441,986)	(3,876,564)	(3,001,123)
From accumulated net realized gains:
Class A	(176,115)	(644,935)	—	—
Class B	(775)	(4,411)	—	—
Class C	(41,191)	(138,191)	—	—
Class I	(31,228)	(89,001)	—	—
Decrease in net assets from distributions to shareholders	(13,444,297)	(14,292,017)	(8,492,884)	(6,840,892)
Fund Share Transactions
Shares issued in the reorganization	—	—	—	76,804,893
Proceeds from sale of shares	56,156,930	38,469,721	36,271,395	19,763,480
Proceeds from shares issued to shareholders due to reinvestment of distributions	8,732,311	7,926,102	6,367,725	4,149,780
	64,889,241	46,395,823	42,639,120	100,718,153
Cost of shares redeemed	(45,150,991)	(53,476,672)	(27,534,229)	(20,495,726)
Net increase (decrease) in net assets from Fund share transactions	19,738,250	(7,080,849)	15,104,891	80,222,427
Net increase (decrease) in net assets	22,533,587	18,473,481	20,185,539	93,480,757
Net assets at the beginning of period	361,180,184	342,706,703	223,906,631	130,425,874
Net assets at the end of period	$383,713,771	$361,180,184	$244,092,170	$223,906,631
Undistributed (Over-distribution of) net investment income at the end of period	$673,308	$427,014	$1,370,085	$245,838

See accompanying notes to financial statements.

70	Nuveen Investments

	New Jersey		New York
	Year Ended 2/28/13	Year Ended 2/29/12	Year Ended 2/28/13	Year Ended 2/29/12
Operations
Net investment income (loss)	$10,839,863	$10,556,399	$27,270,949	$21,013,989
Net realized gain (loss) from investments	1,056,792	(2,016,875)	1,731,835	2,538,571
Change in net unrealized appreciation (depreciation) of investments	7,513,749	26,493,162	7,279,114	38,017,753
Net increase (decrease) in net assets from operations	19,410,404	35,032,686	36,281,898	61,570,313
Distributions to Shareholders
From net investment income:
Class A	(5,804,535)	(5,494,799)	(11,592,874)	(9,958,747)
Class B	(68,995)	(116,421)	(112,943)	(155,056)
Class C	(1,676,829)	(1,424,614)	(2,833,694)	(2,546,077)
Class I	(3,389,400)	(3,115,912)	(12,311,630)	(8,518,271)
From accumulated net realized gains:
Class A	—	—	(369,596)	(568,910)
Class B	—	—	(4,061)	(9,586)
Class C	—	—	(104,903)	(173,146)
Class I	—	—	(359,272)	(395,675)
Decrease in net assets from distributions to shareholders	(10,939,759)	(10,151,746)	(27,688,973)	(22,325,468)
Fund Share Transactions
Shares issued in the reorganization	—	—	—	271,199,012
Proceeds from sale of shares	67,522,062	47,720,256	101,731,182	76,284,317
Proceeds from shares issued to shareholders due to reinvestment of distributions	7,504,416	5,275,139	21,103,747	13,807,037
	75,026,478	52,995,395	122,834,929	361,290,366
Cost of shares redeemed	(35,638,824)	(42,220,748)	(92,216,723)	(79,266,235)
Net increase (decrease) in net assets from Fund share transactions	39,387,654	10,774,647	30,618,206	282,024,131
Net increase (decrease) in net assets	47,858,299	35,655,587	39,211,131	321,268,976
Net assets at the beginning of period	273,454,383	237,798,796	738,276,109	417,007,133
Net assets at the end of period	$321,312,682	$273,454,383	$777,487,240	$738,276,109
Undistributed (Over-distribution of) net investment income at the end of period	$1,206,206	$1,330,710	$1,749,481	$1,343,732

See accompanying notes to financial statements.

Nuveen Investments	71

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CONNECTICUT
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (7/87)
2013	$10.98	$.40	$.10	$.50	$(.40)	$(.01)	$(.41)	$11.07
2012	10.19	.43	.81	1.24	(.42)	(.03)	(.45)	10.98
2011	10.49	.42	(.30)	.12	(.42)	— *	(.42)	10.19
2010	9.77	.43	.71	1.14	(.42)	—	(.42)	10.49
2009	10.01	.42	(.21)	.21	(.42)	(.03)	(.45)	9.77
Class B (2/97)
2013	10.97	.32	.09	.41	(.32)	(.01)	(.33)	11.05
2012	10.19	.35	.80	1.15	(.34)	(.03)	(.37)	10.97
2011	10.48	.34	(.29)	.05	(.34)	— *	(.34)	10.19
2010	9.77	.35	.71	1.06	(.35)	—	(.35)	10.48
2009	10.00	.35	(.21)	.14	(.34)	(.03)	(.37)	9.77
Class C (10/93)
2013	10.97	.34	.09	.43	(.34)	(.01)	(.35)	11.05
2012	10.19	.37	.81	1.18	(.37)	(.03)	(.40)	10.97
2011	10.48	.36	(.28)	.08	(.37)	— *	(.37)	10.19
2010	9.77	.37	.71	1.08	(.37)	—	(.37)	10.48
2009	10.00	.37	(.21)	.16	(.36)	(.03)	(.39)	9.77
Class I (2/97)
2013	11.02	.43	.09	.52	(.42)	(.01)	(.43)	11.11
2012	10.23	.45	.81	1.26	(.44)	(.03)	(.47)	11.02
2011	10.53	.45	(.31)	.14	(.44)	— *	(.44)	10.23
2010	9.81	.45	.71	1.16	(.44)	—	(.44)	10.53
2009	10.05	.44	(.21)	.23	(.44)	(.03)	(.47)	9.81

72	Nuveen Investments

Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

4.56%	$268,189	.80%	.79%	3.65%	12%
12.40	259,183	.82	.81	4.08	9
1.13	255,092	.81	.80	4.01	10
11.86	257,989	.85	.83	4.20	4
2.20	241,958	.93	.83	4.22	14

3.74	1,025	1.55	1.54	2.91	12
11.48	1,692	1.57	1.56	3.34	9
.48	2,537	1.56	1.55	3.28	10
10.97	5,784	1.60	1.58	3.45	4
1.53	9,341	1.68	1.58	3.46	14

3.90	62,912	1.35	1.34	3.10	12
11.72	58,829	1.37	1.36	3.53	9
.71	53,317	1.36	1.35	3.48	10
11.17	54,948	1.40	1.38	3.65	4
1.73	45,761	1.48	1.38	3.68	14

4.77	51,588	.60	.59	3.85	12
12.60	41,475	.62	.61	4.27	9
1.36	31,761	.61	.60	4.22	10
12.07	25,590	.65	.63	4.40	4
2.44	17,875	.73	.63	4.43	14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MASSACHUSETTS
Year Ended February 28/29	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (9/94)
2013	$10.21	$.42	$.19	$.61	$(.38)	$—	$(.38)	$10.44
2012	9.47	.42	.75	1.17	(.43)	—	(.43)	10.21
2011	9.75	.44	(.27)	.17	(.45)	—	(.45)	9.47
2010	8.81	.45	.94	1.39	(.45)	—	(.45)	9.75
2009	9.34	.41	(.51)	(.10)	(.39)	(.04)	(.43)	8.81
Class B (3/97)
2013	10.23	.35	.17	.52	(.30)	—	(.30)	10.45
2012	9.48	.35	.76	1.11	(.36)	—	(.36)	10.23
2011	9.76	.37	(.27)	.10	(.38)	—	(.38)	9.48
2010	8.83	.38	.93	1.31	(.38)	—	(.38)	9.76
2009	9.35	.34	(.50)	(.16)	(.32)	(.04)	(.36)	8.83
Class C (10/94)
2013	10.13	.36	.18	.54	(.32)	—	(.32)	10.35
2012	9.39	.36	.76	1.12	(.38)	—	(.38)	10.13
2011	9.67	.39	(.27)	.12	(.40)	—	(.40)	9.39
2010	8.74	.39	.93	1.32	(.39)	—	(.39)	9.67
2009	9.26	.36	(.50)	(.14)	(.34)	(.04)	(.38)	8.74
Class I (12/86)
2013	10.19	.44	.18	.62	(.39)	—	(.39)	10.42
2012	9.45	.44	.75	1.19	(.45)	—	(.45)	10.19
2011	9.73	.46	(.27)	.19	(.47)	—	(.47)	9.45
2010	8.80	.47	.92	1.39	(.46)	—	(.46)	9.73
2009	9.32	.43	(.50)	(.07)	(.41)	(.04)	(.45)	8.80

74	Nuveen Investments

Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income (loss)	Portfolio Turnover Rate

6.01%	$103,508	.82%	.82%	4.08%	11%
12.66	92,565	.95	.95	4.21	3
1.69	61,883	.85	.85	4.54	7
16.03	61,382	.91	.91	4.77	5
(1.05)	45,433	.91	.91	4.47	20

5.13	977	1.57	1.57	3.35	11
11.93	1,384	1.67	1.67	3.43	3
.94	741	1.60	1.60	3.80	7
15.04	1,402	1.65	1.65	4.03	5
(1.69)	2,741	1.67	1.67	3.71	20

5.34	35,247	1.37	1.37	3.53	11
12.14	30,815	1.49	1.49	3.63	3
1.14	14,872	1.40	1.40	3.98	7
15.37	12,550	1.46	1.46	4.23	5
(1.53)	10,944	1.47	1.47	3.91	20

6.20	104,360	.62	.62	4.29	11
12.89	99,142	.74	.74	4.39	3
1.91	52,930	.65	.65	4.74	7
16.15	53,698	.71	.71	4.98	5
(.74)	47,238	.72	.72	4.67	20
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	Ratios do not reflect the effect of legal fee refund, where applicable. The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEW JERSEY
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains		Total	Ending Net Asset Value
Class A (9/94)
2013	$11.29	$.43	$.34	$.77	$(.43)	$—		$(.43)	$11.63
2012	10.22	.46	1.05	1.51	(.44)	—		(.44)	11.29
2011	10.64	.46	(.44)	.02	(.44)	—		(.44)	10.22
2010	9.81	.45	.81	1.26	(.43)	—	*	(.43)	10.64
2009	10.09	.43	(.26)	.17	(.42)	(.03)		(.45)	9.81
Class B (2/97)
2013	11.30	.34	.34	.68	(.35)	—		(.35)	11.63
2012	10.23	.38	1.06	1.44	(.37)	—		(.37)	11.30
2011	10.65	.38	(.43)	(.05)	(.37)	—		(.37)	10.23
2010	9.83	.37	.81	1.18	(.36)	—	*	(.36)	10.65
2009	10.10	.36	(.26)	.10	(.34)	(.03)		(.37)	9.83
Class C (9/94)
2013	11.26	.36	.34	.70	(.37)	—		(.37)	11.59
2012	10.19	.40	1.05	1.45	(.38)	—		(.38)	11.26
2011	10.61	.40	(.43)	(.03)	(.39)	—		(.39)	10.19
2010	9.79	.39	.81	1.20	(.38)	—	*	(.38)	10.61
2009	10.05	.38	(.25)	.13	(.36)	(.03)		(.39)	9.79
Class I (2/92)
2013	11.33	.45	.35	.80	(.46)	—		(.46)	11.67
2012	10.26	.48	1.06	1.54	(.47)	—		(.47)	11.33
2011	10.68	.48	(.43)	.05	(.47)	—		(.47)	10.26
2010	9.85	.47	.81	1.28	(.45)	—	*	(.45)	10.68
2009	10.11	.45	(.25)	.20	(.43)	(.03)		(.46)	9.85

76	Nuveen Investments

Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

6.93%	$169,891	.81%	.81%	3.71%	12%
15.13	145,946	.83	.83	4.30	7
.14	125,945	.82	.82	4.29	7
13.14	121,371	.85	.85	4.36	8
1.66	91,348	.87	.85	4.31	21

6.06	1,677	1.56	1.56	2.98	12
14.28	3,101	1.58	1.58	3.59	7
(.59)	4,275	1.57	1.57	3.53	7
12.21	8,442	1.60	1.60	3.64	8
.98	11,881	1.62	1.60	3.52	21

6.30	58,848	1.36	1.36	3.15	12
14.54	45,046	1.38	1.38	3.75	7
(.41)	37,511	1.37	1.37	3.74	7
12.48	37,482	1.40	1.40	3.81	8
1.28	29,143	1.42	1.40	3.75	21

7.13	90,896	.61	.61	3.91	12
15.30	79,361	.63	.63	4.51	7
.36	70,068	.62	.62	4.49	7
13.32	77,172	.65	.65	4.57	8
2.05	66,899	.67	.65	4.48	21

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEW YORK
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (9/94)
2013	$11.17	$.40	$.14	$.54	$(.40)	$(.01)	$(.41)	$11.30
2012	10.39	.46	.81	1.27	(.46)	(.03)	(.49)	11.17
2011	10.72	.47	(.34)	.13	(.46)	—	(.46)	10.39
2010	9.84	.46	.88	1.34	(.46)	— *	(.46)	10.72
2009	10.15	.45	(.28)	.17	(.44)	(.04)	(.48)	9.84
Class B (2/97)
2013	11.16	.32	.13	.45	(.31)	(.01)	(.32)	11.29
2012	10.38	.38	.81	1.19	(.38)	(.03)	(.41)	11.16
2011	10.71	.39	(.34)	.05	(.38)	—	(.38)	10.38
2010	9.84	.38	.87	1.25	(.38)	— *	(.38)	10.71
2009	10.14	.38	(.28)	.10	(.36)	(.04)	(.40)	9.84
Class C (9/94)
2013	11.17	.34	.14	.48	(.34)	(.01)	(.35)	11.30
2012	10.39	.40	.81	1.21	(.40)	(.03)	(.43)	11.17
2011	10.72	.41	(.34)	.07	(.40)	—	(.40)	10.39
2010	9.84	.41	.87	1.28	(.40)	— *	(.40)	10.72
2009	10.15	.40	(.28)	.12	(.39)	(.04)	(.43)	9.84
Class I (12/86)
2013	11.19	.43	.13	.56	(.42)	(.01)	(.43)	11.32
2012	10.41	.48	.81	1.29	(.48)	(.03)	(.51)	11.19
2011	10.73	.49	(.33)	.16	(.48)	—	(.48)	10.41
2010	9.86	.48	.87	1.35	(.48)	— *	(.48)	10.73
2009	10.17	.48	(.29)	.19	(.46)	(.04)	(.50)	9.86

78	Nuveen Investments

Ratios/Supplemental Data
		Ratios to Average Net Assets(d)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

4.89%	$344,364	.79%	.79%	3.57%	18%
12.45	316,904	.85	.84	4.19	16
1.12	209,283	.83	.81	4.38	7
13.87	226,162	.87	.84	4.46	3
1.67	181,049	.97	.84	4.49	30

4.14	3,598	1.54	1.54	2.83	18
11.66	4,666	1.60	1.59	3.48	16
.39	5,114	1.58	1.56	3.62	7
12.96	8,898	1.62	1.59	3.73	3
1.00	12,094	1.72	1.59	3.71	30

4.34	98,792	1.34	1.34	3.02	18
11.83	91,281	1.40	1.39	3.65	16
.58	61,439	1.38	1.36	3.82	7
13.28	60,840	1.42	1.39	3.91	3
1.12	51,978	1.52	1.39	3.95	30

5.10	330,733	.59	.59	3.78	18
12.65	325,424	.65	.64	4.35	16
1.44	141,171	.63	.61	4.58	7
14.00	150,977	.67	.64	4.66	3
1.91	132,815	.77	.64	4.69	30

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(d)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	79

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust II (the “Trust”) is a diversified, open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Connecticut Municipal Bond Fund (“Connecticut”), Nuveen Massachusetts Municipal Bond Fund (“Massachusetts”), Nuveen New Jersey Municipal Bond Fund (“New Jersey”) and Nuveen New York Municipal Bond Fund (“New York”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Funds’ investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Each Fund is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years. Under normal market conditions, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds.

Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Funds’ income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. Each Fund may utilize futures contracts, swap contracts, options on futures contracts and options on swap contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in each Fund’s portfolio.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a

80	Nuveen Investments

security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of February 28, 2013, Connecticut and Massachusetts had outstanding delayed delivery purchase commitments of $1,196,471 and $3,165,500, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. The Funds will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a

Nuveen Investments	81

Notes to Financial Statements (continued)

..55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense” on the Statement of Operations.

During the fiscal year ended February 28, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of February 28, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	Connecticut	Massachusetts	New Jersey	New York
Maximum exposure	$—	$1,600,000	$1,770,000	$3,670,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended February 28, 2013, were as follows:

	Connecticut	New York
Average floating rate obligations outstanding	$10,000,000	$7,955,000
Average annual interest rate and fees	0.39%	0.45%

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 2013.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial

82	Nuveen Investments

assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1–	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2–	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Connecticut	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$385,969,957	$—	$385,969,957

Massachusetts	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$237,467,200	$—	$237,467,200

Nuveen Investments	83

Notes to Financial Statements (continued)

New Jersey	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$316,122,038	$—	$316,122,038

New York	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$777,079,368	$—	$777,079,368
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended February 28, 2013.

4. Fund Shares

Transactions in Fund shares were as follows:

	Connecticut
	Year Ended 2/28/13		Year Ended 2/29/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,614,964	$28,910,899	1,720,104	$18,238,586
Class A – automatic conversion of Class B Shares	12,825	141,148	34,580	356,260
Class B	—	—	1,125	11,870
Class C	1,033,058	11,399,442	769,189	8,178,708
Class I	1,413,438	15,705,441	1,096,864	11,684,297
Shares issued to shareholders due to reinvestment of distributions:
Class A	624,245	6,906,191	600,365	6,355,193
Class B	3,000	33,111	3,263	34,445
Class C	94,101	1,039,661	96,884	1,024,538
Class I	67,844	753,348	48,085	511,926
	5,863,475	64,889,241	4,370,459	46,395,823
Shares redeemed:
Class A	(2,619,777)	(28,965,373)	(3,781,861)	(39,657,269)
Class B	(51,692)	(573,074)	(64,570)	(670,940)
Class B – automatic conversion to Class A Shares	(12,838)	(141,148)	(34,614)	(356,260)
Class C	(798,522)	(8,818,322)	(738,238)	(7,728,440)
Class I	(599,799)	(6,653,074)	(486,729)	(5,063,763)
	(4,082,628)	(45,150,991)	(5,106,012)	(53,476,672)
Net increase (decrease)	1,780,847	$19,738,250	(735,553)	$(7,080,849)

84	Nuveen Investments

	Massachusetts
	Year Ended 2/28/13		Year Ended 2/29/12
	Shares	Amount	Shares	Amount
Shares issued in the reorganization:
Class A	—	$—	2,427,261	$23,874,084
Class B	—	—	97,752	962,788
Class C	—	—	1,349,215	13,159,703
Class I	—	—	3,952,842	38,808,318
Shares sold:
Class A	1,703,066	17,645,560	828,446	8,110,454
Class A – automatic conversion of Class B Shares	2,485	25,460	4,993	48,251
Class B	—	—	491	4,861
Class C	608,224	6,257,859	439,588	4,280,548
Class I	1,190,195	12,342,516	743,869	7,319,366
Shares issued to shareholders due to reinvestment of distributions:
Class A	273,050	2,838,657	154,319	1,516,902
Class B	2,587	26,845	1,702	16,730
Class C	60,585	623,778	41,092	400,923
Class I	277,737	2,878,445	226,162	2,215,225
	4,117,929	42,639,120	10,267,732	100,718,153
Shares redeemed:
Class A	(1,127,484)	(11,703,503)	(889,098)	(8,657,165)
Class B	(41,965)	(436,004)	(37,830)	(363,920)
Class B – automatic conversion to Class A Shares	(2,483)	(25,460)	(4,986)	(48,251)
Class C	(306,790)	(3,150,199)	(371,208)	(3,601,323)
Class I	(1,180,569)	(12,219,063)	(800,341)	(7,825,067)
	(2,659,291)	(27,534,229)	(2,103,463)	(20,495,726)
Net increase (decrease)	1,458,638	$15,104,891	8,164,269	$80,222,427

	New Jersey
	Year Ended 2/28/13		Year Ended 2/29/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,816,526	$32,502,804	2,457,556	$26,517,220
Class A – automatic conversion of Class B Shares	45,874	521,481	40,304	421,209
Class B	—	—	740	7,902
Class C	1,413,773	16,212,215	765,501	8,258,655
Class I	1,586,534	18,285,562	1,153,202	12,515,270
Shares issued to shareholders due to reinvestment of distributions:
Class A	394,457	4,550,274	279,301	3,003,065
Class B	5,155	59,283	7,764	83,090
Class C	96,086	1,103,777	77,168	825,878
Class I	154,868	1,791,082	126,513	1,363,106
	6,513,273	75,026,478	4,908,049	52,995,395
Shares redeemed:
Class A	(1,570,259)	(18,085,189)	(2,175,078)	(23,282,340)
Class B	(89,559)	(1,031,017)	(111,719)	(1,176,905)
Class B – automatic conversion to Class A Shares	(45,847)	(521,481)	(40,266)	(421,209)
Class C	(432,609)	(4,963,163)	(522,603)	(5,543,996)
Class I	(955,069)	(11,037,974)	(1,108,764)	(11,796,298)
	(3,093,343)	(35,638,824)	(3,958,430)	(42,220,748)
Net increase (decrease)	3,419,930	$39,387,654	949,619	$10,774,647

Nuveen Investments	85

Notes to Financial Statements (continued)

	New York
	Year Ended 2/28/13		Year Ended 2/29/12
	Shares	Amount	Shares	Amount
Shares issued in the reorganization:
Class A	—	$—	7,732,611	$83,804,432
Class B	—	—	143,786	1,556,846
Class C	—	—	1,842,680	19,966,920
Class I	—	—	15,282,356	165,870,814
Shares sold:
Class A	5,253,400	59,252,847	4,194,452	45,511,005
Class A – automatic conversion of Class B Shares	19,383	216,740	81,913	883,759
Class B	—	—	1,242	13,558
Class C	1,509,125	17,008,247	1,346,785	14,599,411
Class I	2,241,064	25,253,348	1,406,462	15,276,584
Shares issued to shareholders due to reinvestment of distributions:
Class A	817,803	9,222,800	528,882	5,733,214
Class B	9,425	106,054	9,260	99,893
Class C	169,497	1,909,899	149,611	1,618,959
Class I	874,007	9,864,994	583,994	6,354,971
	10,893,704	122,834,929	33,304,034	361,290,366
Shares redeemed:
Class A	(3,985,681)	(44,931,296)	(4,312,417)	(46,290,843)
Class B	(89,333)	(1,002,304)	(146,738)	(1,568,908)
Class B – automatic conversion to Class A Shares	(19,402)	(216,740)	(82,006)	(883,759)
Class C	(1,105,893)	(12,449,842)	(1,081,180)	(11,565,747)
Class I	(2,976,721)	(33,616,541)	(1,755,622)	(18,956,978)
	(8,177,030)	(92,216,723)	(7,377,963)	(79,266,235)
Net increase (decrease)	2,716,674	$30,618,206	25,926,071	$282,024,131

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended February 28, 2013, were as follows:

	Connecticut	Massachusetts	New Jersey	New York
Purchases	$69,223,350	$40,152,230	$79,299,715	$183,485,585
Sales and maturities	45,215,648	24,203,594	35,223,030	138,733,672

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of February 28, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Connecticut	Massachusetts	New Jersey	New York
Cost of investments	$350,078,174	$218,975,127	$288,277,627	$714,936,800
Gross unrealized:
Appreciation	$26,816,907	$19,462,682	$28,204,012	$56,915,731
Depreciation	(925,124)	(970,609)	(359,601)	(2,729,130)
Net unrealized appreciation (depreciation) of investments	$25,891,783	$18,492,073	$27,844,411	$54,186,601

86	Nuveen Investments

Permanent differences, primarily due to federal taxes paid, taxable market discount and paydowns resulted in reclassifications among the Funds’ components of net assets as of February 28, 2013, the Funds’ tax year end, as follows:

	Connecticut	Massachusetts	New Jersey	New York
Capital paid-in	$38,188	$(47)	$4,079	$—
Undistributed (Over-distribution of) net investment income	(13,256)	(37,018)	(24,608)	(14,059)
Accumulated net realized gain (loss)	(24,932)	37,065	20,529	14,059

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2013, the Funds’ tax year end, were as follows:

	Connecticut	Massachusetts	New Jersey	New York
Undistributed net tax-exempt income*	$1,278,044	$1,860,790	$1,302,100	$3,341,912
Undistributed net ordinary income**	8,373	1,159	1,652	42,035
Undistributed net long-term capital gains	34,471	—	—	535,841
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period on February 1, 2013, through February 28, 2013 and paid on March 1, 2013.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 28, 2013 and February 29, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Connecticut	Massachusetts	New Jersey	New York
Distributions from net tax-exempt income***	$13,232,641	$8,477,494	$10,883,714	$27,051,560
Distributions from net ordinary income**	—	—	—	—
Distributions from net long-term capital gains****	249,309	—	—	837,832

2012	Connecticut	Massachusetts	New Jersey	New York
Distributions from net tax-exempt income	$13,439,511	$6,649,266	$10,126,225	$20,234,370
Distributions from net ordinary income**	—	—	—	83,130
Distributions from net long-term capital gains	876,538	—	—	1,147,317
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2013, as Exempt Interest Dividends.
****	The Funds designate as long term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits to the Funds related to net capital gain to zero for tax year ended February 28, 2013.

As of February 28, 2013, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Massachusetts	New Jersey
Expiration:
February 28, 2017	$12,497	$—
February 28, 2018	98,330	—
February 28, 2019	—	80,823
Total	$110,827	$80,823

During the Funds’ tax year ended February 28, 2013, the following Funds utilized capital loss carryforwards as follows:

	Massachusetts	New Jersey	New York
Utilized capital loss carryforwards	$10,281	$1,097,049	$918,315

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred by the Funds after December 31, 2010 will not be subject to expiration.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Massachusetts
Post-enactment losses
Short-term	$—
Long-term	2,817,801

The Funds have elected to defer losses incurred from November 1, 2012 through February 28, 2013, the Funds’ tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Massachusetts	New Jersey
Post-October capital losses	$19,809	$19,728
Late-year ordinary losses	—	—

Nuveen Investments	87

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 28, 2013, the complex-level fee rate for these Funds was .1668%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses of Massachusetts and New York so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .750% and .750%, respectively, of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended February 28, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Connecticut	Massachusetts	New Jersey	New York
Sales charges collected (Unaudited)	$323,630	$130,816	$287,864	$619,125
Paid to financial intermediaries (Unaudited)	291,050	111,303	256,109	541,118

88	Nuveen Investments

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Connecticut	Massachusetts	New Jersey	New York
Commission advances (Unaudited)	$210,838	$63,468	$221,510	$278,519

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2013, the Distributor retained such 12b-1 fees as follows:

	Connecticut	Massachusetts	New Jersey	New York
12b-1 fees retained (Unaudited)	$96,329	$47,106	$107,009	$147,615

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2013, as follows:

	Connecticut	Massachusetts	New Jersey	New York
CDSC retained (Unaudited)	$11,631	$1,762	$6,764	$15,375

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (ASU) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	89

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/4a0 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	206
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	206
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; Member of two Miller Valentine real estate LLC companies; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	206
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206

90	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); formerly, Director, Legal & General Investment Management America, Inc. (since 2008-2013); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); Formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	206
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206

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Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	206
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	206
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	206
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	206
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

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Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	101

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

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Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (formerly known as Nuveen Fund Advisors, Inc.) (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Board visited with the Sub-Advisor’s municipal team in Minneapolis in September 2011, and with the Sub-Advisor’s municipal team in Chicago in November 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the

94	Nuveen Investments

Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen New Jersey Municipal Bond Fund (the “New Jersey Fund”) and the Nuveen New York Municipal Bond Fund (the “New York Fund”) had

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. In addition the Independent Board Members considered that the Nuveen Connecticut Municipal Bond Fund (the “Connecticut Fund”) and the Nuveen Massachusetts Municipal Bond Fund (the “Massachusetts Fund”) lagged their peers somewhat in the short term, but demonstrated more favorable performance in the longer three- and/or five-year periods. In this regard, they noted that although the Massachusetts Fund lagged its peers in the short one-year period, it was in the first quartile over the three-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio. The Independent Board Members noted that the Massachusetts Fund, the Connecticut Fund and the New Jersey Fund each had net management fees slightly higher or higher than the peer average, but net expense ratios below or in line with the peer average, while the New York Fund had net management fees and a net expense ratio (including fee waivers and expense reimbursements) below or in line with its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review

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and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit

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(Unaudited) (continued)

from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Notes

Nuveen Investments	99

Notes

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Notes

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Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Effective Leverage: Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Connecticut Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Connecticut Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Massachusetts Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Massachusetts Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper New Jersey Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper New Jersey Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper New York Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper New York Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

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Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	103

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $219 billion as of December 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MS3-0213D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended February 28, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Connecticut Municipal Bond Fund	25,653	0	1,180	0
New Jersey Municipal Bond Fund	25,431	0	1,180	0
California Municipal Bond Fund	27,039	0	1,180	0
New York Municipal Bond Fund	27,263	0	1,760	0
Massachusetts Municipal Bond Fund	25,120	0	1,760	0
California High Yield Municipal Bond Fund	25,569	0	1,180	0

Total	$156,075	$0	$8,240	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Connecticut Municipal Bond Fund	0%	0%	0%	0%
New Jersey Municipal Bond Fund	0%	0%	0%	0%
California Municipal Bond Fund	0%	0%	0%	0%
New York Municipal Bond Fund	0%	0%	0%	0%
Massachusetts Municipal Bond Fund	0%	0%	0%	0%
California High Yield Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended February 29, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Connecticut Municipal Bond Fund	16,725	0	0	0
New Jersey Municipal Bond Fund	16,018	0	0	0
California Municipal Bond Fund	16,414	0	0	0
New York Municipal Bond Fund	19,212	0	0	0
Massachusetts Municipal Bond Fund	15,815	0	0	0
California High Yield Municipal Bond Fund	15,175	0	0	0

Total	$99,359	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Connecticut Municipal Bond Fund	0%	0%	0%	0%
New Jersey Municipal Bond Fund	0%	0%	0%	0%
California Municipal Bond Fund	0%	0%	0%	0%
New York Municipal Bond Fund	0%	0%	0%	0%
Massachusetts Municipal Bond Fund	0%	0%	0%	0%
California High Yield Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended February 28, 2013	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended February 29, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended February 28, 2013	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Connecticut Municipal Bond Fund	1,180	0	0	1,180
New Jersey Municipal Bond Fund	1,180	0	0	1,180
California Municipal Bond Fund	1,180	0	0	1,180
New York Municipal Bond Fund	1,760	0	0	1,760
Massachusetts Municipal Bond Fund	1,760	0	0	1,760
California High Yield Municipal Bond Fund	1,180	0	0	1,180

Total	$8,240	$0	$0	$8,240

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended February 29, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Connecticut Municipal Bond Fund	0	0	0	0
New Jersey Municipal Bond Fund	0	0	0	0
California Municipal Bond Fund	0	0	0	0
New York Municipal Bond Fund	0	0	0	0
Massachusetts Municipal Bond Fund	0	0	0	0
California High Yield Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust II

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: May 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: May 8, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 8, 2013